UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY
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NOTICE OF 2023 ANNUAL GENERAL MEETING

OF SHAREHOLDERS

TO BE HELD ON AUGUST 3, 2023

Dear Shareholder:

The 2023 annual general meeting of shareholders (the “annual meeting”) of Jazz Pharmaceuticals plc, a public limited company formed under the laws of Ireland (the “company”), will be held on Thursday, August 3, 2023, at 9:45 a.m. local time at our corporate headquarters located at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland, for the following purposes:

1.   To elect by separate resolutions each of the four nominees for director named in the accompanying proxy statement (the “proxy statement”) to hold office until the 2026 annual meeting of shareholders (Proposal 1).

2.   To ratify, on a non-binding advisory basis, the appointment of KPMG as the independent auditors of the company for the fiscal year ending December 31, 2023 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to determine the independent auditors’ remuneration (Proposal 2).

3.   To approve, on a non-binding advisory basis, the compensation of the company’s named executive officers, or NEOs, as disclosed in the accompanying proxy statement (Proposal 3).

4.   To grant the board of directors authority under Irish law to allot and issue ordinary shares for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply (Proposal 4).

5.   To approve any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 4 (Proposal 5).

To conduct any other business properly brought before the annual meeting.

Proposals 1, 2, 3 and 5 are ordinary resolutions, requiring the affirmative vote of a majority of the votes cast (in person or by proxy) at the annual meeting. Proposal 4 is a special resolution, requiring the approval of not less than 75% of the votes cast (in person or by proxy) at the annual meeting.

In addition to the above proposals, the annual meeting will also receive and consider the company’s Irish statutory financial statements for the fiscal year ended December 31, 2022 and the reports of the directors and auditors thereon. There is no requirement under Irish law that the Irish statutory financial statements be approved by the shareholders, and no such approval will be sought at the annual meeting. Under the company’s Memorandum and Articles of Association (our “articles”), and the Irish Companies Act 2014 (the “2014 Act”), Proposals 1 and 2 are deemed to be ordinary business, and Proposals 3, 4 and 5 are deemed to be special business.

The record date for the annual meeting is June 7, 2023. Only shareholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and our proxy materials, which include this proxy statement, our annual letter to shareholders and our 2022 Annual Report on Form 10-K, are first being mailed to shareholders on or about June 20, 2023.

A shareholder entitled to attend and vote at the annual meeting is entitled to appoint one or more proxies to attend, speak and vote instead of him or her at the annual meeting, using the proxy card provided (or the form of proxy contained in section 184 of the 2014 Act) or using an electronic proxy card by telephone or via the internet in the manner described in this proxy statement. A proxy need not be a shareholder of record.

Whether or not you expect to attend the meeting, please vote as soon as possible. You may vote your shares:
Over the Telephone 1-800-690-6903
Via the Internet www.proxyvote.com
By Mail Complete, sign and return proxy card
In Person Attend Annual Meeting

If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by mailing your proxy card or voting instruction card in the envelope provided. Proxy cards must be received by August 2, 2023. Electronic proxy cards submitted via the internet or by telephone must be received by 11:59 p.m., U.S. Eastern Time, on August 2, 2023. It may not be possible to count proxy cards received after the relevant time towards voting. Proxy cards received will be forwarded to the company’s registered office electronically before commencement of the annual meeting to comply with Irish law. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if the record holder of your ordinary shares is a broker, bank or other agent, and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of shareholders to be held on August 3, 2023,

at 9:45 a.m. local time at our corporate headquarters located at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland.

The proxy statement, our letter to shareholders, our Irish statutory financial statements and our 2022 Annual Report on Form 10-K are available at https://materials.proxyvote.com/G50871.

By order of the board of directors,

/s/ Aislinn Doody

Aislinn Doody, Company Secretary

Dublin, Ireland

June 16, 2023

PROPOSAL 2 RATIFY, ON A NON-BINDING ADVISORY BASIS, THE APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZE, IN A BINDING VOTE, THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITORS’ REMUNERATION	96
Independent Registered Public Accounting Firm Fees and Services	96
Pre-Approval Policies and Procedures	97
Independence	97

PROPOSAL 3 NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	98

PROPOSAL 4 BOARD AUTHORITY TO ISSUE SHARES FOR CASH WITHOUT FIRST OFFERING SHARES TO EXISTING SHAREHOLDERS	100

PROPOSAL 5 ADJOURNMENT PROPOSAL	102

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	103

OTHER MATTERS	109
Presentation of Irish Statutory Financial Statements	109
Delinquent Section 16(a) Reports	109
Registered and Principal Executive Offices	109
Shareholder Proposals and Director Nominations for the 2024 Annual Meeting	109
Householding of Proxy Materials	110
Annual Report on Form 10-K	110
Special Note Regarding Forward-Looking Statements	110
General	111

Index of Frequently Requested Information

Page

Anti-Hedging/Pledging Policy	40

Auditor Fees	96

Auditor Tenure	96

Board Diversity	4

Board Leadership	26

Board Meeting Attendance	30

Clawback Policy	68

Code of Conduct	26

Compensation Consultant Fees	36

Corporate Governance Guidelines	40

Director Biographies	19

Director Commitments	30

Director Independence	26

Director Qualifications	17

ESG	8

Item 402(v) Pay versus Performance	87

Majority Voting for Directors	17

Pay Ratio Disclosure	85

Peer Group Companies	54

Performance-Based Equity Awards	57

Procedures for Shareholder Proposals and Director Nominations for the 2024 Annual Meeting	109

Related Party Transactions	94

Risk Oversight	28

Severance Benefits	57

Share Ownership Guidelines for Directors	41

Share Ownership Guidelines for Executives	41

Shareholder and Other Stakeholder Engagement	4

Shareholder Communications with the Board	41

2023 NOTICE OF MEETING AND PROXY STATEMENT

PROXY OVERVIEW

This overview highlights certain information contained elsewhere in this proxy statement and does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting. For more complete information regarding our business and 2022 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2022 that we filed with the Securities and Exchange Commission, or SEC, on March 1, 2023, which we refer to throughout this proxy statement as the 2022 Annual Report on Form 10-K.

In this proxy statement, unless otherwise indicated or the context otherwise requires, all references to “Jazz Pharmaceuticals,” “Jazz,” “the company,” “we,” “us” and “our” refer to Jazz Pharmaceuticals plc and its consolidated subsidiaries, except when the context makes clear that the time period being referenced is prior to January 18, 2012, in which case such terms are references to Jazz Pharmaceuticals, Inc. and its consolidated subsidiaries. On January 18, 2012, the businesses of Jazz Pharmaceuticals, Inc. and Azur Pharma Public Limited Company, or Azur Pharma, were combined in a merger transaction, or the Azur Merger, in connection with which Azur Pharma was renamed Jazz Pharmaceuticals plc, and we became the parent company of and successor to Jazz Pharmaceuticals, Inc., with Jazz Pharmaceuticals, Inc. becoming our wholly owned subsidiary.

Meeting and Voting Information

Time and Date: 9:45 a.m., local time on Thursday, August 3, 2023	Place: Our Corporate Headquarters Fifth Floor, Waterloo Exchange Waterloo Road Dublin 4, Ireland

Whether or not you expect to attend the meeting, please vote as soon as possible. Please see “Questions and Answers About These Proxy Materials and Voting—How do I vote?” beginning on page 104 below.

Business Overview

We are a global biopharmaceutical company whose purpose is to innovate to transform the lives of patients and their families. We are dedicated to developing life-changing medicines for people with serious diseases—often with limited or no therapeutic options. We have a diverse portfolio of marketed medicines and novel product candidates, from early- to late-stage development, in neuroscience and oncology. Within these therapeutic areas, we strive to identify new options for patients by actively exploring small molecules and biologics, and through innovative delivery technologies and cannabinoid science.

Our strategy for sustainable growth is rooted in executing commercial launches and ongoing commercialization of our portfolio of products in global markets; advancing robust research and development, or R&D, programs and delivering impactful clinical results; effectively deploying capital to strengthen the prospects of achieving our short- and long-term goals through strategic corporate development; and delivering strong financial performance. We focus on patient populations with high unmet needs. We identify and develop differentiated therapies for these patients that we expect will be long-lived assets and that we can support with an efficient commercialization model. In addition, we leverage our efficient, scalable operating model and integrated capabilities across our global infrastructure to effectively reach patients around the world.

In January 2022, we announced our Vision 2025, which aims to deliver sustainable growth and enhanced value, driving our continued transformation to an innovative, high-growth global pharmaceutical leader. The three core components of our Vision 2025 focus on commercial execution, pipeline productivity and operational excellence.

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2023 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Our strategy to deliver sustainable growth and enhanced value is focused on:

•	Strong commercial execution to drive diversified revenue growth and address unmet medical needs of our patients across our product portfolio, which focuses on neuroscience and oncology medicines;

•	Expanding and advancing our pipeline to achieve a valuable product portfolio of durable, highly differentiated programs;

•	Continuing to build a flexible, efficient and productive development engine for targeted therapeutic areas to identify and progress early-, mid- and late-stage assets;

•	Identifying and acquiring novel product candidates and approved therapies to complement our existing pipeline and commercial portfolio;

•	Investing in an efficient, scalable operating model and differentiated capabilities to enable growth; and

•	Unlocking further value through indication expansion and entry into global markets.

A key aspect of our strategy is our continued investment in expanding our research and development organization and initiatives. We actively explore new options for patients including novel compounds, small molecule advancements, biologics and innovative delivery technologies. We are focused on research and development activities within neuroscience and oncology therapeutic areas, such as our expansion into movement disorders and solid tumors, and exploring and potentially investing in adjacent therapeutic areas.

Our lead marketed products are:

Neuroscience

•

Xywav® (calcium, magnesium, potassium, and sodium oxybates) oral solution, a product approved by the U.S. Food and Drug Administration, or FDA, in July 2020 and launched in the U.S. in November 2020 for the treatment of cataplexy or excessive daytime sleepiness, or EDS, in patients with narcolepsy seven years of age and older, and also approved by FDA in August 2021 for the treatment of idiopathic hypersomnia, or IH, in adults and launched in the U.S. in November 2021. Xywav contains 92% less sodium than Xyrem®;

•

Xyrem (sodium oxybate) oral solution, a product approved by FDA and distributed in the U.S. for the treatment of cataplexy or EDS in patients with narcolepsy seven years of age and older; Jazz also markets Xyrem in Canada for the treatment of cataplexy in patients with narcolepsy. Xyrem is also approved and distributed in the European Union, or EU (EU market authorizations include Northern Ireland), Great Britain and other markets through a licensing agreement; and

•

Epidiolex® (cannabidiol) oral solution, a product approved by FDA and launched in the U.S. in 2018 by GW Pharmaceuticals plc, or GW, and currently indicated for the treatment of seizures associated with Lennox-Gastaut syndrome, or LGS, Dravet syndrome, or DS, or tuberous sclerosis complex, or TSC, in patients one year of age or older; in the EU and Great Britain (where it is marketed as Epidyolex®) and other markets listed in the table below, it is approved for adjunctive treatment of seizures associated with LGS or DS, in conjunction with clobazam (EU and Great Britain only), in patients 2 years of age and older and for adjunctive treatment of seizures associated with TSC in patients 2 years of age and older (select markets).

Oncology

•

Rylaze® (asparaginase erwinia chrysanthemi (recombinant)-rywn), a product approved by FDA in June 2021 and launched in the U.S. in July 2021 for use as a component of a multi-agent chemotherapeutic regimen for the treatment of acute lymphoblastic leukemia, or ALL, or lymphoblastic lymphoma, or LBL, in adults and pediatric patients aged one month or older who have developed hypersensitivity to E. coli-derived asparaginase;

•

Zepzelca® (lurbinectedin), a product approved by FDA in June 2020 under FDA’s accelerated approval pathway and launched in the U.S. in July 2020 for the treatment of adult patients with metastatic small cell lung cancer, or SCLC, with disease progression on or after platinum-based chemotherapy; in Canada,

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2023 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Zepzelca received conditional approval in September 2021 for the treatment of adults with Stage III or metastatic SCLC, who have progressed on or after platinum-containing therapy;

•

Defitelio® (defibrotide sodium), a product approved in the U.S. and Brazil for the treatment of hepatic veno-occlusive disease, or VOD, with renal or pulmonary dysfunction following hematopoietic stem cell transplantation, or HSCT, and in Japan for the treatment of hepatic sinusoidal obstruction syndrome (hepatic VOD). It is currently approved in the EU, Great Britain and other markets listed in the table below for the treatment of severe hepatic VOD, also known as sinusoidal obstructive syndrome, or SOS, in HSCT therapy. It is indicated in adults and pediatric patients over 1 month of age; and

•

Vyxeos® (daunorubicin and cytarabine) liposome for injection, a product approved in the U.S., Canada, EU, Great Britain and other markets listed in the table below (marketed as Vyxeos® liposomal in the EU, Great Britain and other markets) for the treatment of adults with newly-diagnosed therapy-related acute myeloid leukemia, or t-AML, or AML with myelodysplasia-related changes, or AML-MRC. An expanded indication was granted in the U.S. for the treatment of newly diagnosed t-AML or AML-MRC in pediatric patients aged 1 year and older.

Information About Our Board of Directors

Director Nominees and Continuing Directors

Summary information about our director nominees and continuing directors, including their key skills and experiences that are relevant to serving on our board, is provided in the charts below. See pages 17 to 39 for more information.

Our nominating and corporate governance committee examines the experience and expertise of our board as a whole to ensure alignment between the abilities and contributions of our board and our long-term strategic priorities by primarily emphasizing expertise in global and U.S. commercialization, in scientific development, in financial management and in corporate development transactions among other skill sets. All of our directors exhibit high commitment, integrity, collegiality, innovative thinking, sound business judgment and a knowledge of corporate governance requirements and practices.

Name	Age	Director Since		Principal Position	Independent	Other Current Public Boards

2023 Director Nominees

Bruce C. Cozadd	59	2003	(1)	Chairperson and Chief Executive Officer, Jazz Pharmaceuticals plc	No	1

Heather Ann McSharry	61	2013		Director, International Airlines Group, S.A.	Yes	1

Anne O’Riordan	55	2019		Group Director of Digital, Jardine Matheson Limited	Yes	0

Rick E Winningham	63	2010	(1)	Chairperson and Chief Executive Officer, Theravance Biopharma, Inc.	Yes	1

Continuing Directors

Jennifer E. Cook	57	2020		Director, BridgeBio Pharma, Inc. and Denali Therapeutics Inc.	Yes	2

Patrick G. Enright	61	2009	(1)	Managing Director, Longitude Capital	Yes	1

Peter Gray	68	2013		Chairperson, Teckro, Inc. and Director, Abzena	Yes	0

Seamus Mulligan	62	2012		Director, Jazz Pharmaceuticals plc	Yes	0

Kenneth W. O’Keefe	56	2004	(1)	Founder, BPOC, LLC	Yes	0

Norbert G. Riedel, Ph.D.	65	2013		Chairperson, Eton Pharmaceuticals, Inc. and Director, Cerevel Therapeutics Holdings, Inc.	Yes	2

Mark D. Smith, M.D.	71	2020		Professor, University of California, San Francisco and Director, Phreesia, Inc. and Teladoc Health, Inc.	Yes	2

Catherine A. Sohn, Pharm.D.	70	2012		Chairperson, BioEclipse Therapeutics, Inc. and Director, Altimmune, Inc. and Axcella Health Inc.	Yes	2

(1)	Includes service on the board of directors of Jazz Pharmaceuticals, Inc., our predecessor.

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Proxy Overview (continued)

Director Diversity

11 of our 12 directors are independent and our board has a mix of relatively newer and longer-tenured directors. The charts below show board makeup by various characteristics with respect to our director nominees and continuing directors:

Board Diversity Matrix (as of June 1, 2023)

Total Number of Directors	12

	Female	Male	Non-Binary	Did Not Disclose Gender

Part 1: Gender Identity

Directors	4	8	—	—

Part II: Demographic Background

African American or Black	—	1	—	—

White	4	7	—	—

LGBTQ+	1

Shareholder and Other Stakeholder Engagement

We value engaging with and obtaining feedback from our shareholders and view our shareholder engagement efforts as essential to Jazz’s success. We continuously engage with our shareholders in many forms and forums from industry conferences, non-deal roadshows, to direct one-on-one meetings. Jazz seeks to act in the long-term interests of its shareholders and recognizes the value in building long lasting and trusting relationships with them. Through these relationships, Jazz has obtained valuable insight on a variety of topics, including our business and growth strategy, corporate governance practices, executive compensation matters, and various other environmental, social and governance (ESG) matters. Shareholder feedback is reported to our compensation & management development committee, or compensation committee, (and our nominating and corporate governance committee, as applicable) throughout the year.

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Proxy Overview (continued)

The following graphic describes our typical shareholder outreach and engagement cycle.

In 2022 and early 2023, members of our management team, and in many cases members of our board of directors, including members of our compensation committee and our nominating and corporate governance committee, actively engaged with a significant number of our large shareholders to gain a better understanding of their views regarding our executive compensation program, our ESG strategy and other corporate governance matters. Specifically, we reached out to approximately 34 of our largest shareholders (representing over 58% of our outstanding ordinary shares). We held one-on-one governance related meetings with 11 of our largest shareholders (representing over 37% of our outstanding ordinary shares). We will continue outreach and dialogue with our largest shareholders in 2023.

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2023 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

We have taken a number of significant and responsive actions over the past several years to incorporate feedback received from shareholders, as highlighted in the following table.

Topic	What We Heard	What We Did
ESG	Shareholders and stakeholders continued to highlight the importance of ESG.

•    In 2022, we obtained feedback from various external stakeholders to help us identify and prioritize the most impactful ESG matters for our business and our stakeholders. We plan to discuss the results of our materiality assessment in our next ESG Report for the year 2022.

•    In 2022, we issued our inaugural ESG Report for the year 2021 setting out the pillars of our ESG strategy, Patients, People, Community and Planet and recognizing the critical importance of these ESG pillars in achieving our near and long-term business objectives including Vision 2025.

•    Outlined in the committee charter, the nominating and corporate governance committee has oversight responsibilities for ESG strategy and practices. Our Executive Vice President and Chief Legal Officer has executive oversight for ESG strategic planning, risk management and reporting.

Board Skills	Shareholders wanted enhanced disclosure regarding the most significant skills and qualifications that each member of our board possesses.	We have enhanced our director skills disclosure by presenting our directors’ skills on an individual basis and by providing a description of each skill to help shareholders understand how each skill helps contribute to effective oversight.
Director Commitments	Shareholders expressed interest in our policies and practices regarding director commitments.	We amended our Corporate Governance Guidelines to provide that directors may not serve on more than five public company boards (including Jazz’s board) and if a director is also the chief executive officer of a public company, that director may not serve on more than three public company boards (including Jazz’s board). We have also amended both the charter of the nominating and corporate governance committee and our Corporate Governance Guidelines to ensure that when performing our annual review of each of our director’s time commitments and service on other companies’ boards, we also review their service on other companies’ board committees.
Board Refreshment	Shareholders continued to stress the importance of board refreshment and the role it plays in enhancing skills and capabilities and increasing board diversity.	Jazz recognizes the critical importance of balancing the appropriate representation of experience and skills on our board of directors to fit the current and future needs of our company. Our board of directors understands that strategic board refreshment is essential to Jazz’s success and effective board oversight. With this purpose in mind, the nominating and corporate governance committee seeks out experienced candidates with a track record for commercial success and/or drug development, that exhibit strength of character, judgment and principles of diversity, including diversity of race, ethnicity, gender, age, geographic residency, cultural background and professional experiences.

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Proxy Overview (continued)

Topic	What We Heard	What We Did
We have an ongoing board evaluation process, with a mix of one-on-ones with the Lead Independent Director, surveys and external assessments. Board refreshment is a consistent theme of our board and committee evaluations.
Compensation

While shareholders provided positive feedback regarding our pay-for-performance alignment, we heard a strong preference that our long-term incentive program include performance-based equity awards. Shareholders raised concerns that our burn rate is higher than some of our peers. Shareholders disfavored the “evergreen provision” in our 2011 Equity Incentive Plan.

Shareholders also expressed their desire for our annual performance bonus plan to have an explicit cap on payouts to avoid the potential of excessive payouts not tied to performance and to mitigate certain risks inherent in incentive plans.

In response to shareholder feedback:

•    We incorporated performance stock units (PSUs) into our program in 2021 and we continue to grant PSUs representing approximately 50% of each executive officer’s target equity compensation;

•    Since 2021, stock options have been eliminated from our long-term incentive program, and 100% of the awards granted thereunder have been in the form of PSUs and restricted stock units (RSUs) which reduce our burn rate and result in less dilution than stock options;

•    The evergreen provision in the 2011 Equity Incentive Plan expired in January 2022 and we will not adopt a new one in the future;

•    We adopted and continue to maintain an explicit cap on payouts under annual performance bonus awards at 300% of an individual’s target award;

•    We selected performance goals for our executive compensation program that focus specifically on (i) growing and diversifying our commercial portfolio and (ii) enhancing the value of our pipeline to create a meaningful incentive and reward for successfully driving transformation and delivery of long-term sustainable value to shareholders and life-changing medicines to patients;

•    We structured our PSUs so that payout is based on financial and operational goal performance, which is then adjusted, based on the rate of return of our stock price relative to peers, or a relative total shareholder return modifier (TSR). The compensation committee believes that having a TSR modifier helps balance the importance of providing executives clearer line of sight to payout opportunities using financial and operational measures with the need to ensure that those payouts are aligned with shareholders’ experience during the performance period;

•    We further refined our 2022 PSUs so that objectives are measured over a three-year performance period;

•    We also have a policy for recoupment of incentive compensation, or a clawback policy, which is designed to mitigate risks generally associated with incentive compensation and allows us to recover amounts of incentive compensation under certain circumstances if we are required to restate our financial results due to material noncompliance with any financial requirement and the misconduct of an executive officer covered by the policy contributed to such noncompliance.

We also continue to evaluate feedback received from shareholders on other topics, including our classified board structure, setting climate change targets and reporting on workforce diversity.

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2023 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Our ESG Approach

Jazz is committed to creating a company where the culture reflects three important goals—our purpose to serve patients, be a great place to work, and to live our core values of integrity, collaboration, passion, innovation, and pursuit of excellence. Our values, underpinned by good corporate governance, social responsibility and environmental stewardship anchor our corporate strategy and make up key elements of our vision to deliver on our commitment to generate long-term sustainable value for patients, employees, shareholders, and other stakeholders.

The pillars of our ESG strategy are Patients, People, Community and Planet. Jazz recognizes the critical importance of these ESG pillars in achieving our near and long-term business objectives including Vision 2025.

In 2022, as a key step in the development of our ESG strategy, we conducted a materiality assessment to identify and prioritize the most impactful ESG topics for our business and our stakeholders1. Jazz surveyed and solicited feedback from a selection of internal and external stakeholders, from global senior leaders and employees to shareholders, suppliers and patient groups. Jazz will use the assessment results to inform strategic decision-making, guide our ESG reporting, and further embed ESG considerations into our corporate strategy and company culture. Additionally, we believe this process will enhance our ability to engage stakeholders in meaningful ways.

As we build on the outcomes of this assessment and make progress on the development of our ESG multi-year strategy, further information on our ESG priorities will be shared in our future reporting activities.

ESG Board Oversight and Management

The board as a whole oversees the strategy for addressing ESG risks and opportunities that impact our business. Each committee of the board oversees ESG matters across our business operations in the areas that align with their respective responsibilities. The nominating and corporate governance committee has delegated oversight responsibilities for ESG strategy and works with senior management on implementing, reviewing, and providing guidance to the board where ESG matters are expected to have a significant impact on our performance, business activities or reputation. The compensation committee works with the full board to oversee human capital management matters, including Diversity, Equity, Inclusion and Belonging (DEIB), a core aspect of our ESG approach. The audit committee has primary responsibilities for overseeing risks related to information security, including cybersecurity. See the section entitled “Corporate Governance and Board Matters” on page 26 for a further discussion of our board and board committees.

Our Executive Vice President and Chief Legal Officer has executive oversight for ESG strategic planning, risk management, and reporting. A cross-functional team of senior leaders and subject matter experts supports ESG efforts across the organization. Senior management regularly briefs the board and its committees on ESG progress.

ESG Reporting

In 2022, we published our inaugural ESG Report reflecting our efforts through 2021. The Report was prepared with reference to the GRI Standards and aligns with the Sustainability Accounting Standards Board (SASB) Agricultural Products and Biotechnology & Pharmaceuticals Reporting Standards that apply to our business, to the extent indicated herein. In developing the Report, we also referenced insights from our materiality assessment and considered guidance, standards and relevant topics from external ESG and sustainability stakeholders. We intend to continuously evolve our ESG reporting and disclosure to better meet the expectations of our stakeholders.

[1]

The ESG topics determined to be most impactful for purposes of the materiality assessment mentioned above, with reference to the Global Reporting Initiative (GRI) Standards and the Sustainability Accounting Standards Board (SASB) Agricultural Products and Biotechnology & Pharmaceuticals Reporting Standards, are not necessarily material for U.S. federal securities law reporting or other purposes.

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Proxy Overview (continued)

ESG Highlights

Patients

We are innovating to develop life-changing medicines for patients who often have limited or no therapeutic options. We strive to help patients get access to the medications they need, and we advocate for policies that support the lives of patients.

•

Patient safety is among our top concerns. We have implemented systems and processes designed to help us meet our legal and regulatory obligations related to product safety including to track and report adverse events/experiences, and product complaints. We continue to enhance our activities to meet the expectations of patients and other stakeholders

•

For over two decades our commitment to public health and patient safety has included implementing a restricted distribution system for our oxybate products, which since 2007 has been known as a Risk Evaluation and Mitigation Strategy (REMS) in the U.S. We engage and work closely with stakeholders including regulatory authorities and physicians, with the goal of meeting the expectations of the evolving environment.

•

Quality in our products and services is essential. We maintain quality and regulatory compliance systems that are designed to help us meet both internal and external standards. Each of us is responsible for the quality of our work and for implementing the appropriate quality standards.

•

Continually working to expand patient access to medicines, including through our patient assistance programs, product donations to global aid organizations and monetary contributions to independent charities. We have been able to provide greater support and access to our medicines in markets around the world.

•

We strive to help patients get access to the medications they need. Our JazzCares™ patient assistance programs offer Xywav, Xyrem, Epidiolex, Rylaze, Zepzelca, Defitelio and Vyxeos to eligible patients who otherwise cannot afford the medications. Our JazzCares programs are designed to give patients the support and assistance they need throughout their treatment journey.

•

Enhancing our internal capabilities within the organization related to patient engagement and advocacy. We created a new advocacy role for R&D that was filled with a candidate with nearly 20 years of global experience in the biopharmaceutical industry building advocacy and engagement functions. We have focused strategies on incorporating patient and caregiver perspectives on needs into our review of trial protocols and target product profiles.

•

Building significant awareness programs to educate and inform patient communities on important information relevant to treatment of conditions. This includes collaboration with various patient groups including the American Heart Association and sleep patient groups to educate and inform on the relationship between sleep disorders and cardiovascular comorbidities.

•

In partnership with the Child Neurology Foundation, Jazz is supporting the establishment of a program in several Epilepsy Centers of Excellence to enhance genetic testing and reduce the time to diagnosis for rare epilepsies. In addition, we partner with several organizations to develop and deliver disease and CBD education.

•

In partnership with Stand Up to Cancer (SU2C), we have development initiatives to raise awareness of the need for earlier diagnosis and screening of small cell lung cancer in communities of color. Utilizing digital ethnography research we are seeking to understand the path to treatment for Black and Hispanic patients and caregivers with SCLC and leveraging the insights to increase awareness of, and screenings for, SCLC among this population.

People

We are committed to creating a company where the culture embodies our corporate purpose to innovate to transform the lives of patients and their families and reflects our key goals: (1) be a great place to work; and (2) live our core values of Integrity, Collaboration, Passion, Innovation and Pursuit of Excellence.

•	We conduct recurring employee pulse surveys to gather employee feedback on what they value about the workplace experience. We consistently achieve participation rates above 75% and over 80% of

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Proxy Overview (continued)

employees would recommend Jazz as a good place to work based on our most recently completely pulse survey in February 2023. Survey results provide valuable insights into where to focus, prioritize, and create a greater sense of belonging while informing initiatives aligned with our corporate objectives.

•

We continue to develop our flexible working model “Jazz Remix” which aims to provide eligible employees work location flexibility (including remote work capabilities). This dynamic and agile approach to working arrangements is designed to further our ability to connect globally, collaborate, innovate and perform.

•

We believe that fostering an employee community that fosters diversity and inclusion leads to innovation. Our employee resource teams, Jazz ConcERTos, are self-led teams of employee volunteers with diverse backgrounds that deliver global events to educate the organization on important issues, celebrate important dates on our cultural calendar, and act as employee listening hubs sharing feedback with decision makers on inclusive work practices. In addition, we have five active affinity forums at Jazz which provide a space for employees from various traditionally underrepresented groups and their allies to build community. The five forums include, ¡HOLA Jazz! (Hispanic Organization for Leadership Advancement), JazzSoul, JAWS (Jazz Associate of Women Supporters), Jazz Pride, and Pan-Asian. As of the end of the first quarter of 2023, 27% of our global workforce were active in employee resource teams.

•

We have established goals related to increasing the diversity of the representation of women and people of color in our workforce, particularly at the leadership level (i.e., employees at executive director and above). In this regard, we have made some meaningful progress, as demonstrated by the following, as of February 17, 2023:

¡	55% of our executive committee is diverse in terms of gender, ethnicity and sexual orientation.

¡	Females represent 54% of our global workforce and 46% at the global leadership level (employees at executive director and above).

¡	People of color represent 33% of our U.S. workforce and 19% at the U.S. leadership level.

•

Our Global Talent Acquisition Sourcing Strategy seeks to attract, select, and secure diverse talent for our organization through building connections, attending diversity events, providing training workshops, posting to diverse job boards and partnering with local community channels.

•

Jazz encourages employees to complete development plans with their managers that outline growth interests and focus areas. Plans include customized, continuous learning opportunities that align with their career ambitions. Development and succession plans are regularly reviewed to successfully maintain business operations. We continue to evolve performance management, striving for a more meaningful and inclusive experience for all employees.

•

We invest in our talent pipeline by providing leadership development experiences (including and not limited to training) appropriate to management level and professional experience for many levels. In 2022, over 600 functional and people leaders participated in three quarterly targeted leadership development activities supporting transformation and integration. We continue to develop our top leadership, or Global Leadership Team (top 70 leaders), to build leadership excellence, strengthen relationships and encourage cross functional collaboration in pursuit of our enterprise strategic goals.

•

We provide our employees with what we believe to be market competitive and locally relevant compensation and benefits that support our overarching strategy to attract, retain and reward highly talented employees in an extremely competitive and dynamic industry.

•	Jazz offers full company participation in our long-term incentive plan providing employees with an ownership stake.

•

Our manufacturing operations have Health and Safety Systems that are designed to fully comply with the requirements of the European Union Framework Directive for Health and Safety and that are designed to meet the requirements of section 6.4.6 of ISO 26000 (Labour Practices – Health and Safety at Work).

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Proxy Overview (continued)

Community

We aim to be an engaged corporate citizen globally and in our communities. We work through direct philanthropy, employee volunteerism and with partners to execute key initiatives that reflect our social impact goals and values.

In 2022 Jazz provided charitable support to over 70 organizations globally related to improving patient access and care, addressing healthcare and wellbeing of our communities, disaster relief and humanitarian crises as well as helping to enhance diversity in our industry.

•	Jazz provided financial donations to Direct Relief in support of Hurricane disasters in Florida and Puerto Rico in addition to earthquake relief in Turkey and Syria.

•

Jazz encourages global volunteer day which provides employees time off with full pay to give back to their communities. In recognition of International Volunteers’ Day, several of our UK colleagues spent a day working with FareShare, the UK’s national network of charitable food redistributors. German colleagues used volunteer day to support facilities for patients with Down syndrome and helped to remove old furniture from local nurseries.

•

In Italy, Jazz partnered with the Rise Against Hunger association to develop a charity initiative to benefit families and children in Zimbabwe, and organized a day dedicated to packing and assembling thousands of food rations for Schooling Programs in developing countries.

•

Our actions to support health equity include a commitment to improving the diversity within STEM fields and among healthcare professionals. Jazz also developed a novel program in partnership with Momentum and Value for People of Color whereby members of our R&D organization mentored students interested in the healthcare field and hosted a group of summer interns.

•

Jazz is actively involved in fostering diversity within the legal profession through our participation in various groups including the Leadership Council of Legal Diversity. Since 2020, the company has hosted multiple diverse interns within the legal department. Attorneys within the legal department provide pro-bono legal services through a variety of programs including providing assistance to seniors in preparation of life planning documents and assisting individuals in the renewal of their Deferred Action for Childhood Arrivals (DACA) applications.

Planet

We seek to operate our business in an environmentally responsible way and are committed to meeting evolving regulatory standards for climate impact, to take steps to reduce our environmental impact and to using sustainable practices wherever feasible.

•	In 2022, we published our first set of environmental performance data reflecting calendar year 2021 including energy consumption and information on energy management and water management.

•

Jazz maintains an environmental management system (EMS) and policies across our manufacturing and development operations to comply with applicable laws, directives, and regulations on environmental protection and sustainability. In addition to the harmonized EMS, Jazz continues to identify opportunities to reduce our environmental footprint in relation to greenhouse gas emissions, energy consumption, water use, and waste generation and disposal.

•

The manufacturing and development site Villa Guardia, Italy maintains ISO 14001:2015 and EU Eco-Management and Audit Scheme certification which sets the standard for an EMS and supports Jazz in its efforts to improve our environmental performance through more efficient use of resources and reduction of waste.

•	Both our Athlone, Ireland and Villa Guardia, Italy manufacturing and development sites purchase and consume renewable electricity.

•

Our Athlone, Ireland, Kent Science Park, U.K., and Villa Guardia, Italy manufacturing sites have implemented energy efficiency and conservation measures including LED light conversions, energy efficient chiller replacements, as well as installations electric vehicle charging stations.

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2023 NOTICE OF MEETING AND PROXY STATEMENT

Proxy Overview (continued)

Summary of Shareholder Voting Matters and Board Recommendations

For the reasons set forth below and in the rest of this proxy statement, our board of directors recommends that you vote your shares “FOR” each of the nominees named below for director to hold office until the 2026 annual meeting of shareholders and “FOR” each of the other proposals.

Proposal 1 — Election of Directors

The board of directors recommends a vote “FOR” each of the named nominees.

Vote required to elect each nominee to hold office until the 2026 annual meeting of shareholders: Affirmative vote of a majority of the votes cast on his or her election.

For more information, see Proposal 1 starting on page 17.

We are asking our shareholders to vote, by separate resolutions, on the election of each of Bruce C. Cozadd, Heather Ann McSharry, Anne O’Riordan and Rick E Winningham to hold office until the 2026 annual meeting of shareholders. Detailed information about each nominee’s background and experience can be found beginning on page 17.

Each of the nominees for director was nominated for election by the board of directors upon the recommendation of our nominating and corporate governance committee. Our board of directors believes that each nominee has the specific experience, qualifications, attributes and skills to serve as a member of the board of directors and has demonstrated the ability to devote sufficient time and attention to board duties and to otherwise fulfill the responsibilities required of directors. See “Corporate Governance and Board Matters—Director Commitments” beginning on page 30 for more information.

Proposal 2 — Ratify, on a Non-Binding Advisory Basis, the Appointment of Independent Auditors and Authorize, in a Binding Vote, the Board of Directors, Acting Through the Audit Committee, to Determine the Independent Auditors’ Remuneration

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of a majority of the votes cast on the proposal.

For more information, see Proposal 2 starting on page 96.

Under Irish law, KPMG will be deemed to be reappointed as our independent auditors for the financial year ending December 31, 2023, without needing a shareholder vote at the annual meeting. However, our shareholders are being asked to ratify KPMG’s appointment on a non-binding advisory basis because we value our shareholders’ views on the company’s independent auditors. The board of directors and the audit committee intend to consider the results of this vote in making determinations in the future regarding the appointment of the company’s independent auditors.

Our shareholders are also being asked to authorize the board of directors, acting through the audit committee, to determine KPMG’s remuneration. This authorization is required by Irish law.

Less than 1% of the total fees that KPMG billed us for services last year were for services other than audit, audit-related and tax compliance services.

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Proxy Overview (continued)

Proposal 3 — Non-Binding Advisory Vote on Executive Compensation

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of a majority of the votes cast on the proposal.

For more information, see Proposal 3 starting on page 98.

We are asking our shareholders for advisory approval of our NEOs’ compensation. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. Our executive compensation program is aligned with our business strategy and priorities and encourages executive officers to work for meaningful shareholder returns consistent with our pay-for-performance philosophy. Our executive compensation program focuses on target total direct compensation, combining short-term and long-term components, cash and equity, and fixed and variable payments, in the proportions that we believe are the most appropriate to incentivize and reward our executive officers for achieving our corporate goals while minimizing incentives for excessive risk-taking or unethical conduct. Our annual performance bonus awards are not earned unless pre-determined levels of performance are achieved against annual corporate objectives approved by our board of directors at the beginning of the year. We also have executive share ownership guidelines to further support our ownership culture and align the interests of executive officers and shareholders. Further, in 2021 we implemented a new performance-based equity program tied to the achievement of critical multi-year financial and other strategic objectives as well as relative total shareholder return goals, with performance-based restricted stock unit awards making up approximately 50% of each NEO’s target annual equity grant, and time-vested restricted stock unit awards making up the other approximately 50%. Our 2022 advisory say-on-pay proposal was approved by approximately 94% of total votes cast.

Proposal 4 — Board Authority to Issue Shares for Cash Without First Offering Shares to Existing Shareholders

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of 75% of the votes cast on the proposal.

For more information, see Proposal 4 starting on page 100.

We are asking our shareholders to renew the authority granted to the board of directors at the 2022 annual meeting of shareholders, or 2022 AGM , to opt out of the pre-emption rights provision in the event of an issuance of shares for cash up to the amount of 20% of our issued ordinary share capital in the aggregate, for a period expiring on the date being 18 months from the passing of the resolution set forth in Proposal 4, unless otherwise varied, renewed or revoked.

In general, unless otherwise authorized by shareholders, before an Irish public limited company can issue shares for cash (including rights to subscribe for, convert into or otherwise acquire any shares) to any new shareholders, it must first offer the shares or rights to existing shareholders of the company pro-rata to their existing shareholdings. Under Irish law, the authority to opt-out of this pre-emption right, which we call the pre-emption opt-out authority, can be granted by shareholders for a maximum period of five years, at which point it lapses unless renewed by shareholders.

Granting our board of directors the pre-emption opt-out authority on the terms set forth in Proposal 4 is vital to the way we intend to advance our business. In this regard, our strategy for sustainable growth is rooted in executing commercial launches and ongoing

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Proxy Overview (continued)

commercialization initiatives; advancing robust research and development programs and delivering impactful clinical results; effectively deploying capital to strengthen the prospects of achieving our short- and long-term goals through strategic corporate development; and delivering strong financial performance. In January 2022, we announced our Vision 2025, which aims to deliver sustainable growth and enhanced value, driving our continued transformation to an innovative, high-growth global pharmaceutical leader. The three core components of our Vision 2025 focus on commercial execution, pipeline productivity and operational excellence. In this regard, strategic capital allocation will continue to be an important driver of our growth, including investing in our current pipeline and facilitating our ability to continue corporate development.

Our strategy for growth depends in part on our ability to quickly take advantage of strategic opportunities, including potential acquisitions and other capital-intensive transactions that we believe would increase shareholder value. Many of these opportunities are highly competitive, with multiple parties often offering comparable or even the same economics. If Proposal 4 is not approved, in each case where we propose to issue shares for cash consideration after January 28, 2024 and/or beyond the limits of our current pre-emption opt-out authority, we would first have to offer those shares on the same or more favorable terms to our existing shareholders pro-rata following a specific Irish statutory procedure and timeline in the absence of a new shareholder approval to dis-apply the pre-emption rights provision to the issuance of those shares. This could put us at a distinct disadvantage vis-à-vis many of our peers in competing for acquisitions and similar transactions (particularly since many of the companies with which we compete strategically are listed and incorporated in the U.S. and are not subject to similar pre-emption right restrictions), and might make it difficult for us to complete such transactions in a timely manner or at all, thus potentially limiting our ability to further our strategy for growth by deploying capital to meet strategic goals that are in the best interests of our shareholders. And importantly, Jazz remains, like all U.S.-incorporated companies listed on Nasdaq, subject to compliance with Nasdaq listing rules, including the Nasdaq shareholder approval requirements related to equity issuances.

We expect to next propose renewal of the Board’s pre-emption opt-out authority at our 2024 AGM.

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Proxy Overview (continued)

Proposal 5 — Adjournment Proposal

The board of directors recommends a vote “FOR” this proposal.

Vote required for approval: Affirmative vote of a majority of the votes cast on the proposal.

For more information, see Proposal 5 starting on page 102.

We are asking our shareholders to vote on a proposal to approve any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 4.

Under Irish law, Proposal 4 is a special resolution, which requires no less than 75% of the votes of shareholders cast (in person or by proxy) at a general meeting to be voted “FOR” the proposal in order to be passed. Given the high vote threshold associated with Proposal 4, we are seeking your authority to adjourn the meeting to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 4.

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2023 NOTICE OF MEETING AND PROXY STATEMENT

PROXY STATEMENT

FOR THE 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 3, 2023

GENERAL

Purpose of this Proxy Statement and Other General Information

Our board of directors is soliciting proxies for use at our 2023 annual general meeting of shareholders, or the annual meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the annual meeting. Please read it carefully. The Notice of Internet Availability of Proxy Materials and our proxy materials, which include this proxy statement, our annual letter to shareholders and our 2022 Annual Report on Form 10-K, are first being mailed to shareholders on or about June 20, 2023. Our proxy materials are also available online at https://materials.proxyvote.com/G50871. The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of 2023 Annual General Meeting of Shareholders. Each proposal is described in more detail in this proxy statement.

This solicitation is made on behalf of our board of directors and all solicitation expenses, including costs of preparing, assembling and mailing proxy materials and notices, will be borne by us. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, we have retained Alliance Advisors, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $28,000 plus reimbursement of expenses.

Our board of directors has set the close of business on June 7, 2023 as the record date for the annual meeting. Shareholders of record who owned our ordinary shares on that date are entitled to vote at and attend the annual meeting. Each ordinary share is entitled to one vote. There were 64,139,500 of our ordinary shares outstanding and entitled to vote on the record date.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is divided into three classes, designated Class I, Class II and Class III. The term of the Class III directors will expire on the date of this annual meeting; the term of the Class I directors will expire on the date of the 2024 annual meeting of shareholders; and the term of the Class II directors will expire on the date of the 2025 annual meeting of shareholders. At each annual meeting of shareholders, successors to the directors whose term expires at that annual meeting are put forward for election for a three-year term.

The board of directors currently has 12 members and there are no vacancies. There are currently four directors in Class III, the class whose term of office expires at the annual meeting, all of whom are standing for election at the annual meeting: Bruce C. Cozadd, Heather Ann McSharry, Anne O’Riordan and Rick E Winningham. All four Class III director nominees were nominated for election by the board of directors upon the recommendation of our nominating and corporate governance committee. Each of Mr. Cozadd, Ms. McSharry, Ms. O’Riordan and Mr. Winningham were previously elected to our board of directors by our shareholders.

In order to be elected as a director at the annual meeting to hold office until the 2026 annual meeting of shareholders, each nominee must be appointed by an ordinary resolution, meaning each must individually receive the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented in person or by proxy at the annual meeting (including any adjournment thereof). Under our articles, if, at any annual meeting of shareholders, the number of directors is reduced below the minimum prescribed by the board of directors pursuant to our articles due to the failure of any director nominee to receive the affirmative vote of a majority of the votes cast, then in those circumstances, the nominee or nominees who receive the highest number of votes in favor of election will be elected in order to maintain such prescribed minimum number of directors. Each such director would remain a director (subject to the provisions of the 2014 Act and our articles) only until the conclusion of the next annual meeting of shareholders unless he or she is re-elected at such time.

If any nominee becomes unavailable for election as a result of an unexpected occurrence, the proxy holders will vote your proxy for the election of any substitute nominee as may be proposed by the nominating and corporate governance committee. Each nominee has consented to being named as a nominee in this proxy statement and has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If elected at the annual meeting by the affirmative vote of a majority of the votes cast on his election, each nominee would serve as a director until the 2026 annual meeting of shareholders and until his successor has been elected and qualified, or, if sooner, until his death, resignation, retirement, disqualification or removal. It is our policy to invite directors and nominees for director to attend annual meetings of shareholders. All twelve of our directors attended our 2022 annual meeting of shareholders.

Vacancies on the board of directors, including a vacancy that results from an increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the directors then in office, provided that a quorum is present at the relevant board meeting. A director elected by the board of directors to fill a vacancy in a class will serve for the remainder of the full term of that class and until the director’s successor is elected and qualified, or, if sooner, until his or her death, resignation, retirement, disqualification or removal. Under our articles, if the number of directors is increased, directors are apportioned among the classes to maintain the number of directors in each class as nearly equal as possible, or as the Chairperson of our board may otherwise direct.

We believe our director nominees bring a variety of expertise, qualifications and skills. The table below summarizes some of the expertise, qualifications and skills of each individual director nominee. Further information on each director nominee, including some of their specific experience, qualifications or skills, is set forth in their biographies below.

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Proposal 1 (continued)

Jazz Pharmaceuticals Board Skills and Experience Matrix

Director	Public Company Board Experience	C-Suite / Management Experience	Industry Expertise	Financial Experience	Merger and Acquisition / Corporate Development	Commercial Experience	Scientific Research and Drug Development Experience	International Perspective	Public Policy and Regulation	Human Capital

Jennifer E. Cook	🌑	🌑	🌑	🌑		🌑	🌑	🌑		🌑

Bruce C. Cozadd	🌑	🌑	🌑	🌑	🌑	🌑		🌑	🌑	🌑

Patrick G. Enright	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑

Peter Gray	🌑	🌑	🌑	🌑	🌑		🌑	🌑		🌑

Heather Ann McSharry	🌑	🌑	🌑	🌑	🌑	🌑		🌑	🌑	🌑

Seamus Mulligan	🌑	🌑	🌑		🌑	🌑	🌑	🌑

Kenneth W. O’Keefe	🌑	🌑	🌑	🌑	🌑				🌑

Anne O’Riordan		🌑	🌑	🌑				🌑		🌑

Norbert G. Riedel, Ph.D.	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑

Mark D. Smith, M.D.	🌑	🌑					🌑		🌑	🌑

Catherine A. Sohn, Pharm. D.	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑

Rick E Winningham	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑	🌑

🌑 Indicates experience/expertise in subject matter.

Capabilities Description

Public Company Board Experience	Experience as a board member of a publicly-traded company

C-Suite/Management Experience	Experience as a C-suite officer or as a member of senior management of a large or growing business

Industry Expertise	Knowledge of the healthcare and biopharmaceutical industry, including, as applicable, science, manufacturing, regulatory compliance and payer dynamics

Financial Experience	Experience in positions requiring financial knowledge and analysis with expertise in the evaluation a large or growing company’s capital structure

Merger & Acquisition/ Corporate Development	Experience or expertise in structuring financing and executing strategic acquisitions, partnerships, and other corporate development activities

Commercial Experience	Experience or expertise in cultivating a large or growing business’s brand equity, the development and management of business relationships with customers and the process of reimbursement of pharma products

Scientific Research and Drug Development Experience	Relevant backgrounds in academia, clinical practice, science and technology and, in particular, the research and development of pharmaceutical products

International Perspective	Experience or expertise in the operation of complex multinational organizations

Public Policy and Regulation	Experience operating in a highly regulated industry, navigating governmental or public policy matters in related to medicines and healthcare products

Human Capital	Experience leading larger, diverse teams and human capital management initiatives generally, including leadership development, succession planning, executive recruitment, oversight of corporate culture, diversity and inclusion, and compensation

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Proposal 1 (continued)

The following includes a brief biography of each nominee for director and each of our other directors whose terms of office will continue following the annual meeting, including their respective ages, as of June 1, 2023. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the nominating and corporate governance committee and the board of directors to determine that the applicable nominee or other current director should serve as a member of the board of directors. We evaluate diversity considerations as well as the experience and expertise of our board as a whole to ensure alignment between the abilities and contributions of our board and our strategic priorities and long-range plan, emphasizing, among other things, expertise in global and U.S. sales and marketing, in product development, in financial management and in corporate development transactions.

Director Nominees

Bruce C. Cozadd	Age: 59

DIRECTOR SINCE: 2003*

BOARD COMMITTEES:

None

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Industry Expertise

Financial Experience

Merger and Acquisition/Corporate Development

Commercial Experience

International Perspective

Public Policy and Regulation

Human Capital

OTHER CURRENT PUBLIC BOARDS:

ACELYRIN, INC.

SPECIFIC EXPERTISE:

Mr. Cozadd’s extensive leadership experience having served as co-founder and our Chief Executive Officer for over 10 years and having served previously as Chairperson and Chief Executive Officer of Jazz Pharmaceuticals, Inc, for 3 years, brings to our board of directors a deep and comprehensive knowledge of our business, as well as shareholder-focused insight into effectively executing the company’s strategy and business plans to maximize shareholder value.

BACKGROUND:

Bruce C. Cozadd has served as our Chairperson and Chief Executive Officer since the closing of the Azur Merger in January 2012, and from October 2019 through March 2020, he served as our interim principal financial officer. Mr. Cozadd co-founded Jazz Pharmaceuticals, Inc. and has served as Chairperson and Chief Executive Officer of Jazz Pharmaceuticals, Inc. since April 2009. From 2003 until 2009, he served as Jazz Pharmaceuticals, Inc.’s Executive Chairperson and as a member of its board of directors. From 1991 until 2001, he held various positions with ALZA Corporation, a pharmaceutical company acquired by Johnson & Johnson, including as Executive Vice President and Chief Operating Officer, with responsibility for research and development, manufacturing and sales and marketing. Previously at ALZA Corporation, he held the roles of Chief Financial Officer and Vice President, Corporate Planning and Analysis. Since February 2022, Mr. Cozadd has served on the board of ACELYRIN, INC., a late-stage clinical biopharma company which became public in May 2023, and has served as Chairperson of ACELYRIN’s board since February 2023. Mr. Cozadd also serves on the board of Biotechnology Innovation Organization, a biotechnology trade association, where he serves on its Health Section Governing Board. He also serves on the boards of two non-profit organizations, The Nueva School and SFJAZZ. He received a B.S. from Yale University and an M.B.A. from the Stanford Graduate School of Business.

*	Includes service on the board of directors of Jazz Pharmaceuticals, Inc., our predecessor.

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Proposal 1 (continued)

Heather Ann McSharry	Age: 61

DIRECTOR SINCE: 2013

INDEPENDENT

NOMINATING & CORPORATE GOVERNANCE COMMITTEE

(Chair)

AUDIT COMMITTEE

(Member)

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Industry Expertise

Financial Experience

Merger and Acquisition/Corporate Development

Commercial Experience

International Perspective

Public Policy and Regulation

Human Capital

OTHER CURRENT PUBLIC BOARDS:

International Airlines Group, S.A

SPECIFIC EXPERTISE:

Ms. McSharry brings to our board of directors over 30 years of experience in multiple international industries, including healthcare, consumer goods and financial services, as well as expertise in crisis management, risk oversight and financial services relevant to our business.

BACKGROUND:

Heather Ann McSharry has served as a member of our board of directors since May 2013 and was appointed as chair of our nominating and corporate governance committee in August 2017. Ms. McSharry has served as a non-executive director on the board of directors of International Airlines Group, S.A since 2020 and as Senior Independent Director of International Airlines Group, S.A. since June 2022. From 2006 to 2009, Ms. McSharry was Managing Director Ireland of Reckitt Benckiser, a multinational health, home and hygiene consumer products company. From 1989 to 2006, she held various positions at Boots Healthcare, a leading global consumer healthcare company, most recently as Managing Director of Boots Healthcare Ireland Limited. Ms. McSharry served on the boards of directors of the Bank of Ireland from 2007 to 2011, the Industrial Development Agency in Ireland from 2010 to 2014, Uniphar plc from 2019 to 2020, CRH plc from 2012 to 2021 and Greencore Group plc from 2013 to 2021. Ms. McSharry holds a Bachelor of Commerce and a Master of Business Studies degree from University College Dublin.

Anne O’Riordan	Age: 55

DIRECTOR SINCE: 2019

INDEPENDENT

NOMINATING & CORPORATE GOVERNANCE COMMITTEE

(Member)

AUDIT COMMITTEE

(Member)

KEY SKILLS:

C-Suite/Management Experience

Industry Expertise

Financial Experience

International Perspective

Human Capital

OTHER CURRENT PUBLIC BOARDS:

None

SPECIFIC EXPERTISE:

Ms. O’Riordan brings to our board of directors 30 years of knowledge and leadership experience advising life sciences and healthcare companies across the globe, with a uniquely diverse perspective attributable to her geographic residency in Asia. Ms. O’Riordan is a leader in digital and innovation strategy. Ms. O’Riordan’s background in advising life sciences companies with respect to significant global markets provides an important contribution to our board of director’s mix of backgrounds, experiences and skills.

BACKGROUND:

Anne O’Riordan has served as a member of our board of directors since February 2019. Since June 2019, Ms. O’Riordan has served as a Group Director of Digital at Jardine Matheson Limited, a multinational conglomerate, headquartered in Hong Kong, focused on multiple industry segments throughout North and South East Asia. Ms. O’Riordan is a member of the board of directors of Jardine Matheson Limited (JML). From 1990 to March 2019, Ms. O’Riordan worked with Accenture (formerly Andersen Consulting) in their Life Sciences practice, where she held various leadership positions in North America (1992-1998), Europe (1998-2007) and Asia Pacific (2007-2014). From 2014-2019, she served as the Global Industry Senior Managing Director for Life Sciences responsible for the growth and management of the business across all geographies. In addition, Ms. O’Riordan currently serves on the board of governors of the American Chamber of Commerce in Hong Kong where she serves as the board liaison for the Healthcare Committee and is on the board of the International Women’s Forum Hong Kong where she serves as the Treasurer. She is also a long-standing member of the Women’s Foundation and the 30% Club. Ms. O’Riordan received a B.Sc in Biotechnology from Dublin City University as well as a postgraduate diploma in Financial Accounting and MIS from the University of Galway.

20        2023 Proxy Statement  |  JAZZ PHARMACEUTICALS

2023 NOTICE OF MEETING AND PROXY STATEMENT

Proposal 1 (continued)

Rick E Winningham	Age: 63

DIRECTOR SINCE: 2010*

INDEPENDENT

NOMINATING & CORPORATE GOVERNANCE COMMITTEE

(Member)

SCIENCE & MEDICINE COMMITTEE

(Member)

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Industry Expertise

Financial Experience

Merger and Acquisition/Corporate Development

Commercial Experience

Scientific Research and Drug Development Experience

International Perspective

Public Policy and Regulation

Human Capital

OTHER CURRENT PUBLIC BOARDS:

Theravance Biopharma, Inc.

SPECIFIC EXPERTISE:

Mr. Winningham’s experience in senior management positions in the pharmaceutical industry provides significant industry knowledge and operational and management expertise to our board of directors, along with a deep knowledge of global marketing, commercialization and market access.

BACKGROUND:

Rick E Winningham has served as a member of our board of directors since the closing of the Azur Merger in January 2012 and was a director of Jazz Pharmaceuticals, Inc. from 2010 until the closing of the Azur Merger. In May 2014, Mr. Winningham was appointed as Lead Independent Director of our board of directors. Mr. Winningham has served as Chairperson of the board of directors of Theravance Biopharma, Inc., a biopharmaceutical company, since July 2013. He has served as Chief Executive Officer of Theravance Biopharma, Inc. since its spin-off from Theravance, Inc. (now Innoviva, Inc.) in June 2014. From October 2001 to August 2014, Mr. Winningham served as Chief Executive Officer of Theravance, Inc., where he also served as Chairperson of the board of directors from April 2010 to October 2014. From 1997 to 2001, he served as President of Bristol-Myers Squibb Oncology/Immunology/Oncology Therapeutics Network and, from 2000 to 2001, as President of Global Marketing. Mr. Winningham is a member of Biotechnology Industry Organization’s board of directors and serves on the Health Section Governing Board Standing Committee on Reimbursement. He previously served as a member of the board of directors of Retrotope, Inc., a private biotechnology company focused on cell degeneration, from February 2021 to January 2022 and OncoMed Pharmaceuticals, Inc. from June 2015 until the company’s merger with Mereo BioPharma Group plc in April 2019. He also served as a member of the board of directors of the California Healthcare Institute, or CHI, from November 2011 to March 2015 and served as its Chairperson from January 2014 until CHI merged with Bay Area Bioscience Association to become the California Life Sciences Association, or CLSA, in March 2015. Mr. Winningham is on the board of directors of CLSA, and served as its Chairperson from March 2015 until November 2015. Mr. Winningham holds an M.B.A. from Texas Christian University and a B.S. from Southern Illinois University.

The board of directors recommends a vote “FOR” each nominee named above

*	Includes service on the board of directors of Jazz Pharmaceuticals, Inc., our predecessor.

JAZZ PHARMACEUTICALS  |  2023 Proxy Statement        21

2023 NOTICE OF MEETING AND PROXY STATEMENT

Proposal 1 (continued)

Class I Directors Continuing in Office Until the 2024 Annual General Meeting

Peter Gray	Age: 68

DIRECTOR SINCE: 2013

INDEPENDENT

AUDIT COMMITTEE

(Chair)

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Industry Expertise

Financial Experience

Merger and Acquisition/Corporate Development

Scientific Research and Drug Development Experience

International Perspective

Human Capital

OTHER CURRENT PUBLIC BOARDS:

None

SPECIFIC EXPERTISE:

Mr. Gray brings to our board of directors and audit committee over 30 years of experience in financial and operational management within the pharmaceutical industry, with extensive experience in the development of pharmaceutical products and operational execution.

BACKGROUND:

Peter Gray has served as a member of our board of directors since May 2013 and was appointed as chair of our audit committee in April 2014. He is Chairperson of a privately-held company providing outsourced technology services to the biopharma industry, a director of a privately-held large molecule development company, and chairs a non-profit educational establishment. He served as Chairperson of the board of directors of UDG Healthcare plc, an international provider of healthcare services, from February 2012 to September 2020. In September 2011, Mr. Gray retired from his position as Chief Executive Officer of ICON plc, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries, which he held since November 2002. At ICON plc, Mr. Gray previously served as Group Chief Operating Officer from June 2001 to November 2002 and Chief Financial Officer from June 1997 to June 2001. From November 1983 to November 1989, Mr. Gray served as senior financial officer at Elan Corporation plc, a pharmaceutical company. Mr. Gray holds a degree in law from Trinity College Dublin and qualified as a chartered accountant in 1981.

Kenneth W. O’Keefe	Age: 56

DIRECTOR SINCE: 2004*

INDEPENDENT

AUDIT COMMITTEE

(Member)

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Industry Expertise

Financial Experience

Merger and Acquisition/Corporate Development

Public Policy and Regulation

OTHER CURRENT PUBLIC BOARDS:

None

SPECIFIC EXPERTISE:

As Founder and Advisor to BPOC, LLC, Mr. O’Keefe brings to our board of directors significant expertise in accounting and financial matters and in analyzing and evaluating financial statements, as well as substantial experience managing high growth investments. As the former chairperson and current member of our audit committee, Mr. O’Keefe brings to our board of directors detailed knowledge of our financial position and finance strategy.

BACKGROUND:

Kenneth W. O’Keefe has served as a member of our board of directors since the closing of the Azur Merger in January 2012 and was a director of Jazz Pharmaceuticals, Inc. from 2004 until the closing of the Azur Merger. He served as Managing Director from January 1996 to January 2010 and Chief Executive Officer from January 2010 to January 2018 of BPOC, LLC, a healthcare private equity firm he co-founded. Since January 2018 he has served as Founder of and Advisor to BPOC, LLC. He serves on the boards of several privately-held healthcare companies. He received a B.A. from Northwestern University and an M.B.A. from the University of Chicago.

*	Includes service on the board of directors of Jazz Pharmaceuticals, Inc., our predecessor.

22        2023 Proxy Statement  |  JAZZ PHARMACEUTICALS

2023 NOTICE OF MEETING AND PROXY STATEMENT

Proposal 1 (continued)

Mark D. Smith , M.D.	Age: 71

DIRECTOR SINCE: 2020

INDEPENDENT

NOMINATING & CORPORATE GOVERNANCE COMMITTEE

(Member)

SCIENCE AND MEDICINE COMMITTEE

(Member)

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Scientific Research and Drug Development Experience

Public Policy and Regulation

Human Capital

OTHER CURRENT PUBLIC BOARDS:

Phreesia, Inc.

Teladoc Health, Inc

SPECIFIC EXPERTISE:

Dr. Smith brings to our board of directors an impressive background that marries the worlds of active medical practice and business development. A practicing physician and professor, Dr. Smith also has experience working for a variety of health focused companies both public and private. Dr. Smith has a deep understanding of the trends in public policy and future trends in healthcare delivery systems in the United States. Additionally, Dr. Smith allocates part of his time for nonprofit organizations and a health policy foundation.

BACKGROUND:

Mark D. Smith, M.D. has served as a member of our board of directors since December 2020. Dr. Smith is a practicing physician and professor of clinical medicine at the University of California at San Francisco, where he has served since 1994. He also serves as a non-executive director on the boards of directors of two other publicly-held companies, Teladoc Health, Inc., a telemedicine and virtual healthcare company, and Phreesia, Inc., a healthcare software company. Dr. Smith also serves on the board of directors of the Commonwealth Fund, a private health policy foundation. From 1996 to 2013, Dr. Smith was the founding President and Chief Executive Officer of the California HealthCare Foundation, an independent nonprofit philanthropy organization. From 1991 to 1996, he served as Executive Vice President at the Henry J. Kaiser Family Foundation. Dr. Smith received a B.A. from Harvard College, an M.D. from the University of North Carolina at Chapel Hill and an M.B.A. from The Wharton School at the University of Pennsylvania.

Catherine A. Sohn, Pharm.D.	Age: 70

DIRECTOR SINCE: 2012

INDEPENDENT

COMPENSATION COMMITTEE

(Member)

SCIENCE & MEDICINE COMMITTEE

(Member)

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Industry Expertise

Financial Experience

Merger and Acquisition/Corporate Development

Commercial Experience

Scientific Research and Drug Development Experience

International Perspective

Public Policy and Regulation

Human Capital

OTHER CURRENT PUBLIC BOARDS:

Axcella Health Inc.

Altimmune, Inc.

SPECIFIC EXPERTISE:

Dr. Sohn brings to our board of directors three decades of product development, strategy, commercial launch and business development transaction experience in the pharmaceutical industry and a global perspective that is directly relevant to our company.

BACKGROUND:

Catherine A. Sohn, Pharm.D. has served as a member of our board of directors since July 2012. Dr. Sohn also serves as a non-executive director on the boards of directors of two other public biotechnology companies: Axcella Health Inc and Altimmune, Inc. Dr. Sohn previously served as an independent director on the board of directors of the publicly traded life sciences company: Rubius Therapeutics, Inc. from January 2018 to February 2023, and Lifecore Biomedical (previously known as Landec Corporation) from November 2012 to November 2022. She also serves as Chairperson of the board of BioEclipse Therapeutics, Inc., a privately-held clinical-stage biopharmaceutical company. Dr. Sohn currently holds the position of Adjunct Professor at the University of California, San Francisco. From 1998 to 2010, she was Senior Vice President, Worldwide Business Development and Strategic Alliances at GlaxoSmithKline Consumer Healthcare responsible for leading numerous US, regional and global partnering deals, and acquisitions. From 1994 to 1998, she was Vice President, Worldwide Strategic Product Development at SmithKline Beecham Pharmaceuticals plc in the pharmaceutical division. From 1982 to 1994, she held a series of positions in Medical Affairs, Pharmaceutical Business Development and U.S. Product Marketing, including leading the creation of and commercial launch of the US Vaccine business and subsequently the commercialization of the company’s neuroscience product. Dr. Sohn was named the Distinguished Alum of the Year by the University of California, San Francisco (2000), was recognized as The Woman of the Year by the Healthcare Businesswomen’s Association (2003), received the Frank Barnes Mentoring Award from the Licensing Executive Society (2009) and was recognized as one of the PharmaVoice100 (2016). Dr. Sohn received a Pharm.D. from UCSF, a Corporate Directors Certificate from Harvard Business School, a Certificate of Professional Development from Wharton, a Certificate from Berkeley Law for ESG: Navigating the Board’s Role and is a Certified Licensing Professional Emeritus.

JAZZ PHARMACEUTICALS  |  2023 Proxy Statement        23

2023 NOTICE OF MEETING AND PROXY STATEMENT

Proposal 1 (continued)

Class II Directors Continuing in Office Until the 2025 Annual General Meeting

Jennifer E. Cook	Age: 57

DIRECTOR SINCE: 2020

INDEPENDENT

COMPENSATION COMMITTEE

(Chair)

SCIENCE & MEDICINE COMMITTEE

(Member)

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Industry Expertise

Financial Experience

Commercial Experience

Scientific Research and Drug Development Experience

International Perspective

Human Capital

OTHER CURRENT PUBLIC BOARDS:

BridgeBio Pharma, Inc.

Denali Therapeutics, Inc.

SPECIFIC EXPERTISE:

Ms. Cook brings to our board of directors over 30 years of biopharmaceutical experience with significant C-suite, global product development and commercialization expertise, with a focus on transformative growth.

BACKGROUND:

Jennifer E. Cook has served as a member of our board of directors since December 2020 and was appointed chair of our compensation committee in April 2022. Ms. Cook serves as a non-executive director on the boards of directors of two other publicly-held companies, Denali Therapeutics Inc. and BridgeBio Pharma, Inc., both biotechnology companies. Ms. Cook founded Jennifer Cook Consulting, a consulting company, and has served as Principal since July 2019. From January 2018 to June 2019, Ms. Cook was the Chief Executive Officer at GRAIL, Inc., a privately-held early cancer detection diagnostic company. Prior to that, Ms. Cook worked at Roche Pharmaceuticals/Genentech for 25 years, where she held a number of senior management positions covering the full lifecycle of product development and commercialization. From 2010 to 2013, she oversaw Genentech’s U.S. Immunology and Ophthalmology Business Unit, and from 2013 to 2016, she led Roche’s European commercial business. She also served as Roche’s Global Head of Clinical Operations throughout 2017. In 2016, Ms. Cook was recognized as Woman of the Year by the Healthcare Businesswoman’s Association. Ms. Cook received a B.A. in Human Biology and a M.S. in Biology from Stanford University and an M.B.A. from the Haas School of Business at University of California, Berkeley.

Patrick G. Enright	Age: 61

DIRECTOR SINCE: 2009*

INDEPENDENT

AUDIT COMMITTEE

(Member)

COMPENSATION COMMITTEE

(Member)

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Industry Expertise

Financial Experience

Merger and Acquisition/Corporate Development

Commercial Experience

Scientific Research and Drug Development Experience

International Perspective

Public Policy and Regulation

Human Capital

OTHER CURRENT PUBLIC BOARDS:

Vera Therapeutics, Inc.

SPECIFIC EXPERTISE:

Based on his experience serving on the boards of several clinical-stage biotechnology companies and his investment experience in the life sciences industry, Mr. Enright brings to our board of directors operating experience and financial expertise in the life sciences industry.

BACKGROUND:

Patrick G. Enright has served as a member of our board of directors since the closing of the Azur Merger in January 2012 and was a director of Jazz Pharmaceuticals, Inc. from 2009 until the closing of the Azur Merger. Mr. Enright co-founded Longitude Capital, a healthcare venture capital firm, where he has served as a Managing Director since 2006. Mr. Enright currently serves on the board of directors of Vera Therapeutics, Inc. and privately held healthcare companies as well as the National Venture Capital Association. Previously, Mr. Enright was a Managing Director of Pequot Ventures where he co-led the life sciences investment practice. Mr. Enright also has significant life sciences operations experience including holding senior executive positions at Valentis, Boehringer Mannheim (acquired by Roche) and Sandoz (now known as Novartis). Mr. Enright previously served on the boards of directors of over twenty companies, including Aptinyx Inc. from 2016 to 2022, Aimmune Therapeutics, Inc. from 2013 until its acquisition by Nestlé in 2020 and Vaxcyte, Inc. from 2015 to 2020. Mr. Enright received a B.S. in Biological Sciences from Stanford University and an M.B.A. from the Wharton School of the University of Pennsylvania.

*	Includes service on the board of directors of Jazz Pharmaceuticals, Inc., our predecessor.

24        2023 Proxy Statement  |  JAZZ PHARMACEUTICALS

2023 NOTICE OF MEETING AND PROXY STATEMENT

Proposal 1 (continued)

Seamus Mulligan	Age: 62

DIRECTOR SINCE: 2012

INDEPENDENT

SCIENCE & MEDICINE COMMITTEE

(Member)

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Industry Expertise

Merger and Acquisition/Corporate Development

Commercial Experience

Scientific Research and Drug Development Experience

International Perspective

OTHER CURRENT PUBLIC BOARDS:

None

SPECIFIC EXPERTISE:

As a founder of Adapt Pharma and Azur Pharma, and a pharmaceutical industry executive, Mr. Mulligan brings to our board of directors an expertise in business development and over 35 years of experience in the pharmaceutical industry.

BACKGROUND:

Seamus Mulligan has served as a member of our board of directors since the closing of the Azur Merger in January 2012. Mr. Mulligan was a founder and principal investor of Azur Pharma and was Azur Pharma’s Chairperson and Chief Executive Officer as well as being a member of its board of directors from 2005 until January 2012. Mr. Mulligan also served as our Chief Business Officer, International Business Development from January 2012 until February 2013. Between 2014 and 2018, Mr. Mulligan served as Chairperson and Chief Executive Officer of Adapt Pharma Limited or Adapt Pharma, a specialty pharmaceutical company, which was acquired in October 2018 by Emergent BioSolutions Inc., a multinational specialty biopharmaceutical company. Mr. Mulligan acted as a Consultant to Emergent BioSolutions Inc. from October 2018 to March 2019, when he was appointed to its board of directors on which he served until his resignation from the board in May 2020. From 2006 to 2017, Mr. Mulligan served as Executive Chairperson of Circ Pharma Limited and its subsidiaries, a pharmaceutical development stage group. From 1984 until 2004, Mr. Mulligan held various positions with Elan Corporation, plc, a pharmaceutical company, most recently as Executive Vice President, Business and Corporate Development, and prior to that position, held the roles of President of Elan Pharmaceutical Technologies, the drug delivery division of Elan Corporation, plc, Executive Vice President, Pharmaceutical Operations, Vice President, U.S. Operations and Vice President, Product Development. Mr. Mulligan served as a member of the board of directors of the U.S. National Pharmaceutical Council until 2004. Mr. Mulligan holds a B.Sc. (Pharm) and M.Sc. from Trinity College Dublin.

Norbert G. Riedel, Ph.D.	Age: 65

DIRECTOR SINCE: 2013

INDEPENDENT

SCIENCE & MEDICINE COMMITTEE

(Chair)

COMPENSATION COMMITTEE

(Member)

KEY SKILLS:

Public Company Board Experience

C-Suite/Management Experience

Industry Expertise

Financial Experience

Merger and Acquisition/Corporate Development

Commercial Experience

Scientific Research and Drug Development Experience

International Perspective

Public Policy and Regulation

Human Capital

OTHER CURRENT PUBLIC BOARDS:

Cerevel Therapeutics Holdings, Inc.

Eton Pharmaceuticals, Inc.

SPECIFIC EXPERTISE:

Dr. Riedel brings over 20 years of experience in the biotechnology and pharmaceutical industries to our board of directors with significant scientific, drug discovery and development, and commercial expertise. Dr. Riedel also leverages this pharmaceutical research experience in his position as Chair of the science and medicine committee.

BACKGROUND:

Norbert G. Riedel, Ph.D. has served as a member of our board of directors since May 2013 and was appointed chair of our science and medicine committee in April 2022. Dr. Riedel currently serves on the boards of directors of two other publicly-held companies, Eton Pharmaceuticals, Inc., a development stage pharmaceutical company, where he serves as Chairperson of the board, and Cerevel Therapeutics Holdings, Inc., a biopharmaceutical company, where he serves as Lead Independent Director. Dr. Riedel also currently serves on the board of directors of a non-profit organization, the Illinois Biotechnology Industry Organization, and is a member of the Austrian Academy of Sciences. Dr. Riedel is an Adjunct Professor at Boston University School of Medicine and an Adjunct Professor of Medicine at Northwestern University’s Feinberg School of Medicine. Dr. Riedel served as Executive Chairperson of Aptinyx Inc. from January 2022 to May 2023, as Chief Executive Officer from September 2015 to December 2021 and as President from September 2015 to December 2020. Aptinyx Inc. is a biopharmaceutical company spun out of its predecessor company, Naurex, Inc., where Dr. Riedel served as Chief Executive Officer and President from January 2014 to September 2015. From 2001 to 2013, he served as Corporate Vice President and Chief Scientific Officer of Baxter International Inc., a diversified healthcare company, where from 1998 to 2001, he also served as President and General Manager of the recombinant therapeutic proteins business unit and Vice President of Research and Development of the bioscience business unit. From 1996 to 1998, Dr. Riedel served as head of worldwide biotechnology and worldwide core research functions at Hoechst-Marion Roussel, now Sanofi, a global pharmaceutical company. Dr. Riedel served on the board of directors of Ariad Pharmaceuticals, Inc., an oncology company, from May 2011 until the company was acquired in February 2017. Dr. Riedel holds a Diploma in biochemistry and a Ph.D. in biochemistry from the University of Frankfurt.

JAZZ PHARMACEUTICALS  |  2023 Proxy Statement        25

2023 NOTICE OF MEETING AND PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

Overview

We are committed to exercising exemplary corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and enhancing our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on our website, www.jazzpharmaceuticals.com, including our Corporate Governance Guidelines, Code of Conduct, and the charters for all of our committees including the audit, compensation and nominating and corporate governance committees. We believe that our strong corporate governance policies and practices, including the substantial percentage of independent directors on our board of directors and the robust duties of our Lead Independent Director, empower our independent directors to effectively oversee our management team—including the performance of our Chief Executive Officer—and provide an effective and appropriately balanced board governance structure. In addition, we believe that our directors are all actively and constructively engaged in the exercise of their duties and responsibilities, with each independent director serving on at least one board committee and engaging with management between board meetings to remain well-informed of our strategy and our business.

Independence of the Board of Directors

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board of directors consults with counsel to ensure that the board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable Nasdaq listing standards, as in effect from time to time. Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and our company, our senior management and our independent registered public accounting firm, the board of directors affirmatively determined that all of our current directors are independent directors within the meaning of the applicable Nasdaq listing standards, except that Mr. Cozadd, our Chairperson and Chief Executive Officer, is not independent by virtue of his employment with our company. In addition, our board of directors has determined that each member of the audit committee, compensation committee and nominating and corporate governance committee meets the applicable Nasdaq and SEC rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the company.

Board Leadership Structure

Mr. Cozadd has served as our Chairperson and Chief Executive Officer since the closing of the Azur Merger in January 2012. He co-founded Jazz Pharmaceuticals, Inc. in 2003 and served as its Chairperson and Chief Executive Officer since April 2009 and, prior to that, as Executive Chairperson.

The board of directors believes that the Chief Executive Officer is best suited to serve as our Chairperson because he is the member of the board of directors who is most familiar with our business as a whole, and the most capable of identifying and bringing to the attention of the full board of directors the strategic priorities and key issues facing the company. The board of directors also believes that having Mr. Cozadd in particular in a combined Chairperson/Chief Executive Officer role helps provide strong, unified leadership for our management team and optimizes communication with our board of directors. In addition, having previously served for many years as a director of other publicly-traded and privately-held companies, as well as in executive management roles, Mr. Cozadd brings both a strategic and operational perspective to this combined position.

In addition to our Chairperson, our Lead Independent Director plays an important role on the board. Our Corporate Governance Guidelines require the independent directors to elect a Lead Independent Director when the roles of Chairperson and Chief Executive Officer are held by the same person. Rick E Winningham currently serves as our Lead Independent Director.

26        2023 Proxy Statement  |  JAZZ PHARMACEUTICALS

2023 NOTICE OF MEETING AND PROXY STATEMENT

Corporate Governance and Board Matters (continued)

The Lead Independent Director plays an essential and indispensable role on the board. A critical function of the Lead Independent Director is to help to reinforce the effective independent functioning of the board of directors.

Accordingly, specific roles and responsibilities of the Lead Independent Director, which are detailed in our Corporate Governance Guidelines, include:

•	serving as the principal liaison between the independent directors and the Chairperson;

•	coordinating the activities of the independent directors, including developing agendas for and presiding at executive sessions of the independent directors;

•

advising the Chairperson on board and committee agendas, meeting schedules and information provided to other board members, including the quality, quantity and timeliness of such information that is necessary or appropriate for the directors to effectively and responsibly perform their duties;

•	discussing the results of the Chief Executive Officer’s performance evaluation with the chair of the compensation committee; and

•	presiding at all meetings of the board of directors at which the Chairperson is not present.

The Lead Independent Director also has the authority to call meetings of the independent directors of the board of directors and is available for consultation and communication with significant shareholders. The Lead Independent Director also plays a central role in the board’s annual self-evaluation process, including holding one-to-one meetings with each board member and briefing the board on the findings. See “Corporate Governance and Board Matters—Nominating and Corporate Governance Committee”. In addition to fulfilling the basic requirements of his role as Lead Independent Director, Mr. Winningham attends meetings of committees where he is not a member to remain informed and engaged, communicates with the Chief Executive Officer on matters involving the company on a regular basis, regularly seeks input from other independent directors relating to significant developments at the company between regular board meetings, attends certain meetings at the company involving strategic portfolio and/or scientific reviews, and makes himself available for direct communication with significant shareholders as necessary.

Mr. Winningham is an expert in public company board experience with strong industry and business acumen. Mr. Winningham is an effective communicator and acts as a highly versatile intermediary between the Chairperson, the board and Jazz’s stakeholders. Furthermore Mr. Winningham, with his unique insight and objectivity, carefully monitors the Board’s performance and ensures regular independent executive discussion.

In addition, our board of directors is currently comprised of 12 directors, of whom 11 are independent. At meetings of our board of directors, the independent directors regularly convene executive sessions without the presence of our Chairperson and Chief Executive Officer and other members of management.

JAZZ PHARMACEUTICALS  |  2023 Proxy Statement        27

2023 NOTICE OF MEETING AND PROXY STATEMENT

Corporate Governance and Board Matters (continued)

Risk Oversight

We believe that our board of directors provides effective oversight of risk management for our company (including financial, operational, business, intellectual property, information technology (including cybersecurity), public policy, reputational risk, governance and compliance), particularly as a result of the work of our committees and the ongoing dialogue between the full board, our Chairperson and Chief Executive Officer and our active and engaged Lead Independent Director.

At its meetings, our full board of directors receives reports concerning the management of the relevant risks from each committee, in addition to reports concerning material risks and concerns or significant updates on such matters from our Chief Legal Officer, Chief Compliance and Ethics Officer and other executive officers, as necessary.

Audit Committee

Our audit committee is responsible for overseeing our financial reporting process on behalf of our board of directors and reviewing with management and our auditors, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. Our board of directors has also formalized our audit committee’s role in oversight of risks related to information security, including cybersecurity. In its oversight role, the audit committee receives quarterly updates on information security developments, cybersecurity incidents and the steps taken by management to monitor and mitigate risk exposures in these areas.

Compensation & Management Development Committee

Our compensation & management development committee, or compensation committee, approves compensation of executive officers and all material compensation plans for our company and reviews our compensation practices to ensure that they do not encourage excessive risk taking and provide appropriate incentives for meeting both short-term and long-term objectives and increasing shareholder value over time. Our compensation committee also works with our full board of directors to oversee matters related to diversity, talent, and culture strategy including human capital programs and policies regarding management development, talent planning, diversity and inclusion initiatives, and employee engagement, as well as human capital management, which includes reviewing workforce trends, executive succession plans and talent risk and maintaining compensation objectives and corporate policies that appropriately incentivize creating and maintaining a positive workplace and corporate culture.

Nominating and Governance Committee

Our nominating and corporate governance committee oversees the company’s risk management other than those concerning the company’s major financial, business or cybersecurity risk exposures or risks related to our compensation programs and policies, on behalf of our board of directors. Our nominating and corporate governance committee has oversight responsibility over our ESG program and strategy. The nominating and corporate governance committee has oversight responsibility related to administration of and certifies to, compliance with the company’s corporate integrity agreement, or CIA, including compliance with CIA requirements related to training and disclosures of instances of potential non- compliance with certain federal laws, regulations, or company policy and meets at least quarterly. Additionally, our nominating and corporate governance committee maintains oversight over the company’s enterprise risk management program. Because enterprise risk management is holistic risk management, reported risks and their mitigation often include risks more fully governed by other committees, such as cybersecurity. The nominating and corporate governance committee review program methodology and results to ensure management has properly identified and are monitoring enterprise risks.

28        2023 Proxy Statement  |  JAZZ PHARMACEUTICALS

2023 NOTICE OF MEETING AND PROXY STATEMENT

Corporate Governance and Board Matters (continued)

Ethical Business Practices

We are committed to conducting our business with integrity and the pursuit of excellence in all that we do. Our management team and our board of directors are committed to honesty and compliance with all laws, rules, regulations and corporate policies that apply to our business, and we expect the same commitment from our employees, consultants, business partners and service providers. In particular, we are committed to acting responsibly, safely and with transparency in our interactions with patients, doctors and other stakeholders in the healthcare system.

Compliance and Ethics Program – I-CARE. I-CARE is our philosophy that acknowledges it takes more than just striving to adhere to the law and company policy to create a healthy and ethical corporate culture. The following elements comprise I-CARE:

•	Integrity: Our corporate value of integrity is the foundation of our approach.

•	Compliance: The elements of an effective compliance program are managed to deter, detect, and respond appropriately to potential wrongdoing.

•	Accountability: Every employee plays a role in ensuring our actions live up to the company’s expectations, and every employee is encouraged to speak up if something looks wrong.

•	Respect: Respect for our patients, company and each other keep us on the right path.

•	Ethics: Being lawful is the minimum bar we must meet. Our commitment to patients and other stakeholders requires a higher ethical standard.

I-CARE strives to create a strong, effective compliance and ethics program by educating and advising our employees to empower smart risk decisions, advance our value of integrity, and promote operational efficiencies.

We have established various methods of confidential communication for our employees, vendors and others to report suspected violations of laws, rules, regulations or company policies. Where permitted by local laws, anonymous reporting is available.

Chief Compliance and Ethics Officer. The Chief Compliance and Ethics Officer is responsible for designing and implementing our compliance program, managing the I-CARE team and compliance program elements, and administering the obligations and reporting requirements of the CIA. The Chief Compliance and Ethics Officer reports to the Chief Executive Officer, and makes periodic reports to our board of directors.

Corporate Compliance Committee. The corporate compliance committee is comprised of members of our management team and is responsible for overseeing the implementation and effectiveness of our compliance program to support the Chief Compliance and Ethics Officer. The corporate compliance committee’s responsibilities include:

•

Adopting a system of standards of conduct, policies, procedures, trainings, communications, reporting mechanisms, monitoring, investigations and internal control system reasonably designed to prevent and detect violations of applicable laws, rules and regulations;

•

Overseeing the enforcement of compliance policies program and procedures by directing that all received reports of potential compliance violations are investigated and resolved, and that appropriate incentives and disciplinary measures are utilized, including discipline of employees responsible for violations;

•	Taking steps designed to ensure that the individuals responsible for our compliance program have adequate resources, authority and competencies to carry out their responsibilities;

•	Periodically reviewing the effectiveness of the day-to-day compliance activities engaged in by Jazz and

•	Taking such other actions, or making such other recommendations, designed to promote a compliant and ethical organizational culture at Jazz.

Board Oversight of Compliance. The board of directors oversees matters related to compliance requirements and our compliance program generally, including: the adequacy of resources dedicated to the compliance

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function; the identification and handling of instances of non-compliance; and the overall effectiveness of the design and implementation of the compliance program. The nominating and corporate governance committee has responsibility for review and oversight of matters related to compliance with U.S. federal health care program requirements and the obligations of the CIA, including the performance of the Chief Compliance and Ethics Officer and corporate compliance committee. The nominating and corporate governance committee meets at least quarterly with the Chief Compliance and Ethics Officer to review our compliance program and annually adopt a resolution summarizing its review and oversight of Jazz’s compliance with U.S. federal health care program requirements and the obligations of the CIA. In addition, our board of directors meets regularly with the Chief Compliance and Ethics Officer.

Anti-Corruption Policy. Our global Anti-Corruption Policy applies to all of our employees, directors and officers, our subsidiaries and affiliates, and third party vendors and other agents acting on our behalf. We are committed to complying with applicable anti-corruption and anti-bribery laws, including the Foreign Corrupt Practices Act (FCPA) and the UK Bribery Act (UKBA). The Anti-Corruption Policy is available on our website at www.jazzpharmaceuticals.com under the section entitled “Ethical Standards” under “Our Purpose.”

Anti-Slavery and Human Trafficking Commitment. We are committed to operating our global business with integrity and upholding a high level of ethical conduct among our employees and business partners including assessing and addressing the risk of modern slavery and human trafficking within our business operations and supply chain. Jazz has existing procedures designed to assess our suppliers that provide materials for use in our tangible goods for sale, and we have enhanced these procedures to include steps for reasonably evaluating whether these suppliers have policies and procedures in place that are designed to promote compliance with applicable laws related to eradication of human trafficking, slavery and illegal child labor.

Code of Conduct. Our Code of Conduct applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and those of our subsidiaries. The Code of Conduct is available on our website at www.jazzpharmaceuticals.com under the section entitled “Ethical Standards” under “Our Purpose.” We intend to satisfy the disclosure requirements under Item 5.05 of SEC Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the website address and location specified above.

Political Contributions Guidance. Our Political Contributions Guidance outlines a process intended to ensure all political contributions (including political action committee contributions) are made with transparency, segregated from lobby activities and also intended to ensure that these activities are conducted in accordance with the applicable federal, state, and local campaign and lobbying laws.

Meetings of the Board of Directors

The board of directors met six times during 2022. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the committees on which they served that were held during 2022. As required under applicable Nasdaq listing standards, in 2022, the independent directors generally met at each regular board meeting in scheduled executive sessions at which only independent directors were present.

Indirectly through the Lead Independent Director and directly through quarterly independent executive sessions our full board informs the development of board agendas and focus of our board meetings.

Director Commitments

Our Corporate Governance Guidelines provide that directors may not serve on more than five public company boards (including Jazz’s board), and if a director is also the chief executive officer of a public company, that director may not serve on more than three public company boards (including Jazz’s board). In addition, our Corporate Governance Guidelines require directors to seek prior approval from our Chairperson, our Lead Independent Director (to the extent one has been appointed) and the chair of our nominating and corporate governance committee before accepting an invitation to serve on any additional boards of directors. We monitor

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our directors’ time commitments throughout the year and we have determined that, as of the date of this proxy statement, all of our directors are currently in compliance with our Corporate Governance Guidelines. We have also amended both the nominating and corporate governance committee charter and the Corporate Governance Guidelines to ensure that when performing our annual review of each of our director’s time commitments and service on other companies’ boards, we also review their service on other companies’ board committees.

Our Board engages regularly with senior management throughout board meetings, one-on-ones, and attendance at key meetings and events including attendance at regional kick off and other business meetings.

Classified Board Structure

Our board of directors is divided into three classes, designated Class I, Class II and Class III. Our nominating and corporate governance committee has discussed the shareholder feedback received on the topic of our classified board structure and continues to believe that this structure is appropriate for our company and beneficial to our shareholders. In particular, the nominating and corporate governance committee believes that the classified board structure:

•	promotes stability and continuity, allowing our board and management to remain focused on our long-term strategy and value generation for our shareholders;

•	allows for the development of institutional knowledge at the board level, which is particularly important in our industry, given the multi-year life cycles of our product development programs; and

•	enhances director independence by decreasing pressures from special interest groups that might have short-term agendas contrary to the long-term interests of our shareholders.

Moreover, a classified board for an Irish company does not present the same entrenchment risk as for a typical U.S.-incorporated company due to the statutory right of shareholders to remove directors and the ability of shareholders to replace any board vacancies created by such removal under Irish law.

Information About Board Committees

The standing committees of the board of directors include an audit committee, a compensation committee, a nominating and corporate governance committee, and a science and medicine committee. Each of these committees is comprised solely of independent directors, has a chair and has a written charter approved by the board of directors reflecting applicable standards and requirements adopted by the SEC and Nasdaq. A copy of the standing committees’ charters can be found on our website, www.jazzpharmaceuticals.com, in the section titled “About” under the subsection titled “Board of Directors.”

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Committee Membership

Our board of directors has four standing committees: the audit committee, the compensation & management development committee (referred to herein as the compensation committee), nominating and corporate governance committee, and science and medicine committee. The following table provides membership information for 2022 for each standing committee.

Name	Audit	Compensation	Nominating and Corporate Governance	Science and Medicine[1]

Jennifer E. Cook[2]		C		●

Patrick G. Enright	●	●

Peter Gray	C

Heather Ann McSharry	●		C

Seamus Mulligan				●

Kenneth W. O’Keefe	●

Anne O’Riordan[3]	●		●

Norbert G. Riedel, Ph.D.[4]		●		C

Mark D. Smith, M.D.			●	●

Catherine A. Sohn, Pharm.D.[5]		●		●

Rick E Winningham			●	●

C = committee chair                ● = committee member

[1]	The science and medicine committee was formed in April 2022.
[2]	Ms. Cook was appointed as chair of our compensation committee in April 2022.
[3]	Ms. O’Riordan was appointed as a member of our nominating and corporate governance committee in April 2022.
[4]	Mr. Riedel ceased serving as chair of our compensation committee in April 2022.
[5]	Dr. Sohn ceased serving on our nominating and corporate governance committee in April 2022.

Audit Committee

The audit committee of the board of directors oversees our corporate accounting and financial reporting processes, our systems of internal control over financial reporting and audits of our financial statements, the quality and integrity of our financial statements and reports, the qualifications, independence and performance of the auditors engaged as our independent registered public accounting firm for purposes of preparing or issuing an audit report or performing audit services and certain enterprise risk issues. Specific responsibilities of the audit committee include:

•	evaluating the performance of and assessing the qualifications of the independent auditors;

•	determining and approving the engagement and remuneration of the independent auditors;

•	determining whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors;

•	determining and approving the engagement of the independent auditors to perform any proposed permissible non-audit services;

•	monitoring the rotation of partners of the independent auditors on our audit engagement team as required by applicable laws and rules;

•

reviewing and advising on the selection and removal of the head of our internal audit function, the activities and organizational structure of the internal audit function and the results of internal audit activities;

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•	reviewing and approving the internal audit charter at least annually and the annual internal audit plan and budget;

•

meeting to review our annual audited financial statements, our quarterly financial statements and our financial press releases with management and the independent auditors, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our annual and quarterly reports filed with the SEC;

•	reviewing, overseeing and approving transactions between our company and any related persons;

•	conferring with management, the internal audit function and the independent auditors regarding the scope, adequacy and effectiveness of our internal control over financial reporting;

•

reviewing with management, the internal audit function and the independent auditors, as appropriate, major financial risk exposures, including reviewing, evaluating and approving our hedging and other financial risk management policies, as well as the steps taken by management to monitor and control these exposures;

•

establishing procedures, when and as required under applicable laws and rules, for the receipt, retention and treatment of any complaints received by our company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	reviewing with management our information security (including cybersecurity) risk exposures and the steps taken by management to monitor and mitigate these exposures.

The audit committee was during all of 2022 composed of Mr. Gray, Mr. Enright, Ms. McSharry, Mr. O’Keefe and Ms. O’Riordan. Our board of directors has determined that each of Mr. Gray, Mr. Enright, Ms. McSharry, Mr. O’Keefe and Ms. O’Riordan meets the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the Nasdaq listing standards with respect to audit committee members. Our board of directors has also determined that each of Mr. Gray, Mr. Enright, Ms. McSharry and Mr. O’Keefe qualifies as an “audit committee financial expert” within the meaning of SEC regulations. In making this determination, our board of directors considered the overall knowledge, experience and familiarity of each with accounting matters, analyzing and evaluating financial statements, and, in the case of Mr. O’Keefe, managing private equity investments, and, in the case of Mr. Enright, managing venture capital investments. Mr. Gray serves as chair of the audit committee.

The audit committee met five times during 2022. The audit committee also had a number of informal discussions and consultations with one another, with our Chief Financial Officer, our Chief Accounting Officer and our Head of Internal Audit and with Mr. Cozadd during 2022.

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Report of the Audit Committee of the Board of Directors(1)

The audit committee has reviewed and discussed the company’s audited financial statements for the fiscal year ended December 31, 2022 with management of the company. The audit committee has discussed with KPMG, the independent registered public accounting firm that audited the company’s financial statements for the fiscal year ended December 31, 2022, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. The audit committee has also received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with KPMG that firm’s independence. Based on the foregoing, the audit committee recommended to the board of directors that the audited financial statements be included in the 2022 Annual Report on Form 10-K filed with the SEC.

Respectfully submitted,
The Audit Committee of the Board of Directors

Mr. Peter Gray
Mr. Patrick Enright
Ms. Heather Ann McSharry
Mr. Kenneth W. O’Keefe
Ms. Anne O’Riordan

(1)

The material under the heading “Report of the Audit Committee of the Board of Directors” in this proxy statement is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The compensation committee of the board of directors reviews and oversees our compensation policies, plans and programs and reviews and generally determines the compensation to be paid to the executive officers and directors, and prepares and reviews the compensation committee report included in our annual proxy statement. Specific responsibilities and authority of our compensation committee include:

•	reviewing, modifying (as needed) and approving overall compensation strategy and policies;

•

recommending to our board of directors for determination and approval the compensation and other terms of employment of our Chief Executive Officer and evaluating our Chief Executive Officer’s performance in light of relevant goals and objectives;

•

reviewing and approving the goals and objectives of our other executive officers and determining and approving the compensation and other terms of employment of these executive officers, as appropriate;

•	reviewing and recommending to our board of directors the type and amount of compensation to be paid or awarded to the members of our board of directors;

•	having the full power and authority of our board of directors regarding the adoption, amendment and termination of our compensation plans and programs and administering these plans and programs;

•

having direct responsibility for appointing, and providing compensation and oversight of the work of, any compensation consultants and other advisors retained by the compensation committee and considering the independence of each such advisor;

•

reviewing our practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on our company;

•

periodically reviewing with our Chief Executive Officer the plans for succession to the offices of our executive officers and making recommendations to our board of directors with respect to the selection of appropriate individuals to succeed to these positions; and

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•	reviewing and discussing with management our disclosures contained under the caption “Compensation Discussion and Analysis” in our annual proxy statement.

The compensation committee was composed of four directors during 2022: Ms. Cook, Mr. Enright, Dr. Riedel and Dr. Sohn. Dr. Riedel served as the chair of the compensation committee until April 2022 at which time Ms. Cook was appointed chair of the compensation committee. Each member of the compensation committee meets the independence requirements of the Nasdaq listing standards with respect to compensation committee members. In determining whether Mr. Enright, Dr. Riedel, Dr. Sohn and Ms. Cook are independent within the meaning of the Nasdaq listing standards pertaining to compensation committee membership, our board of directors determined, based on its consideration of factors specifically relevant to determining whether any such director has a relationship to us that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, that no member of the compensation committee has a relationship that would impair that member’s ability to make independent judgments about compensation of our executive officers.

Compensation Committee Processes and Procedures

Our compensation committee meets as often as it determines necessary to carry out its duties and responsibilities through regularly scheduled meetings and, if necessary, special meetings. The agenda for each compensation committee meeting is usually developed by members of our human resources department and our Chief Executive Officer, with input from members of our legal department, and is reviewed and finalized with the chair of the compensation committee. Members of our human resources department also attend compensation committee meetings. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, provide financial or other background information or advice or otherwise participate in the compensation committee meetings. The compensation committee met six times during 2022.

In making executive compensation determinations (other than for our Chief Executive Officer), the compensation committee considers recommendations from our Chief Executive Officer. In making his recommendations, our Chief Executive Officer receives input from our human resources department and from the individuals who manage or report directly to the other executive officers, and he reviews various third party compensation surveys and compensation data provided by the independent compensation consultant to the compensation committee, as described in the section of this proxy statement entitled “Executive Compensation—Compensation Discussion and Analysis.” While our Chief Executive Officer discusses his recommendations for the other executive officers with the compensation committee, he does not participate in the deliberations and recommendations to our board of directors concerning, or our board of directors’ determination of, his own compensation. The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the company, as well as authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and consultants and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. In particular, the compensation committee has the authority, in its sole discretion, to retain or obtain, at the expense of the company, compensation consultants to assist in its evaluation of executive compensation, and is directly responsible for the appointment, compensation and oversight of the work of its compensation consultants. The compensation committee engages an independent compensation consultant each year to provide a competitive compensation assessment with respect to the executive officers to assist the compensation committee in making annual compensation decisions. Since 2010, Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, has been engaged by the compensation committee each year to provide peer company and industry compensation data and provide the compensation committee with advice regarding executive officers’ compensation, including base salaries, performance-based bonuses and long-term equity compensation, and similar advice regarding non-employee director compensation.

The charter of the compensation committee provides that the compensation committee may delegate any responsibility or authority of the compensation committee under its charter to the chair of the committee or to one or more committee members, including subcommittees, except to the extent inconsistent with any applicable laws

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and rules, including the Nasdaq listing standards. Our compensation committee does not, however, delegate any of its functions to others in determining or recommending executive or director compensation.

For additional information regarding our processes and procedures for the consideration and determination of executive compensation, including the role of Radford in determining and recommending executive compensation, see the section of this proxy statement entitled “Executive Compensation—Compensation Discussion and Analysis.” With respect to director compensation matters, our compensation committee recommends to our board of directors and our board of directors determines and sets non-employee director compensation. Our compensation arrangements for our non-employee directors are described under the section of this proxy statement entitled “Director Compensation.”

Compensation Committee Interlocks and Insider Participation

None of Ms. Cook, Dr. Riedel, Mr. Enright or Dr. Sohn was at any time our officer or employee during 2022. None of our executive officers serve, or in the past fiscal year served, as a member of the board of directors or the compensation committee of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.

Compensation Consultant Fees

Since 2010, Aon has been engaged by the compensation committee each year to provide peer company and industry compensation data and provide the compensation committee with advice regarding executive officers’ compensation, including base salaries, performance-based bonuses and long-term equity incentives, advice regarding directors’ compensation as well as other matters under the compensation committee’s charter. In 2022, the cost of Aon’s consulting services directly related to compensation committee support was approximately $154,000.

Management also engaged with Aon for various insurance-related products and services, covering director and officer liability insurance, health and benefits, pension-related services, other insurance brokerage services and risk services to the business. The aggregate Aon revenue from these additional services in 2022 (not related to Aon’s compensation committee consulting services) was approximately $5,900,000. Although the compensation committee was aware of the nature of the services performed by Aon affiliates and the non-executive employee compensation survey data provided by Aon, the compensation committee did not review and approve such services, surveys and insurance premiums and policies, as those were reviewed and approved by management in the ordinary course of business.

Aon maintains certain policies and practices to protect the independence of the executive compensation consultants engaged by the compensation committee. In particular, Aon provides an annual update to the compensation committee on the financial relationship between Aon and the company, and provides written assurances that, within Aon, the Aon consultants who perform executive compensation services for the compensation committee have compensation determined separately from Aon’s other lines of business and from the other services it provides to the company. These safeguards were designed to help ensure that the compensation committee’s executive compensation consultants continued to fulfill their role in providing independent, objective advice.

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Compensation Committee Report(1)

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained herein. Based on this review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement for the 2023 annual general meeting of shareholders and be included in the company’s Annual Report on Form 10-K we filed with the SEC for the fiscal year ended December 31, 2022.

Respectfully submitted,
The Compensation Committee of the Board of Directors

Ms. Jennifer E. Cook
Mr. Patrick G. Enright
Dr. Norbert G. Riedel, Ph.D.
Dr. Catherine A. Sohn, Pharm.D.

(1)

The material under the heading “Compensation Committee Report” in this proxy statement is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Science and Medicine Committee

The science and medicine committee of our board of directors was formed in April 2022. The science and medicine committee reviews research, development, and technology (“R&D”) initiatives. Specific responsibilities of our science and medicine committee include:

•	review and advise management and our board regarding the strategy, direction, value and progress of the company’s R&D programs, pipeline and technology platforms;

•	review and advise management and our board on pertinent scientific, technological and medical elements of the company’s corporate development opportunities and transactions;

•

review and advise management and our board on the company’s R&D resource allocation strategy, including internal and external investments, investment allocation across R&D stages across franchises/therapeutic areas and technology platforms; and

•	identify and discuss new and emerging trends in pharmaceutical and biotechnological science, technology, and regulation.

Our science and medicine committee was composed of the following six directors during 2022: Mr. Riedel, Ms. Cook, Mr. Mulligan, Dr. Smith, Dr. Sohn and Mr. Winningham. Mr. Riedel serves as chair of the science and medicine committee.

The science and medicine committee met twice during 2022.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of our board of directors is responsible for, among other things:

•	overseeing all aspects of our corporate governance functions on behalf of our board of directors;

•	making recommendations to our board of directors regarding corporate governance issues;

•	identifying, reviewing and evaluating candidates to serve on our board of directors, and reviewing and evaluating incumbent directors;

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•	reviewing, evaluating and considering the recommendation for nomination of incumbent members for reelection to our board of directors and monitoring the size of our board;

•	recommending director candidates to our board of directors;

•	overseeing on behalf of our board of directors the company’s compliance with applicable laws and regulations, other than the financial compliance issues overseen by the audit committee;

•

overseeing on behalf of our board of directors the company’s risk management matters, other than with respect to risks that are financial or information security risks (as to which the audit committee has oversight responsibility on behalf of our board of directors) or risks related to compensation policies (as to which the compensation committee has oversight responsibility on behalf of our board of directors);

•	evaluating director nominations and proposals by our shareholders and establishing policies, requirements, criteria and procedures in furtherance of the foregoing;

•	assessing the effectiveness and performance of our board of directors and its committees, and recommending and implementing board of directors’ self-evaluation process;

•

overseeing the company’s ESG strategy and practices and periodically reviewing and discussing with management the company’s practices with respect to ESG matters that are expected to have a significant impact on the company’s performance, business activities, or reputation; and

•	reviewing, discussing and assessing the performance of our board of directors, including committees of our board of directors, seeking input from all board members, senior management and others.

The nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age, and the highest personal integrity and ethics. The nominating and corporate governance committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our shareholders. However, the nominating and corporate governance committee retains the right to modify these qualifications from time to time. Members of the nominating and corporate governance committee obtain recommendations for potential directors from their and other board members’ contacts in our industry, and we or the nominating and corporate governance committee have in the past and may from time to time again in the future engage a search firm to assist in identifying potential directors.

Candidates for director nominees are reviewed in the context of the then current composition of the board of directors, the operating requirements of the company and the long-term interests of shareholders. In this regard, we examine the experience and expertise of our board as a whole to ensure alignment between the abilities and contributions of our board and our strategic priorities and long-range plan, emphasizing, among other things, expertise in global and U.S. sales and marketing, in product development, in financial management and in corporate development transactions. In addition, while we do not have specific numerical targets with respect to board diversity, our board believes it is important to consider diversity of race, ethnicity, gender, age, geographic residency, cultural background, and professional experiences in evaluating candidates. Accordingly, when undertaking a search for candidates for nomination as new directors, the nominating and corporate governance committee will consider (and will ask any search firm that it engages to provide) a set of candidates that includes both underrepresented people of color and different genders. The nominating and corporate governance committee assesses the effectiveness of its diversity policy through its periodic evaluation of the composition of the full board of directors. Recently, in recruiting and nominating candidates for our board of directors, our nominating and corporate governance committee has focused on increasing diversity overall, including with respect to gender, ethnicity, and geographic residency.

Of the director nominees and the continuing directors, our board of directors has four female directors, four Irish directors, one of whom is a non-resident, one director that identifies as LBGTQ and one person of color. In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to the company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence, the importance of board refreshment, as well as the results of the board

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of directors’ self-evaluation, which is generally conducted annually, to determine whether to recommend them to the board of directors for nomination for a new term. In the case of new director candidates, the nominating and corporate governance committee also determines whether the nominee is “independent” based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating and corporate governance committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the board of directors. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the board of directors.

The nominating and corporate governance committee will consider director candidates recommended by shareholders on a case-by-case basis, as appropriate. Shareholders wishing to recommend individuals for consideration by the nominating and corporate governance committee may do so by delivering a written recommendation to our Company Secretary at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland with the candidate’s name, biographical data and qualifications and a document indicating the candidate’s willingness to serve if elected. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a shareholder or not.

To date, the nominating and corporate governance committee has not received any such nominations nor has it rejected a director nominee from a shareholder or shareholders.

Our nominating and corporate governance committee was composed of the following four directors during 2022: Ms. McSharry, Dr. Smith, Mr. Winningham, and Ms. O’Riordan, who was appointed as a member in April 2022, with Dr. Sohn ceasing to serve on the committee in April 2022. Ms. McSharry serves as chair of the nominating and corporate governance committee. Each member of the nominating and corporate governance committee meets (and Dr. Sohn met) the independence requirements of the Nasdaq listing standards.

The nominating and corporate governance committee met four times during 2022.

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Corporate Governance Strengths

We are committed to exercising good corporate governance practices. We believe that good governance promotes the long-term interests of our shareholders and strengthens board and management accountability. The highlights of our corporate governance practices include the following:

•   Of our director nominees and continuing directors, 11 out of 12 are independent

•   Regular executive sessions of independent directors

•   Audit, compensation and nominating and corporate governance committees are comprised solely of independent directors

•   Diverse board in terms of tenure, residency, gender, race, ethnicity, sexual orientation, experience and skills

•   Annual board self-evaluation

•   Risk oversight by the full board and committees

•   Board and committees may engage outside advisors independently of management

•   Independent compensation consultant reporting directly to the compensation committee

•   Limits for directors on other public company board service

•   No poison pill in place

•   Our Corporate Governance Guidelines incorporate a “Rooney Rule”-like policy with respect to new director searches

•   Annual advisory approval of executive compensation Shareholders may call extraordinary meetings

•   Proactive year-round, shareholder engagement program

•   Regular meeting attendance and devote sufficient time and attention to board duties

•   Director participation in continuing education and related reimbursement policy

•   Lead Independent Director with clearly delineated duties

•   Corporate Governance Guidelines

•   Majority voting for elections of directors for a three-year term

•   Share ownership guidelines for directors and executive officers

•   Anti-hedging/pledging policy

•   Code of Conduct

Other Corporate Governance Matters

Corporate Governance Guidelines. As a part of our board of directors’ commitment to enhancing shareholder value over the long term, our board of directors has adopted a set of Corporate Governance Guidelines to provide the framework for the governance of our company and to assist our board of directors in the exercise of its responsibilities. Our Corporate Governance Guidelines cover, among other topics, board composition, structure and functioning, director qualifications and board membership criteria, director independence, board and board committee annual self-evaluations, committees of the board, board access to management and outside advisors, board share ownership guidelines, and director orientation and education. Our Corporation Governance Guidelines are available on our website at www.jazzpharmaceuticals.com under the section entitled “About” under “Board of Directors.”

New Director Orientation. Jazz has a robust onboarding program for new directors, wherein all key Jazz materials and policies are shared with them, including comprehensive information and materials on our corporate, operational, financial and business activities/performance. Individual meetings for new directors are set up with members of the Jazz executive team and key leaders across the organization.

Anti-Hedging/Pledging Policy. Our insider trading policy prohibits directors, executive officers and other employees from engaging in speculative trading activities, including hedging transactions or other inherently speculative transactions with respect to our securities. Our insider trading policy also prohibits directors, executive officers and other employees from pledging our securities as collateral for any loans.

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Corporate Governance and Board Matters (continued)

Clawback Policy. We maintain a clawback policy. The clawback policy provides that we may recover amounts of incentive compensation (including cash or equity compensation) under certain circumstances if we are required to restate our financial results due to material noncompliance with any financial requirement and the misconduct of an executive officer covered by the policy contributed to such noncompliance. The SEC has recently published finalized SEC Clawback Rules that required rulemaking by Nasdaq. The compensation committee will review and amend the clawback policy, as appropriate, to reflect the listing standards adopted by Nasdaq in 2023.

Share Ownership Guidelines for Directors and Executive Officers. We maintain and periodically review share ownership guidelines for our non-employee directors, Chief Executive Officer and certain other employees who serve on our executive committee. More information about our share ownership guidelines can be found under the sections of this proxy statement entitled “Executive Compensation—Compensation Discussion and Analysis—Additional Compensation Information—Ownership Guidelines for Executive Officers” and “Director Compensation—Ownership Guidelines for Directors.”

Shareholder Ability to Call Extraordinary Meetings. Irish law provides that shareholders holding 10% or more of the total voting rights may at any time request that the directors call an extraordinary general meeting (i.e., special meeting). The shareholders who wish to request an extraordinary general meeting must deliver to our principal executive office a written notice, signed by the shareholders requesting the meeting and stating the purposes of the meeting. If the directors do not, within 21 days of the date of delivery of the request, proceed to convene a meeting to be held within two months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting within a specified period, but any meeting so convened cannot be held after the expiration of three months from the date of delivery of the request.

Shareholder Communications with the Board of Directors. Our board of directors believes that shareholders should have an opportunity to communicate with the board, and efforts have been made to ensure that the views of shareholders are heard by the board of directors or individual directors, as applicable, and that appropriate responses are provided to shareholders in a timely manner. We believe that our responsiveness to shareholder communications to the board of directors has been excellent. Shareholders interested in communicating with the board of directors or a particular director (including our Chairperson or our Lead Independent Director) may do so by sending written communication to: Jazz Pharmaceuticals plc, Attention: Company Secretary, Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland. Each communication should set forth the name and address of the shareholder as it appears on our records (and, if the shares are held by a nominee, the name and address of the beneficial owner of the shares), and the number of our ordinary shares that are owned of record by the record holder or beneficially by the beneficial owner, as applicable. The Company Secretary will, in his or her discretion, screen out communications from shareholders that are not related to the duties and responsibilities of the board of directors. The purpose of this screening is to allow the board of directors to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). If deemed an appropriate communication, the Company Secretary will forward the communication, depending on the subject matter, to the Chairperson, the Lead Independent Director or the chair of the appropriate committee of the board of directors.

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2023 NOTICE OF MEETING AND PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our ordinary shares as of May 1, 2023 (except as noted) by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table under “Executive Compensation” below (referred to throughout this proxy statement as our NEOs); (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our ordinary shares.

	Beneficial Ownership(2)

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Total

5% Shareholders:

BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	6,652,382	10.4%

The Vanguard Group(4) 100 Vanguard Blvd. Malvern, PA 19355	6,050,625	9.5%

Named Executive Officers and Directors:

Bruce C. Cozadd(5)	907,976	1.4%

Daniel N. Swisher, Jr.(6)	82,174	*

Renée Galá(7)	44,908	*

Robert Iannone, M.D., M.S.C.E(8)	71,545	*

Kim Sablich(9)	35,700	*

Jennifer E. Cook(10)	7,443	*

Patrick G. Enright(11)	31,856	*

Peter Gray(12)	40,523	*

Heather Ann McSharry(13)	41,336	*

Seamus Mulligan(14)	1,195,589	1.9%

Kenneth W. O’Keefe(15)	53,623	*

Anne O‘Riordan(16)	26,826	*

Norbert G. Riedel, Ph.D.(17)	38,160	*

Mark D. Smith, M.D.(18)	7,443	*

Catherine A. Sohn, Pharm.D.(19)	39,323	*

Rick E Winningham(20)	34,899	*

All directors and executive officers as a group (20 persons)(21)	2,797,753	4.4%

*	Less than 1%.

(1)	Unless otherwise provided in the table above or in the notes below, the address for each of the beneficial owners listed is c/o Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland.

(2)

This table is based upon information supplied by officers and directors as well as Schedules 13G or 13G/A filed with the SEC by beneficial owners of more than five percent of our ordinary shares. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the ordinary shares indicated as beneficially owned. Applicable percentages are based on 64,002,906 ordinary shares outstanding on May 1, 2023, adjusted as required by rules promulgated by the SEC. The number of shares beneficially owned includes ordinary shares issuable pursuant to the exercise of stock options that are exercisable and RSUs that will vest within 60 days of May 1, 2023. Shares issuable pursuant to the exercise of stock options that are exercisable and RSUs that will vest within 60 days of May 1, 2023 are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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Security Ownership of Certain Beneficial Owners and Management (continued)

(3)

This information is based on a Schedule 13G/A filed with the SEC on January 26, 2023 by BlackRock, Inc., or BlackRock. According to the Schedule 13G/A, as of December 31, 2022, BlackRock has sole power to vote or direct the vote of 6,169,462 ordinary shares and sole power to dispose or direct the disposition of 6,652,382 ordinary shares. The Schedule 13G/A also indicates that BlackRock is acting as a parent holding company for a number of entities that beneficially owned the ordinary shares being reported. The Schedule 13G/A provides information only as of December 31, 2022 and, consequently, the beneficial ownership of the above-mentioned entity may have changed between December 31, 2022 and May 1, 2023.

(4)

This information is based on a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group, or Vanguard. According to the Schedule 13G/A, as of December 30, 2022, Vanguard has shared power to vote or direct the vote of 51,732 ordinary shares, sole power to dispose or direct the disposition of 5,911,765 ordinary shares, and shared power to dispose or direct the disposition of 138,860 shares. The Schedule 13G/A provides information only as of December 30, 2022 and, consequently, the beneficial ownership of the above-mentioned entity may have changed between December 30, 2022 and May 1, 2023.

(5)	Includes 628,333 ordinary shares Mr. Cozadd has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(6)	Includes 62,747 ordinary shares Mr. Swisher has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(7)	Includes 33,718 ordinary shares Ms. Galá has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(8)

Includes 53,000 ordinary shares Dr. Iannone has the right to acquire pursuant to options exercisable and 3,050 shares Dr. Iannone is expected to receive pursuant to RSUs scheduled to vest, in each case, within 60 days of May 1, 2023.

(9)

Includes 31,500 ordinary shares Ms. Sablich has the right to acquire pursuant to options exercisable and 4,200 shares Ms. Sablich is expected to receive pursuant to RSUs scheduled to vest, in each case, within 60 days of May 1, 2023.

(10)	Includes 5,396 ordinary shares Ms. Cook has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(11)	Includes 15,305 ordinary shares Mr. Enright has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(12)	Includes 28,850 ordinary shares Mr. Gray has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(13)	Includes 28,850 ordinary shares Ms. McSharry has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(14)	Includes 33,350 ordinary shares Mr. Mulligan has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(15)

Includes 28,850 ordinary shares Mr. O’Keefe has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023. Includes 4,445 ordinary shares held by The Kenneth W. O’Keefe Trust U/A/D 2/12/1997, of which Mr. O’Keefe is the sole trustee and sole beneficiary.

(16)	Includes 18,670 ordinary shares Ms. O’Riordan has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(17)	Includes 28,850 ordinary shares Dr. Riedel has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(18)	Includes 5,396 ordinary shares Dr. Smith has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(19)	Includes 28,850 ordinary shares Dr. Sohn has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(20)	Includes 28,850 ordinary shares Mr. Winningham has the right to acquire pursuant to options exercisable within 60 days of May 1, 2023.

(21)

Includes 1,176,702 ordinary shares that our executive officers and non-employee directors have the right to acquire pursuant to options exercisable within 60 days of May 1, 2023 and 7,250 ordinary shares that our executive officers and non-employee directors are expected to receive pursuant to RSUs scheduled to vest within 60 days of May 1, 2023.

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EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of June 1, 2023.

Name	Age	Position
Bruce C. Cozadd	59	Chairperson and Chief Executive Officer
Daniel N. Swisher, Jr.	60	President, Chief Operating Officer
Renée Galá	51	Executive Vice President and Chief Financial Officer
Robert Iannone, M.D., M.S.C.E	56	Executive Vice President, Global Head of Research and Development
Neena M. Patil	48	Executive Vice President and Chief Legal Officer
Kim Sablich	54	Executive Vice President and General Manager, US
Patricia Carr	52	Senior Vice President, Chief Accounting Officer
Finbar Larkin, Ph.D.	65	Senior Vice President, Technical Operations
Samantha Pearce	57	Senior Vice President, Europe and International

Bruce C. Cozadd. Biographical information regarding Mr. Cozadd is set forth above under “Proposal 1 Election of Directors.”

Daniel N. Swisher, Jr. was appointed our President as of January 2018 and also served as our Chief Operating Officer from that date until May 2021 and from November 2022 to present. From December 2003 to December 2017, he was Chief Executive Officer and a member of the board of directors of Sunesis Pharmaceuticals, Inc., a biopharmaceutical company focused on the development of novel targeted cancer therapeutics in hematologic and solid tumor malignancies. He also served as Chief Business Officer and Chief Financial Officer of Sunesis from 2001 to 2003. Prior to 2001, Mr. Swisher served in various management roles, including Senior Vice President of Sales and Marketing, for ALZA Corporation from 1992 to 2001. He currently serves as Chairperson of the board of directors of Cerus Corporation, a biomedical products company focused on the field of blood transfusion safety, and as a member of the board of directors of Corcept Therapeutics Inc., a pharmaceutical company focused on cortisol-modulating therapeutics to address metabolic and other serious medical conditions. Mr. Swisher received a B.A. from Yale University and an M.B.A. from the Stanford Graduate School of Business.

Renée Galá was appointed our Executive Vice President and Chief Financial Officer as of March 2020. From January to June 2019, Ms. Galá served as the Chief Financial Officer of GRAIL, Inc., a private healthcare company focused on the early detection of cancer. Prior to that, from December 2014 to January 2019, she served as Senior Vice President and Chief Financial Officer of Theravance Biopharma, Inc., a biopharmaceutical company, following its spin-out from Innoviva, Inc. Ms. Galá joined Innoviva in 2006 and held various roles in the finance organization before leading the company’s spin-out transaction. Prior to that, Ms. Galá served in various roles in global treasury, pharmaceutical sales and corporate strategy/business development at Eli Lilly and Company, from 2001 to 2006. Before joining Eli Lilly, Ms. Galá spent seven years in the energy industry in positions focused on corporate finance, project finance, and mergers and acquisitions. Ms. Galá serves on the board of directors of Gossamer Bio, Inc., a clinical-stage biopharmaceutical company, where she also chairs the audit committee. Ms. Galá previously served as a member of the board of Gyroscope Therapeutics (acquired by Novartis) and Corcept Therapeutics. Ms. Galá holds a B.S. in Mathematics from Vanderbilt University and an M.B.A. from Columbia Business School.

Robert Iannone, M.D., M.S.C.E. was appointed our Executive Vice President, Global Head of Research and Development as of May 2019. He also served as our Chief Medical Officer from December 2019 until October 2021. From April 2018 until May 2019, Dr. Iannone served as Head of Research and Development and Chief Medical Officer of Immunomedics, Inc., a biopharmaceutical company. Prior to that, from July 2014 to April 2018, Dr. Iannone served in the roles of Senior Vice President and Head of Immuno-oncology, Global Medicines Development and the Global Products Vice President at AstraZeneca plc, a global science-led biopharmaceutical

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Executive Officers (continued)

company. From 2004 to 2014, Dr. Iannone served in management roles at Merck Co., Inc., a global biopharmaceutical company, culminating in his role as Executive Director and Section Head of Oncology Clinical Development. From 2001 to 2004, he served as Assistant Professor of Pediatrics and from 2004 to 2012 as Adjunct Assistant Professor of Pediatrics at the University of Pennsylvania School of Medicine. Dr. Iannone has been serving on the board of directors of iTeos Therapeutics, Inc., a clinical-stage biopharmaceutical company, since May 2021, and on the Cancer Steering Committee of the Foundation for the National Institutes of Health since 2011. Dr. Iannone previously served as director of Jounce Therapeutics, Inc., a clinical-stage immunotherapy company, from January 2020 to May 2023. Dr. Iannone received a B.S. from The Catholic University of America, an M.D. from Yale University and an M.S.C.E. from University of Pennsylvania and completed his residency in Pediatrics and fellowship in Pediatric Hematology-Oncology at Johns Hopkins University.

Neena M. Patil was appointed our Executive Vice President and Chief Legal Officer as of August 2022. Ms. Patil joined Jazz Pharmaceuticals as Senior Vice President and General Counsel in July 2019. From September 2018 to July 2019, Ms. Patil served as Senior Vice President, General Counsel and Corporate Secretary of Abeona Therapeutics Inc., a clinical-stage biopharmaceutical company. Prior to that, from May 2008 to October 2016, Ms. Patil served in management positions at Novo Nordisk Inc., culminating in her role as Vice President for Legal Affairs and Associate General Counsel. Prior to 2008, she worked for several other global biopharmaceutical companies including Pfizer, GPC Biotech and Sanofi. Ms. Patil serves on the board of directors of Teleflex, Inc., a global provider of medical technologies. Ms. Patil also serves on the U.S. Board of Mothers 2 Mothers, a global health care organization operating in Africa. Ms. Patil received a B.A. from Georgetown University and a J.D. and Master of Health Services Administration from the University of Michigan.

Kim Sablich was appointed our Executive Vice President and General Manager, North America, in June 2020 and has served as General Manager, US, since November 2022. Ms. Sablich previously served as the Chief Commercial Officer of Myovant Sciences, Inc., a clinical-stage biopharmaceutical company, from December 2018 to May 2020. Prior to that, she served in various executive roles at GlaxoSmithKline plc, a multinational pharmaceutical company, including as Vice President, U.S. Primary Care Marketing from May 2015 to May 2018, as Vice President, Global Medicines Commercialization from July 2013 to May 2015, and as Vice President, U.S. Vaccines Commercial Strategy from October 2010 to June 2013. Prior to 2010, Ms. Sablich served in various positions of increasing responsibility at Merck & Company, a global healthcare company, in its commercial organization across sales, product management, pricing/access, and customer insights, with a focus on the cardiovascular, respiratory, and vaccines business areas. She serves on the board of directors of Eiger BioPharmaceuticals, Inc., a commercial-stage biopharmaceutical company focused on rare diseases. Ms. Sablich previously served on the board of directors of AllerGenis, LLC, a food allergy diagnostic solutions company, from April 2018 to April 2021. Ms. Sablich holds a B.A. in Economics from Denison University and an M.B.A. from The Wharton School of the University of Pennsylvania.

Patricia Carr was appointed our Senior Vice President and Chief Accounting Officer as of August 2021. Ms. Carr joined Jazz Pharmaceuticals as Vice President, Finance in July 2012 and was appointed Principal Accounting Officer in August 2019. Prior to that, from September 2011 to July 2012, she served as Vice President, Finance of Alkermes plc, a global biopharmaceutical company. From June 2002 to September 2011, she served in a number of roles in Elan Corporation, a neuroscience-based biotechnology company, most recently as Vice President, Finance. Ms. Carr is a Fellow of the Institute of Chartered Accountants (Ireland) and received a Bachelor of Commerce from the University of Galway.

Finbar Larkin, Ph.D. was appointed our Senior Vice President, Technical Operations as of October 2019 and served as our Senior Vice President, Pharmaceutical Development & Manufacturing Science from September 2018 until October 2019, our Vice President, Technical Development from February 2014 until August 2018, and our Executive Director, Technical Operations from April 2013 until February 2014. Prior to that, from September 2009 until March 2013, Dr. Larkin served in management roles at Ipsen Pharma SAS, culminating in his role as Vice President, Engineering & Senior Specialist. From February 1997 until August 2009, he served as Vice President and Managing Director at Ipsen Manufacturing Ireland. From 1990 until 1997, he served in various project and operational management roles at Novartis. Prior to 1990, Dr. Larkin served in various roles in manufacturing science and technology, human resources and quality & analytical science at Lilly SA. Dr. Larkin received a B.Sc. and Ph.D. in Chemistry from University College Dublin.

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Executive Officers (continued)

Samantha Pearce was appointed our Senior Vice President, Europe and International as of March 2020. From March 2010 to December 2019, Ms. Pearce held various global senior management positions with Celgene Corporation, most recently as Vice President and General Manager, International Markets. Prior to that, from August 2002 to March 2010, she served in management positions at AstraZeneca plc, culminating in her role as Director, Specialist Care. Prior to August 2002, she worked for DuPont Pharmaceuticals. Ms. Pearce received a B.Sc. from Birmingham University, U.K. and an M.B.A. from Cranfield University, U.K.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the material elements of compensation for the following individuals who served as our principal executive officer, principal financial officer and three other most highly compensated executive officers as of December 31, 2022. These individuals are our named executive officers, or NEOs, for 2022.

Bruce C. Cozadd

Chairperson and Chief Executive Officer (CEO)

Daniel N. Swisher, Jr.

President, Chief Operating Officer (COO)

Renée Galá

Executive Vice President and Chief Financial Officer (CFO)

Robert Iannone

Executive Vice President, Global Head of Research and

Development

Kim Sablich

Executive Vice President and

General Manager, US

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Executive Compensation (continued)

Executive Summary

Our Business

We are a global biopharmaceutical company whose purpose is to innovate to transform the lives of patients and their families. We are dedicated to developing life-changing medicines for people with serious diseases—often with limited or no therapeutic options. We have a diverse portfolio of marketed medicines and novel product candidates, from early- to late-stage development, in neuroscience and oncology. Within these therapeutic areas, we strive to identify new options for patients by actively exploring small molecules and biologics, and through innovative delivery technologies and cannabinoid science.

Our strategy for growth is rooted in executing commercial launches and ongoing commercialization initiatives; advancing robust research and development, or R&D, programs and delivering impactful clinical results; effectively deploying capital to strengthen the prospects of achieving our short- and long-term goals through strategic corporate development; and delivering strong financial performance. We focus on patient populations with high unmet needs. We identify and develop differentiated therapies for these patients that we expect will be long-lived assets and that we can support with an efficient commercialization model. In addition, we leverage our efficient, scalable operating model and integrated capabilities across our global infrastructure to effectively reach patients around the world.

In January 2022, we announced our Vision 2025, which aims to deliver sustainable growth and enhanced value, driving our continued transformation to an innovative, high-growth global pharmaceutical leader. The three core components of our Vision 2025 focus on commercial execution, pipeline productivity and operational excellence.

In 2022, consistent with our strategy, we continued to focus on R&D activities within our neuroscience and oncology therapeutic areas.

2022 Performance Highlights

2022 was a year of significant execution across our business that exemplified our purpose to innovate to transform the lives of patients and their families. Our total revenue growth was led by the strength of our commercial franchises, including the continued adoption of Xywav® across both narcolepsy and idiopathic hypersomnia (IH), meaningful Epidiolex® growth, robust demand for Rylaze®, driven by critical unmet patient need, and Zepzelca® remaining the treatment of choice in second-line small cell lung cancer, or SCLC. Building on several transformative years for R&D at Jazz, we have enhanced the breadth and depth of our pipeline, as well as our development capabilities.

Financial	• 2022 total revenues of $3,659 million increased 18% over 2021.
• 2022 GAAP[1] net loss of $(224.1) million, or $(3.58) per diluted share, compared to 2021 GAAP net loss of $(329.7) million, or $(5.52) per diluted share.
• 2022 non-GAAP adjusted net income[2] of $933.6 million, or $13.20 per diluted share, compared to $992.8 million, or $16.23 per diluted share, for 2021.

[1]	U.S. generally accepted accounting principles (GAAP).
[2]	Non-GAAP adjusted net income (and the related per share measure) are non-GAAP financial measures. See “Reconciliations of Non-GAAP Adjusted Net Income” below.

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Executive Compensation (continued)

Commercial

Neuroscience

• Total oxybate product sales (Xywav and Xyrem) of $1,978.9 million in 2022 increased 10% over 2021.

•   Xywav net product sales were $958.4 million in 2022, an increase of 79% over 2021. Exiting 2022, there were more narcolepsy patients taking Xywav than Xyrem. In the fourth quarter of 2022, Xywav became our largest product by net product sales.

•   Epidiolex/Epidyolex® net product sales were $736.4 million in 2022, an increase of 12% on a pro-forma, basis over 2021. In the fourth quarter of 2022, we successfully completed the pricing and reimbursement process for Epidyolex in France. Epidyolex is now launched in all five key European markets: United Kingdom, Germany, Italy, Spain and France.

Oncology

• Zepzelca® net product sales were $269.9 million in 2022, an increase of 9% over 2021. Zepzelca continues to be the treatment of choice in second-line SCLC.

•   Rylaze net product sales were $281.7 million in 2022, an increase of 229% over 2021. In November 2022, Rylaze received U.S. Food and Drug Administration (FDA) approval for a Monday/Wednesday/Friday (M/W/F) intramuscular (IM) dosing schedule.

Research & Development

Neuroscience

•   FDA recognized seven years of Orphan Drug Exclusivity for Xywav in IH in January 2022, extending regulatory exclusivity to August 2028.

•   We received Fast Track Designation for JZP150 development in post-traumatic stress disorder (PTSD) from FDA, underscoring the significant unmet medical needs of patients.

•   In the fourth quarter of 2022, we enrolled the first patient in a pivotal Phase 3 trial of Epidyolex for Dravet syndrome, Lennox-Gastaut syndrome and tuberous sclerosis in Japan.

•   In the fourth quarter of 2022, the first patient was enrolled in our Phase 2 trial of suvecaltamide (JZP385) in patients with Parkinson’s disease tremor.

•   In the fourth quarter of 2022, the first participant was enrolled into our Phase 1 development program to evaluate safety, tolerability, pharmacokinetics and pharmacodynamics of JZP441 in sleep-deprived healthy volunteers.

Oncology

•   In May 2022, we completed the Marketing Authorization Application (MAA) submission to European Medicines Agency (EMA) for a M/W/F dosing schedule and IM and intravenous (IV) administration for JZP458 (approved as Rylaze in the U.S.) with potential for approval in 2023.

•   Phase 3 trial in partnership with F. Hoffmann-La Roche Ltd (Roche) to evaluate 1L use of Zepzelca in combination with Tecentriq® (atezolizumab), compared to Tecentriq alone as maintenance therapy in patients with extensive-stage SCLC after induction chemotherapy, is ongoing. We expect to complete enrollment in the trial by the end of 2023.

•   We enrolled the first patient in a Phase 1 trial evaluating JZP815 in patients with advanced or metastatic solid tumors with mitogen-activated protein kinase (MAPK) pathway alterations.

Corporate

•   In October 2022, Jazz Pharmaceuticals and Zymeworks Inc. (Zymeworks) announced an exclusive licensing and collaboration agreement[3] and in December 2022, we and Zymeworks announced that we had exercised our option to continue with the exclusive development and commercialization rights to zanidatamab in key markets, including the U.S., Europe and Japan. On April 25, 2023, Jazz and Zymeworks entered into a Stock and Asset Purchase Agreement to, among other things, transfer to Jazz certain assets, contracts and employees associated with the development of zanidatamab.

[3]

Exclusive development and commercialization rights to zanidatamab across all indications in the United States, Europe, Japan and all other territories except for those Asia/Pacific territories previously licensed by Zymeworks.

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Executive Compensation (continued)

Key Features of Our Executive Compensation Program

What We Do	What We Don’t Do
✓ Grant equity awards that vest based on performance goals over a multi-year performance period

×  No excessive change in control or severance payments

×  No “single-trigger” cash or equity change in control benefits

×  No repricing of underwater stock options without prior shareholder approval

×  No excessive perquisites

×  No tax gross ups on severance or change in control benefits

×  No post-termination retirement or pension benefits that are not available to employees generally

×  No guaranteed bonuses or base salary increases

✓ Maintain a clawback policy
✓ Design executive compensation to align pay with performance
✓ Balance short-term and long-term incentive compensation, with a majority of executive compensation being “at-risk”
✓ Structure executive bonus opportunities to be dependent on achievement of rigorous corporate performance goals

✓   Establish threshold and maximum levels of achievement for payouts under our annual performance bonus plan and our performance-vesting equity awards, including an overall cap on individual payout amounts

✓ Maintain executive share ownership guidelines
✓ Provide “double-trigger” change in control benefits
✓ Prohibit hedging and pledging by executive officers and directors
✓ Have 100% independent directors on the compensation committee
✓ Retain independent compensation consultant who reports directly to the compensation committee
✓ Meet regularly in executive session without management present

2022 Pay-for-Performance Overview

As illustrated in the charts below, a substantial majority of target total direct compensation (that is base salary, target annual bonus and target annual equity grant) for our CEO and other NEOs is structured in the form of variable or “at-risk” compensation that is dependent upon the performance of our share price and/or the achievement of financial and strategic objectives. This aligns our executives’ interests with those of our shareholders for near- and long-term performance.

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Executive Compensation (continued)

The pie charts below show the various recurring components of target total direct compensation for 2022 for our CEO and other NEOs. These components include the following: (i) annual base salary rate for 2022; (ii) annual target bonus opportunity for 2022; and (iii) the target value of equity awards granted in 2022. Target value of equity awards granted for purposes of the chart below means the target dollar value approved by the compensation committee and board of directors for each NEO’s equity awards granted in 2022. This value differs from the value show in the Summary Compensation Table, as discussed further below under “2022 Compensation Decisions for Our Named Executive Officers—Summary of 2022 Compensation Decisions—Long-Term Incentive Program.”

CEO	Other NEO Average

Compensation Philosophy and Objectives

Our executive compensation program is designed to support the following philosophy and objectives:

•

Attract, incentivize, reward and retain diverse, talented individuals with relevant experience in the life sciences industry through a competitive pay structure. We reward individuals fairly over time and seek to retain those individuals who continue to meet our high expectations.

•

Deliver balanced total compensation packages to accomplish our business objectives and mission. Our executive compensation program focuses on target total direct compensation, combining short-term and long-term components, cash and equity, and fixed and variable payments, in the proportions that we believe are the most appropriate to incentivize and reward our executive officers for achieving our corporate goals while minimizing incentives for excessive risk-taking or unethical conduct.

•

Align pay with our performance. As described above, a substantial portion of our NEOs compensation opportunity is variable or “at-risk” and dependent upon our performance. Our annual performance bonus awards are not earned unless pre-determined levels of performance are achieved against annual corporate objectives approved by our board of directors at the beginning of the year. Likewise, our performance-vesting restricted stock unit awards (“PSUs”) are not earned unless pre-determined levels of performance are achieved and our RSUs will not provide increased value unless there is an increase in the value of our shares, which benefits all shareholders. We also have executive share ownership guidelines to further support our ownership culture and align the interests of executive officers and shareholders.

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Executive Compensation (continued)

How We Determine Executive Compensation

Role of Our Compensation & Management Development Committee and Executive Officers

We refer to the Compensation & Management Development Committee in this report as the compensation committee. The compensation committee is (and was at all times during 2022) composed entirely of independent directors, as defined by Rule 5605(a)(2) of the Nasdaq listing standards. Our compensation committee meets as often as it determines necessary to carry out its duties and responsibilities through regularly scheduled meetings and, if necessary, special meetings. Our compensation committee also has the authority to take certain actions by written consent of all members. The agenda for each compensation committee meeting is usually developed by members of our human resources department and our CEO, with input from members of our legal department, and is reviewed and finalized with the chairperson of the compensation committee.

The compensation committee reviews and oversees our compensation policies, plans and programs and reviews and generally determines the compensation to be paid to the executive officers, including the NEOs. Our CEO’s compensation is approved by the compensation committee or the independent members of our board of directors, upon recommendation from the compensation committee, after considering advice from its independent compensation consultant. References in this Compensation Discussion and Analysis to our board of directors approving our CEO’s compensation are to the independent members of our board of directors.

In making executive compensation determinations other than for our CEO, the compensation committee considers recommendations from our CEO. In making his recommendations, our CEO receives input from our human resources department and from the individuals who manage or report directly to the other executive officers, and he reviews various sources of market compensation data provided by the independent compensation consultant to the compensation committee, as described below. While our CEO discusses his recommendations for the other executive officers with the compensation committee, he does not participate in the deliberations and recommendations to our board of directors concerning, or our board of directors’ determination of, his own compensation. Members of our human resources department also attend compensation committee meetings.

Below are the highlights of the annual cycle our compensation committee follows in reviewing and making decisions with respect to our executive compensation program.

Role of the Independent Compensation Consultant

The compensation committee engages an independent compensation consultant each year to provide a competitive compensation assessment with respect to the executive officers to assist the compensation committee in making annual compensation decisions. Since 2010, Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, has been engaged by the compensation committee. Aon supports the compensation committee in addressing the design of the peer group, provides industry compensation data, when requested, provides the compensation committee with advice regarding executive officers’ compensation, including base salaries, performance-based bonuses and long-term equity compensation, and similar advice regarding non-employee directors’ compensation. The compensation committee has also consulted with Aon to update the peer company and industry compensation data on an annual basis, address specific questions that arise as the committee fulfills their responsibilities as outlined in the compensation committee charter. Aon provides support in

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Executive Compensation (continued)

addressing changes in trends and best practices for executive compensation, incentive and equity and/or other best practices that are requested by the compensation committee, in order to help inform the compensation committee’s decisions. Aon reports directly to the compensation committee, which maintains the authority to direct Aon’s work and engagement. As requested, and under the purview of the compensation committee, Aon may advise the human resources department on projects from time to time. Aon interacts with management to gain access to company information that is required to perform services and to understand the culture and policies of the organization. Aon attends compensation committee meetings, and the compensation committee and Aon meet in executive session with no members of management present, as needed, to address various compensation matters, including deliberations regarding our CEO’s compensation.

In assessing Aon’s independence from management in providing executive compensation services to the compensation committee, the compensation committee considered that Aon is only engaged by, takes direction from, and reports to, the compensation committee for such services and, accordingly, only the compensation committee has the right to terminate or replace Aon as its compensation consultant at any time. The compensation committee also analyzed whether the work of Aon as a compensation consultant with respect to executive and director compensation raised any conflict of interest, taking into consideration the following factors:

✔	the provision of other services to our company by Aon and its affiliates;

✔	the amount of fees we paid to Aon and its affiliates as a percentage of Aon’s total revenue;

✔	any business or personal relationship of Aon or the individual compensation advisors employed by it with any executive officer of our company;
✔	any business or personal relationship of the individual compensation advisors with any compensation committee member;

✔	Aon’s policies and procedures that are designed to prevent conflicts of interest; and

✔	any ordinary shares of our company owned by Aon or the individual compensation advisors employed by it.

The compensation committee has determined, based on its analysis of the above factors, that the work of Aon and the individual compensation advisors employed by Aon as compensation consultants to our company has not created any conflict of interest.

Competitive Assessment of Compensation – Peer Companies and Market Data

Because we aim to attract and retain the most highly qualified executive officers in an extremely competitive market, the compensation committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. To this end, the compensation committee reviews market data for each executive officer’s position, compiled by Aon as described below, including information relating to the mix and levels of compensation for executive officers in the life sciences industry, with a focus on target total direct compensation in line with the compensation committee’s holistic approach to executive compensation.

2022 Peer Group. The compensation committee uses a peer group and other market data to provide context for its executive compensation decision-making. Each year, Aon reviews the external market data and evaluates the composition of our peer group to ensure it appropriately reflects our growth, the increase in our revenues and market capitalization and the consolidation in our industry. In July 2021, with the assistance of Aon, the compensation committee considered companies:

•	in the life sciences industry (specifically biotechnology and select bio/pharma companies) with commercial products on the market;

•	with revenues of approximately one-fourth (0.25x) to three times (3x) our then-projected revenue (resulting in a range of $775 million to $9.3 billion in revenues);

•

with market value of approximately one-fourth (0.25x) to four times (4x) our market capitalization at the time (resulting in a range of between $2.7 billion to $43.5 billion in market capitalization); and

•	primarily located in the U.S. with a secondary focus on companies that are headquartered in Europe.

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Executive Compensation (continued)

Based on the above criteria, the compensation committee approved the following changes to the executive compensation peer group for 2022:

•	added Biogen Inc., and

•	removed Endo International plc, Mallinckrodt plc, and Nektar Therapeutics.

The peer group used for our 2022 compensation decisions consisted of the 14 companies listed in the table below. At the time the compensation committee approved the peer group, we were at the 70th percentile for trailing 12 months revenue and the 41st percentile for market capitalization among the new peer group. The compensation committee considered this a reasonable balance and a good representation of companies that were of similar scope and complexity.

Alexion Pharmaceuticals, Inc.[1]	Exelixis, Inc.	Neurocrine Biosciences, Inc.	United Therapeutics Corporation

Alkermes plc	Horizon Therapeutics plc[2]	Regeneron Pharmaceuticals, Inc.	Vertex Pharmaceuticals Incorporated

Biogen Inc.	Incyte Corporation	Sarepta Therapeutics, Inc.

BioMarin Pharmaceutical Inc.	Ionis Pharmaceuticals, Inc.	Seagen Inc.[3]

[1]	Acquired by AstraZeneca plc in July 2021.

[2]	In December 2022, Amgen Inc. announced an agreement to acquire Horizon Therapeutics, plc.

[3]	In March 2023, Seagen announced a definitive merger agreement under which Pfizer Inc. will acquire Seagen.

2022 Market Data. In early 2022, Aon completed an assessment of executive compensation based on our 2022 peer group to inform the compensation committee’s determinations of executive compensation for 2022. The compensation committee reviews target total direct compensation, consisting of target total cash compensation and equity compensation, against the market data provided by Aon primarily to ensure that our executive compensation program, as a whole, is positioned competitively to attract and retain the highest caliber of executive officers and to ensure that the total direct compensation opportunity for the executive officer group is aligned with our corporate objectives and strategic needs. The compensation committee does not target a specific percentile for setting the level of compensation for the NEOs and does not otherwise use a formulaic approach to setting pay against the market data. The compensation committee believes that over-reliance on benchmarking can result in compensation that is unrelated to the value delivered by our executive officers because compensation benchmarking does not consider company-to-company variations among actual roles with similar titles or the specific performance of the executive officers.

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Executive Compensation (continued)

Factors Used in Determining Executive Compensation

Our compensation committee sets the compensation of our executive officers at levels that the compensation committee determines to be competitive and appropriate for each NEO, using the compensation committee’s professional experience and judgment. The compensation committee’s pay decisions are not driven by a particular target level of compensation based on market data, and the compensation committee does not otherwise use a formulaic approach to setting executive pay. Instead, the compensation committee believes that executive pay decisions require consideration of multiple relevant factors, which may vary from year to year. The figure below reflects the factors the compensation committee considers in determining and approving the amount, form and mix of pay for our NEOs.

2022 Advisory Vote on Executive Compensation and Shareholder Engagement

We hold a say-on-pay advisory vote on executive compensation annually. Accordingly, at our 2022 annual meeting, we provided shareholders with the opportunity to cast a non-binding vote on a proposal regarding the compensation of our named executive officers for the year ended December 31, 2021. Of the votes cast, approximately 94% were voted in favor of the proposal. We were pleased with these results and believe it reflects our continuous efforts to engage with shareholders and solicit their feedback on our executive compensation program.

The compensation committee reviewed the final vote results for the proposal and, given the significant level of shareholder support and positive feedback received on recent program and governance changes, concluded that our executive compensation program continues to provide a competitive pay-for-performance package that effectively incentivizes the NEOs and encourages long-term retention. The compensation committee and, with respect to our CEO’s compensation, our board of directors, determined not to make any significant changes to our 2022 executive compensation policies or decisions as a result of the vote. Our compensation committee and, with respect to our CEO’s compensation, our board of directors will continue to consider the outcome of our say-on-pay proposals and our shareholders’ views when making future compensation decisions for the NEOs.

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Executive Compensation (continued)

Key Components and Design of the Executive Compensation Program

Total Direct Compensation

Our compensation program focuses on target total direct compensation, which consists of base salary, target performance bonus opportunity (which, together with base salary, we refer to as target total cash compensation), and target long-term incentive opportunity.

The table below captioned “Components of Total Direct Compensation” describes key features of each primary component of our executive compensation program and explains why we provide a particular compensation component.

Because we believe it is important to our success to pursue both short- and long-term objectives that drive sustainable shareholder value creation, to avoid excessive risk-taking, and to preserve our cash resources, the majority of the NEOs’ total direct compensation is comprised of variable, “at-risk” compensation, consisting of performance-based bonus opportunities and long-term incentives, in the form of PSUs and RSUs, which align the executive officers’ incentives with the interests of our shareholders. This allocation between variable, “at-risk” and fixed compensation is consistent with our pay-for-performance philosophy.

The compensation committee takes a holistic approach to compensation and seeks to ensure that the aggregate level of pay, across all of the pay elements is meeting the company’s desired objectives for each executive officer. The compensation committee does not have any formal policies for allocating compensation among base salary, target performance bonus opportunity and long-term incentive awards.

Instead, the compensation committee uses its experience and business judgment to establish a total compensation program for each NEO that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, which it believes is appropriate to achieve the goals of our executive compensation program and our corporate goals.

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Components of Total Direct Compensation

Component	Key Features	Purpose

Base Salary	◆Fixed level of cash compensation ◆Noamount is contractually guaranteed ◆Amountsreviewed and determined annually, and are generally effective on or around March 1 each year	◆Provides fixed level of compensation that is competitive within our industry and reflective of the skills and experience required to be successful in fulfilling the role

Performance Bonus Award

◆Cash compensation under the performance bonus plan, which is variable and “at-risk” because it is dependent upon achievement of pre-established financial and strategic objectives

◆Target bonus opportunities reviewed and determined annually

◆Actual bonuses paid shortly after the end of each year, based on the extent corporate goals are attained as determined by the compensation committee, and for executive officers other than our CEO and our President, their individual contributions toward such achievements

◆Actual bonuses capped at 300% of executive officer’s target award (other than for our CEO and President, whose actual bonuses are determined based solely on the achievement of corporate objectives and thus capped at 200% of target)

◆Provides financial incentives to achieve key corporate objectives that are aligned with our business strategy

◆Rewards NEOs (other than our CEO and President) for extraordinary individual contributions to our corporate achievements

Long-Term Incentive Compensation

◆PSUs vest, if at all, at the end of a multi-year performance period and represent 50% of the NEO target annual equity grant.

◆RSUsgenerally vest over a 4-year period subject to executive officer’s continued service

◆Awards reviewed and generally granted annually, in the first quarter, or at the time of hire or promotion

◆Fosters ownership culture

◆Linkscompensation to long-term success

◆PSUsalign compensation earned to the achievement of multi-year strategic objectives and share price performance versus peer companies.

◆RSUs assist with managing dilution for our shareholders, while reinforcing the importance of shareholder value creation over time

◆Executiveshare ownership guidelines to further support our ownership culture and align the interests of executive officers and shareholders

Other Benefits. We also offer our executive officers severance benefits upon certain types of involuntary terminations in connection with a change in control. Executive officers based in the United States are eligible to participate in all our benefit plans, such as the 401(k) Plan (see the section below titled “Description of Compensation Arrangements–401(k) Plan”), our medical, dental, vision, short-term disability, long-term disability, group life insurance plans and other tax qualified reimbursement plans, in each case on the same basis as other employees. Executive officers based in the United States and Ireland are eligible to participate in our 2007 Employee Stock Purchase Plan, or ESPP, on the same basis as other employees. We do not currently offer defined benefit pension or other retirement benefits in the United States; for executive officers based outside the U.S. we offer pension or other retirement benefits that are consistent with local regulations and on the same basis as other employees in such jurisdictions.

Severance Benefits upon Change in Control. Executive officers based in the United States are also eligible to participate in our Amended and Restated Executive Change in Control and Severance Benefit Plan, or the change in control plan, which is described below under the headings “Additional Compensation Information—Change in Control Plan” and “Potential Payments upon Termination or Change in Control—Amended and Restated Executive Change in Control and Severance Benefit Plan.” The change in control plan provides certain severance benefits to participants, in connection with specified involuntary termination events, including termination without cause and constructive termination, following a change in control. Certain executive officers who are not employed by our U.S. affiliates receive comparable change in control benefits pursuant to their employment or service agreements.

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Executive Compensation (continued)

Given the frequency of consolidation in the biopharmaceutical industry, the compensation committee believes these severance benefits are important from a retention perspective to provide some level of protection to our executives who might be terminated following a change in control and that the amounts are reasonable and maintain the competitiveness of our executive compensation and retention program. The compensation committee believes this structure serves to mitigate the distraction and loss of key executive officers that may occur in connection with rumored or actual fundamental corporate changes. Such payments protect the interests of our shareholders by enhancing executive focus during rumored or actual change in control activity, retaining executives despite the uncertainty that generally exists while a transaction is under consideration and encouraging the executives responsible for negotiating potential transactions to do so with independence and objectivity. We do not provide any tax gross up payments on severance benefits.

Goals for and Achievement of 2022 Performance-Based Compensation

For 2022, our annual performance bonus opportunity and the PSUs granted were dependent on annual and long-term performance objectives and methodology established by our compensation committee. The following section describes the performance objectives, discrete goals, payout ranges, and, with respect to the annual bonus program, our actual performance achievement.

2022 Performance Bonus Program

The corporate objectives and relative weightings established by the board of directors for the 2022 performance bonus program that were communicated to the NEOs in early 2022 are described in the chart below. Each of the three corporate objectives consisted of multiple discrete goals. The commercial and pipeline objectives contained additional difficult-to-achieve stretch goals that provided the opportunity to earn up to 12.5% and 15% additional bonus pool funding, respectively. Achievement could range from 0% and 200% for each of the three corporate objectives, including the stretch objectives. However, total payout under the 2022 performance bonus program was capped at 300% of the NEO’s target award (with the exception of our CEO and President, whose actual bonuses are determined based solely on the achievement of the corporate objectives and thus capped at 200% of target).

The compensation committee did not set specific objectives for individual executive officers based on the philosophy that each executive officer is responsible for contributing to the corporate objectives, individually and as part of the leadership team to collectively achieve the company’s goals. In approving individual bonus awards, the compensation committee considered the individual contribution towards the company’s achievement of the corporate objectives by each executive officer (other than our CEO and President). The actual bonus payments approved for each of the NEOs for 2022 are described below under “2022 Compensation Decisions for Our Named Executive Officers.”

No adjustments to the goals or to the assessment of their achievement were made in calculating the 2022 bonus pool. Individual bonus awards are determined in accordance with the following methodology:

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Objectives

Each of three objectives is described in the table and accompanying footnotes below, including the goals within each objective, each goal weighting, actual results and performance multipliers, as well as the total bonus pool funding percentage resulting from the level of achievement of the objectives.

The compensation committee approved, at the start of the performance year, an algorithm with respect to each of the three main objectives (as well as the difficult-to-achieve stretch goals) for calculating the bonus pool funding attributable to the extent of achievement for each such objective. The commercial objective, with a weighting of 50%, consisted of individual goals related to each of Xywav and Epidiolex/Epidyolex net product sales and oncology revenues, as well as stretch goals with an aggregate weighting of 12.5%, as described further in the chart below. The pipeline objective, with a weighting of 30%, consisted of goals associated with top priority programs, and other strategic objectives with a weighting of 15%, as described further in the chart below. The transformation objective, with a weighting of 20%, consisted of achieving a specified budgeted non-GAAP adjusted operating margin and included a discretionary segment, as described further below. The compensation committee set specific threshold and maximum levels of achievement for the commercial objective and the related stretch goals, as well as the transformation objective.

Objectives		Weighting	Actual Results	Multiplier	Bonus Pool Funding(12)

1.	Commercial:

	• Achieve Xywav net product sales in 2022 of $994 million(1)	20%	Between threshold and target: net product sales of $958 million	82%	16%

	• Achieve Epidiolex/Epidyolex net product sales in 2022 of $781 million(1)	18%	Between threshold and target: net product sales of $750 million(7)	80%	14%

	• Achieve oncology revenues in 2022 of $885 million(1)	12%	Above target: revenues of $888 million(8)	102%	12%

	• Stretch goal: Xywav achieves equal to or greater than 51% of oxybate narcolepsy market share by year-end 2022(2)	3%	Between threshold and maximum	80%	2%

	• Stretch goal: Xywav idiopathic hypersomnia (IH) active patients of equal to or greater than 2,100 by year-end 2022(3)	3%	Below threshold	0%	0%

	• Stretch goal: Achieve Epidiolex new patient starts in 2022 of equal to or greater than 10,819(4)	3.5%	Below threshold	0%	0%

	• Stretch goal: Achieve Epidyolex new patient starts in 2022 of equal to or greater than 4,725(5)	2%	Below threshold	0%	0%

	• Stretch goal: Zepzelca Second line (2L) small cell lung cancer (SCLC) market share metric by year-end 2022 of equal to or greater than 48%(6)	1%	Below threshold	0%	0%

2.	Pipeline:

	• Top priority programs(9)	30%	Achieved at 17% level(9)	56%	17%

	• Strategic add-ons(10)	15%	Achieved at 10% level(10)	67%	10%

3.	Transformation:

	• Achieve budgeted non-GAAP adjusted operating margin(11)	20%	Achieved at 113% level(11)	190%	38%

	Total				110%

Note: Amounts may not total due to rounding.

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Executive Compensation (continued)

Following the end of the 2022 fiscal year, after summing the resulting bonus pool funding percentages for the commercial, pipeline and transformation objectives based on their relative weightings of 50%, 30% and 20%, respectively, and considering achievement of stretch goals, the compensation committee approved an overall bonus pool funding percentage of 110% of the target bonus pool for the 2022 plan year.

(1)

If the specified threshold annual performance level was met (80% of target for the three commercial objectives), then a pre-established scaled performance multiplier (ranging from 0% to 175% of target) would be used to calculate the applicable bonus pool funding percentage attributable to such objective. The performance multiplier would be zero if performance was below the 80% threshold level, and if performance exceeded the threshold level, the performance multiplier scaled linearly up to the applicable maximum level. The performance multiplier was capped for performance above the specified maximum performance level (115% of target).

(2)

With respect to this stretch goal, the performance threshold was set at 51% of oxybate narcolepsy market share by December 31, 2022. If performance was below 51%, no addition to the total bonus pool funding would be made. If performance was between 51% and 53% of narcolepsy market share on Xywav by December 31, 2022, the amount added to the total bonus pool funding percentage would increase from 1.5% to 3%. Actual achievement of 52.2% of total oxybate narcolepsy patients on Xywav by December 31, 2022, was between the threshold and maximum achievement levels.

(3)

With respect to this stretch goal, the performance threshold was set at 2,100 Xywav active patients for IH by December 31, 2022. If performance was below the threshold no addition to the total bonus pool funding would be made. Performance between 2,100 and 2,200 Xywav active patients for IH by December 31, 2022, would have resulted in 1.5% to 3% (scaled linearly) being added to the total bonus pool funding percentage. This stretch goal was difficult to achieve from the outset given its ambition relative to historical actual active patient generation. Actual Xywav active patients for IH was below the threshold achievement level.

(4)

With respect to this stretch goal, the performance threshold was set at 10,819 new patient starts on Epidiolex in 2022, below which no addition to the total bonus pool funding would be made. Between 10,819 and 11,334 new patient starts on Epidiolex in 2022, the amount added to the total bonus pool funding percentage would increase between 1.75% to 3.5%. This stretch goal was difficult to achieve from the outset given its ambition relative to historical new patient start trends. Actual achievement of new patient starts on Epidiolex in 2022 was below the threshold achievement level.

(5)

With respect to this stretch goal, the performance threshold was set at 4,725 new patient starts on Epidyolex in 2022, below which no addition to the total bonus pool funding would be made. Between 4,725 and 4,950 of new patient starts on Epidyolex in 2022, the amount added to the total bonus pool funding percentage would increase between 1% to 2%. This stretch goal was difficult to achieve from the outset given its ambition relative to historical actual new patient start trends and impact of market access activities. Actual achievement of new patient starts on Epidyolex in 2022 was below the threshold achievement level.

(6)

With respect to this stretch goal, the performance threshold was set at 48% 2L SCLC share by December 31, 2022, at or below which no addition to the total bonus pool funding would be made. Between 48% and 50% 2L SCLC share by December 31, 2022, the amount added to the total bonus pool funding percentage would increase between 0.5% to 1%. This stretch goal was difficult to achieve from the outset given its ambition relative to historical actual share trends, and timing of real world evidence publication. Actual achievement of 2L SCLC share by December 31, 2022, was below the threshold achievement level.

(7)

To calculate the threshold performance achievement level and performance multiplier, the reported Epidiolex/Epidyolex net product sales of $736 million was increased by approximately $14 million to adjust for changes in foreign currency exchange rates.

(8)

To calculate the threshold performance achievement level and performance multiplier, the reported oncology revenue (which includes net product sales and contract revenue) of $874 million was increased by approximately $14 million to adjust for changes in foreign currency exchange rate.

(9)

Consisted of the following top-priority goals, to be achieved by year-end (except as noted): (i) completing Rylaze regulatory actions (FDA approval in IM MWF dosing and submission of MAA to the EMA) by mid-year 2022, (ii) JZP378 (nabiximols) multiple sclerosis related spasticity (MS-S) advancement, including clinical trial enrollment targets and trial readout (by mid-year) and a potential New Drug Application submission to FDA (by the fourth quarter), (iii) achieving JZP150 (Fatty acid amide hydrolase Inhibitor) enrollment targets (greater than or equal to 65%) for Phase 2 PTSD study and (iv) achieving JZP385 (suvecaltamide) patient enrollment targets (greater than 25%) for Phase 2b essential tremor (ET) study. In setting the objective, we incorporated key inflection points in 2022 and interim goals where programs were across multiple years, to incentivize in year performance. The compensation committee determined that we had substantially met both goals with respect to Rylaze, we had partially achieved our nabiximols goals as we had progressed against the goals up until the decision was made to discontinue the program, and we partially achieved the goals for JZP150 and JZP385. In light of these results, the compensation committee determined that the actual achievement of the goals was 56% in aggregate and therefore a 17% bonus pool funding percentage. The capped payout for top-priority goals was 150%.

(10)

Consisted of the following stretch goals, to be achieved by year-end: (i) corporate development, which included further expanding our portfolio through potential acquisitions, in-licensing, partnering and collaborations; (ii) advancing the cannabinoid platform acquired in our acquisition of GW Pharmaceuticals plc (GW), (iii) drug development progress on a Redx acquired product candidate, and (iv) pipeline advancement to create meaningful value, as evaluated in the compensation committee’s discretion. The compensation committee determined that goals (ii) and (iv) were below the threshold achievement levels and that goals (i) and (iii) were achieved in full. In particular, goal (i) outperformed expectations with the execution licenses for zanidatamab, JZP441 and JZP898. In aggregate, the compensation committee assessed the performance on the stretch goals of 67% and therefore a 10% bonus pool funding percentage. The capped payout for strategic add-on goals was 50%.

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Executive Compensation (continued)

(11)

The target threshold for non-GAAP adjusted operating margin was established at 43.4% and included the Sunosi divestiture, transformation efficiencies, and other initiatives. The multiplier applied to the non-GAAP adjusted operating margin ranged from 0-200% for adjusted operating margin between 40.5% and 46.5%. The compensation committee had the discretion to adjust the payout level or calculation if it determined appropriate. The actual year end non-GAAP adjusted operating margin achieved, as calculated for purposes of the performance bonus program, was 49.1%,(i) reflecting 113% achievement and a 40% payout threshold with a multiplier of 200%. However, the compensation committee used its discretion to reduce the payout from 40% to 38%, reflecting their view on overall performance on transformation initiatives completed in 2022.

(12)	The percentages in this column represent, for each objective, the weight of the objective multiplied by the performance multiplier that corresponds to the actual achievement of such objective.

(i)

Non-GAAP adjusted operating margin is a non-GAAP financial measure that is calculated as (a) total revenues less non-GAAP adjusted cost of product sales, SG&A expenses and R&D expenses divided by (b) total revenues. Non-GAAP adjusted cost of product sales, SG&A expenses and R&D expenses exclude from GAAP cost of product sales, SG&A expenses and R&D expenses, as applicable, share-based compensation expense, restructuring and other charges, transaction and integration related expenses, costs related to disposal of a business and acquisition accounting inventory fair value step-up expense. In addition, solely for purposes of calculating the target threshold and level of achievement, non-GAAP adjusted operating margin also excluded $44 million of operating expenses associated with three corporate development programs licensed in fiscal year 2022: zanidatamab, JZP898 (interferon alpha agonist) and JZP441 (Orexin-2 agonist).

2022 – 2024 PSU Program. The compensation committee designed the 2022 – 2024 PSU Program, or the 2022 PSUs, to align closely to Vision 2025, our previously announced strategy for long-term, sustainable top- and bottom-line growth and shareholder value creation. As described in more detail below, the performance goals and target performance levels were set by the compensation committee to align with our Vision 2025 by incentivizing and rewarding Jazz leaders for demonstrating strong progress towards the Vision 2025 objectives.

The 2022 PSUs are eligible to vest based on achievement of three objective performance goals over a three-year performance period, which performance payout is then adjusted based on our relative total shareholder return, or TSR, for the three-year performance period. Below is a summary of the performance metrics and associated weightings and targets applicable to the 2022 PSUs, as well as the TSR modifier. We chose the performance goals below given their alignment to Vision 2025.

Performance Goals	Target	Weighting
3-year Revenue Compound Annual Growth Rate (CAGR)(1)	11%	40%
Enhance Pipeline Value(2)	25 points	30%
Non-GAAP Adjusted Operating Margin(3)	47%	30%
TOTAL		100%

(1)

The 3-year Revenue CAGR is the compound annual growth rate of our Revenue, calculated with a beginning value equal to fiscal 2021 Revenue and an ending value equal to fiscal 2024 Revenue. “Revenue” means our total consolidated revenues calculated in accordance with GAAP.

(2)

Points are awarded for achievement of the following: successful investigational new drug applications, proof-of-concept studies, pivotal studies and product approvals by a regulatory authority occurring during the performance period.

(3)

Non-GAAP Adjusted Operating Margin is a non-GAAP financial measure that is calculated as (a) Adjusted Income from Operations for fiscal 2024 divided by (b) total revenues for fiscal 2024. Adjusted Income from Operations means total revenues for fiscal 2024 less non-GAAP adjusted cost of product sales, SG&A expenses and R&D expenses for fiscal 2024. Non-GAAP adjusted cost of product sales, SG&A expenses and R&D expenses exclude from GAAP cost of product sales, SG&A expenses and R&D expenses, as applicable, share-based compensation expense, transaction and integration related expenses, acquisition accounting inventory fair value step-up expense, and other expenses deducted in arriving at non-GAAP adjusted net income.

The three performance goals described above can independently, and in the aggregate, be achieved at 50% of target at threshold performance levels up to 160% of target for stretch performance, with linear interpolation used between the performance levels.

Once the aggregate achievement percentage of the three performance goals is determined, that result is modified, from 75% to 125%, based on the performance of our share price relative to peers over the same three-year performance period, or what we refer to as a relative TSR modifier. The compensation committee believes that having a TSR modifier helps balance the importance of providing executives clearer line of sight to payout opportunities using financial and operational measures with the need to ensure that those payouts are aligned with shareholders’ experience during the performance period. The achievement percentage, as adjusted to reflect

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the TSR modifier, will determine the number of shares underlying the PSUs that will be earned, vest and be issued to each NEO. Furthermore, the total payout percentage is capped at 100% in the event the TSR percentile rank is ≤ 25th percentile.

Percentile Rank vs. Comparator Group	Payout Modifier

≥ 75th percentile	125%

For every increase in percentile rank between 50th and 75th percentiles	Increase by 1%

50th percentile	100%

For every decrease in percentile rank between 50th and 25th percentiles	Decrease by 1%

≤ 25th percentile	75%

The compensation committee selected the constituents of the Russell 1000 pharmaceutical component companies as the comparator group for purposes of the relative TSR modifier for the following reasons:

•	the number of companies is large enough to withstand any potential industry consolidation;

•	the group includes all 14 of the companies in our executive compensation peer group (see page 54); and

•	the revenue, market cap and volatility of these companies is more aligned with the company’s profile.

The companies initially listed on the index are:

AbbVie Inc.	bluebird bio, Inc.	Incyte Corporation	Reata Pharmaceuticals, Inc.

ACADIA Pharmaceuticals Inc.	Bristol-Myers Squibb Company	Ionis Pharmaceuticals, Inc.	Regeneron Pharmaceuticals, Inc.

Acceleron Pharma Inc.	Catalent, Inc.	Iovance Biotherapeutics, Inc.	Sage Therapeutics, Inc.

Agios Pharmaceuticals, Inc.	Elanco Animal Health Incorporated.	Johnson & Johnson	Sarepta Therapeutics, Inc.

Alexion Pharmaceuticals, Inc.	Eli Lilly and Company	Merck & Co., Inc.	Seagen Inc.

Alkermes plc	Exact Sciences Corporation	Moderna, Inc.	United Therapeutics Corporation

Alnylam Pharmaceuticals, Inc.	Exelixis, Inc	Nektar Therapeutics	Vertex Pharmaceuticals Incorporated

Amgen Inc.	Gilead Sciences, Inc	Neurocrine Biosciences, Inc.	Zoetis Inc.

Biogen Inc.	Global Blood Therapeutics, Inc.	Perrigo Company plc

BioMarin Pharmaceutical Inc.	Horizon Therapeutics plc	Pfizer Inc.

Companies that are acquired during the performance period will be removed from the final calculation.

The 2022 PSUs are subject to potential vesting acceleration upon the NEO’s termination in connection with a change in control, as well as upon death, disability or retirement, as described below under the heading, “Potential Payments upon Termination or Change in Control—Treatment of 2021 and 2022 PSUs.”

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2022 Compensation Decisions for Our Named Executive Officers

General Approach

In making compensation decisions for 2022, the compensation committee considered the factors discussed in “Factors Used in Determining Executive Compensation” above and the compensation committee’s specific compensation objectives for 2022. Our compensation committee did not use a formula or assign a particular weight to any one factor in determining each NEO’s target total direct compensation. Rather, our compensation committee’s determination of the target total direct compensation, mix of cash and equity and fixed and variable, “at-risk” pay opportunities was a subjective, individualized decision for each NEO. The compensation committee reviewed and considered each element of pay in the context of the overall target total direct compensation for each NEO. When the compensation committee made changes to one element of pay, those changes were made in the context of the levels of the other elements of pay, and the resulting target total direct compensation for each NEO. As a result, the 2022 pay decisions for each NEO are presented holistically in this section.

Summary of 2022 Compensation Decisions

Target Total Cash Compensation. The compensation committee (and board of directors, with respect to Mr. Cozadd) increased total target cash compensation by 3.7% for Mr. Cozadd and in varying amounts for our other NEOs (with all increases falling under 10%). Total target cash increases were a result of increases to base salary rates for 2022 in varying amounts based on each NEO’s individual performance, responsibilities, market data reference points and total pay opportunities, which were effective in March 2022. The compensation committee did not increase target performance bonus percentages from 2021 because the compensation committee felt existing percentages (100% for our CEO, 75% for our President and 55% for each of our NEOs) remained aligned with the level of “at-risk” cash appropriate for the company.

Target Equity Compensation and Impact on Target Total Direct Compensation. In determining the appropriate size of 2022 equity award grants, at the time the compensation committee (and the board of directors, with respect to Mr. Cozadd) made its decisions, after careful consideration, it aimed to deliver equity awards to each executive officer to balance the need to maintain equity opportunities competitive with the market, serve the retention and incentive purposes of the awards, facilitate stock ownership and manage overall dilution to our shareholders. With the 2022 target equity compensation grant, the compensation committee (and the board of directors, with respect to Mr. Cozadd) approved total target direct compensation reflecting a 4.8% increase for Mr. Cozadd, with similarly sized increases for other NEOs, except for Mr. Iannone who received a larger increase to ensure his target equity opportunity was positioned competitively with the market.

Long-Term Incentive Program. In 2021, we redesigned our annual long-term incentive program to introduce PSUs, with 50% of each NEO’s aggregate target annual long-term incentive compensation in the form of PSUs that vest based on achievement of performance goals and 50% in the form of time-vesting RSUs. The compensation committee believes this mix strikes the right balance between the variable nature of PSUs and the retentive nature of RSUs and accordingly, continued this same mix of PSUs and RSUs for our NEOs in 2022. The vesting terms and structure of our PSUs granted in 2022 is discussed in “2022 – 2024 PSU Program” above.

The share amounts underlying the PSUs and RSUs granted to each executive officer in 2022 were determined by dividing the target fair value of the award that the compensation committee and, in the case of Mr. Cozadd, the board of directors, intended to deliver, by the company’s 30-day average share price immediately preceding the grant date. We used a 30-day average share price, rather than a single day share price, to provide a more stabilized share value less susceptible to possible swings in the market. The grant date fair value of the RSUs and PSUs, as reported in the Summary Compensation Table and Grants of Plan-Based Awards Table in accordance with SEC rules and FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or FASB ASC 718, is based on the closing price of our ordinary shares on the grant date (with respect to RSUs) and based on a Monte Carlo simulation model (with respect to PSUs). The values for the RSUs and PSUs shown in the Summary Compensation Table and Grants of Plan-Based Awards Table differ from the intended target values and do not fully reflect the considerations of, and decisions made by, the compensation committee and the board of directors in its determination of the equity grants in this respect.

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Individual NEO Compensation Decisions

Below are summaries, for each NEO individually, of the compensation committee’s (or, as applicable, the board of directors’) decisions about 2022 target total direct compensation and the changes from each NEO’s 2021 target total direct compensation. As described above, when making the 2022 compensation decisions, the compensation committee (or the board of directors, as applicable) focused primarily on the target total direct compensation for each NEO while considering the factors set forth in the section titled “Factors Used in Determining Executive Compensation” and the compensation committee’s specific compensation objectives for 2022. The footnotes to the tables also include the actual performance bonus paid to each of the NEOs for 2022 and how that actual bonus compared to each NEO’s target bonus. Additionally, for each NEO, the target equity compensation presented in the charts below reflect the target dollar value approved by the compensation committee (or, with respect to Mr. Cozadd, the board of directors), which is different from the grant date fair value as reported in the Summary Compensation Table and Grants of Plan-Based Awards Table, as further described under “Long-Term Incentive Program” above.

Bruce C. Cozadd, Chairperson and CEO

	2021 Pay ($)	2022 Pay ($)	Change (%)

Target Total Cash Compensation	2,159,354	2,240,200	3.7%

Base Salary(1)	1,082,100	1,120,100

Target Performance Bonus(2)	1,077,254	1,120,100

Target Equity Compensation(3)	12,000,000	12,600,000	5.0%

Target Total Direct Compensation(4)	14,159,354	14,840,200	4.8%

(1)	Represents annual base salary rate for the applicable year. 2022 base salary became effective in March 2022.

(2)

There was no change to the target bonus as a percentage of base salary for 2022. The 2022 amount reflects a target performance bonus of 100% of 2022 base salary rate as of December 31, 2022. The 2021 amount reflects a target performance bonus of 100% of base salary earned. The actual 2022 performance bonus paid was $1,232,000, reflecting 110% of the target performance bonus, based entirely on the overall 2022 bonus pool funding percentage of 110%. The compensation committee (with approval from the board of directors) determined that the overall 2022 bonus pool funding percentage of 110% was applicable to Mr. Cozadd, because, as CEO, Mr. Cozadd is responsible for the company meeting its objectives.

(3)

The target equity compensation presented in the chart above reflects the target dollar value recommended by the compensation committee and approved by the board of directors; this value differs from the values required to be shown in the Summary Compensation Table and Grants of Plan-Based Awards Table for 2021 and 2022, as applicable as further described above in “2022 Compensation Decisions for Our Named Executive Officers—Summary of 2022 Compensation Decisions—Long-Term Incentive Program.”

(4)

The compensation committee and board of directors designed Mr. Cozadd’s target total direct compensation to be competitive as compared to the market data, as described in more detail on pages 53-55, appropriate from an internal equity perspective and more heavily weighted towards equity compensation, in line with our pay-for-performance philosophy. The compensation committee believed it was appropriate to provide a modest increase to his base salary in 2022 in recognition of his individual performance, the performance of the company under his leadership and to remain in line with general market increases. Based on the compensation committee’s and board of directors’ professional experience and judgment, the compensation committee and board of directors determined Mr. Cozadd’s target equity compensation to be competitive and appropriate.

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Daniel N. Swisher, Jr., President, COO

	2021 Pay ($)	2022 Pay ($)	Change (%)

Target Total Cash Compensation	1,248,365	1,356,250	8.6%

Base Salary(1)	715,000	775,000

Target Performance Bonus(2)	533,365	581,250

Target Equity Compensation(3)	3,700,000	3,800,000	2.7%

Target Total Direct Compensation(4)	4,948,365	5,156,250	4.2%

(1)	Represents annual base salary rate for the applicable year. 2022 base salary became effective March 2022.

(2)

There was no change to the target bonus as a percentage of base salary for 2022. The 2022 amount reflects a target performance bonus of 75% of base salary rate as of December 31, 2022. The 2021 amount reflects a target performance bonus of 75% of base salary earned. The actual 2022 performance bonus paid was $639,000, reflecting 110% of target performance bonus, based entirely on the overall 2022 bonus pool funding percentage of 110%. Like Mr. Cozadd, the compensation committee determined that the overall 2022 bonus pool funding percentage of 110% was applicable to Mr. Swisher, because, as President, he is responsible for the company meeting its objectives.

(3)

The target equity compensation presented in the chart above reflects the target dollar value approved by the compensation committee; this value differs from the values required to be shown in the Summary Compensation Table and Grants of Plan-Based Awards Table for 2021 and 2022, as applicable as further described above in “2022 Compensation Decisions for Our Named Executive Officers—Summary of 2022 Compensation Decisions—Long-Term Incentive Program.”

(4)

The compensation committee designed Mr. Swisher’s target total direct compensation to be competitive as compared to the market data, as described in more detail on pages 53-55, appropriate from an internal equity perspective and more heavily weighted towards equity compensation, in line with our pay-for-performance philosophy. The compensation committee determined it was appropriate to increase Mr. Swisher’s base salary in an amount necessary to reflect his scope of responsibility and oversight of significant functions within the organization, as well as to maintain competitive positioning relative to the market data and the other NEOs. Based on the compensation committee’s professional experience and judgment, the compensation committee determined Mr. Swisher’s target equity compensation to be competitive and appropriate.

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Renée Galá, Executive Vice President and CFO

	2021 Pay ($)	2022 Pay ($)	Change (%)

Target Total Cash Compensation	959,308	1,046,250	9.1%

Base Salary(1)	620,000	675,000

Target Performance Bonus(2)	339,308	371,250

Target Equity Compensation(3)	3,200,000	3,300,000	3.1%

Target Total Direct Compensation(4)	4,159,308	4,346,250	4.5%

(1)	Represents annual base salary rate for the applicable year. 2022 base salary became effective March 2022.

(2)

There was no change to the target bonus as a percentage of base salary for 2022. The 2022 amount reflects a target performance bonus of 55% of base salary rate as of December 31, 2022. The 2021 amount reflects a target performance bonus of 55% of base salary earned. The actual 2022 performance bonus paid was $430,000, reflecting 116% of target performance bonus, based on the overall 2022 bonus pool funding percentage of 110% and Ms. Galá’s significant individual contributions to such achievement. Specifically, the compensation committee considered Ms. Galá’s oversight of complex strategic matters and corporate priorities, such as development of our long-term strategy, Vision 2025, her performance with respect to supporting the execution of corporate development priorities and her overall criticality to our business.

(3)

The target equity compensation presented in the chart above reflects the target dollar value approved by the compensation committee; this value differs from the values required to be shown in the Summary Compensation Table and Grants of Plan-Based Awards Table for 2021 and 2022, as applicable as further described above in “2022 Compensation Decisions for Our Named Executive Officers—Summary of 2022 Compensation Decisions—Long-Term Incentive Program.”

(4)

The compensation committee designed Ms. Galá’s target total direct compensation to be competitive as compared to the market data, as described in more detail on pages 53-55, appropriate from an internal equity perspective and more heavily weighted towards equity compensation, in line with our pay-for-performance philosophy. The compensation committee determined it was appropriate to increase Ms. Galá’s base salary in an amount necessary to reflect her scope of responsibility and oversight of significant functions within the organization, as well as to maintain competitive positioning relative to the market data and the other NEOs. Based on the compensation committee’s professional experience and judgment, the compensation committee determined Ms. Galá’s target equity compensation to be competitive and appropriate.

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Robert Iannone, Executive Vice President, Global Head of Research and Development

	2021 Pay ($)	2022 Pay ($)	Change (%)

Target Total Cash Compensation	920,558	1,007,500	9.4%

Base Salary(1)	595,000	650,000

Target Performance Bonus(2)	325,558	357,500

Target Equity Compensation(3)	2,700,000	3,200,000	18.5%

Target Total Direct Compensation(4)	3,620,558	4,207,500	16.2%

(1)	Represents annual base salary rate for the applicable year. 2022 base salary became effective March 2022.

(2)

There was no change to the target bonus as a percentage of base salary for 2022. The 2022 amount reflects a target performance bonus of 55% of base salary rate as of December 31, 2022. The 2021 amount reflects a target performance bonus of 55% of base salary earned. The actual 2022 performance bonus paid was $400,000, reflecting 112% of target performance bonus, based on the overall 2022 bonus pool funding percentage of 110% and Dr. Iannone’s individual contributions and leadership of the research and development organization during 2022.

(3)

The target equity compensation presented in the chart above reflects the target dollar value approved by the compensation committee; this value differs from the values required to be shown in the Summary Compensation Table and Grants of Plan-Based Awards Table for 2021 and 2022, as applicable as further described above in “2022 Compensation Decisions for Our Named Executive Officers—Summary of 2022 Compensation Decisions—Long-Term Incentive Program.”

(4)

The compensation committee designed Dr. Iannone’s target total direct compensation to be competitive as compared to market data, as described in more detail on pages 53-55, appropriate from an internal equity perspective and more heavily weighted towards equity compensation, in line with our pay-for-performance philosophy. The compensation committee determined it was appropriate to increase Dr. Iannone’s base salary in an amount necessary to reflect his scope of responsibility and oversight of significant functions within the organization, as well as to maintain competitive positioning relative to the market data and the other NEOs. Based on the compensation committee’s professional experience and judgment, the compensation committee determined Dr. Iannone’s target equity compensation to be competitive and appropriate.

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Kim Sablich, Executive Vice President and General Manager, US

	2021 Pay($)	2022 Pay($)	Change (%)

Target Total Cash Compensation	881,808	930,000	5.5%

Base Salary(1)	570,000	600,000

Target Performance Bonus(2)	311,808	330,000

Target Equity Compensation(3)	2,700,000	2,800,000	3.7%

Target Total Direct Compensation(4)	3,581,808	3,730,000	4.1%

(1)	Represents annual base salary rate for the applicable year. 2022 base salary became effective March 2022.

(2)

There was no change to the target bonus as a percentage of base salary for 2022. The 2022 amount reflects a target performance bonus of 55% of base salary rate as of December 31, 2022. The 2021 amount reflects a target performance bonus of 55% of base salary earned. The actual 2022 performance bonus paid was $370,000, reflecting 112% of target performance bonus, based on the overall 2022 bonus pool funding percentage of 110% and Ms. Sablich’s individual contributions and leadership of the North America commercial organization during 2022.

(3)

The target equity compensation presented in the chart above reflects the target dollar value approved by the compensation committee; this value differs from the values required to be shown in the Summary Compensation Table and Grants of Plan-Based Awards Table for 2021 and 2022, as applicable as further described above in “2022 Compensation Decisions for Our Named Executive Officers—Summary of 2022 Compensation Decisions—Long-Term Incentive Program.”

(4)

The compensation committee designed Ms. Sablich’s target total direct compensation to be competitive as compared to the market data, as described in more detail on pages 53-55, appropriate from an internal equity perspective and more heavily weighted towards equity compensation, in line with our pay-for-performance philosophy. The compensation committee determined it was appropriate to increase Ms. Sablich’s base salary in an amount necessary to reflect her scope of responsibility and oversight of significant functions within the organization, as well as to maintain competitive positioning relative to the market data and the other NEOs. Based on the compensation committee’s professional experience and judgment, the compensation committee determined Ms. Sablich’s target equity compensation to be competitive and appropriate.

Additional Compensation Information

Ownership Guidelines for Executive Officers

We maintain share ownership guidelines for our CEO and certain other employees who serve on our executive committee, including our NEOs. Under the guidelines, these individuals are expected to own a number of the company’s ordinary shares with a value equal to six times base salary for the company’s Chief Executive Officer, two times base salary for each other member of the company’s executive committee who is an officer for purposes of Section 16 of the Exchange Act, and one times base salary for each other member of the company’s executive committee. The guidelines provide that the officers are expected to establish the minimum ownership levels within five years of first becoming subject to the guidelines. Messrs. Cozadd and Swisher were in compliance with the guidelines as of March 31, 2023. Each of our other continuing NEOs has five years from the date of his or her appointment to comply with the guidelines.

Shares that count toward satisfaction of these guidelines include: shares owned outright by the individual (including RSUs and/or PSUs that have vested or were earned but not yet settled, net of taxes); shares retained after an option exercise or issuance under another type of equity award granted under the company’s equity incentive plans; shares retained after purchase under the ESPP; and shares held in trust for the benefit of the individual. The compensation committee has discretion to develop an alternative individual guideline or an alternative method of complying with the applicable individual guideline for an individual covered by the guidelines if compliance would place a significant hardship on such individual.

Clawback Policy

In April 2021, ahead of SEC final rulemaking implementing the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to recoupment of incentive-based compensation (the “SEC Clawback Rules”), our compensation committee adopted a policy for recoupment of incentive compensation, or a clawback policy. The clawback policy provides that we may recover amounts of incentive compensation (including cash or

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equity compensation) under certain circumstances if we are required to restate our financial results due to material noncompliance with any financial requirement and the misconduct of an executive officer covered by the policy contributed to such noncompliance. The SEC has recently published finalized SEC Clawback Rules that required rulemaking by Nasdaq. The compensation committee will review and amend the clawback policy, as appropriate, to reflect the listing standards adopted by Nasdaq in 2023.

In addition, as a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our CEO and CFO may be legally required to reimburse our company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002.

Change in Control Plan

Our compensation committee periodically reviews the terms of our change in control plan, including its “double-trigger” structure and benefits, against market data to ensure that the benefits we offer remain appropriate.

Only our executive officers who are employees of our U.S. affiliates are eligible to participate in the change in control plan, which includes all of our NEOs. Certain executive officers who are not employed by our U.S. affiliates receive comparable change in control benefits pursuant to their employment or service agreements. The compensation committee believes that the change in control benefits we provide are representative of market practice, both in terms of design and cost, and are sufficient to retain our current executive team and to recruit talented executive officers in the future.

Equity Grant Timing and Equity Plan Information

Our equity incentive grant policy generally provides that grants to executive officers occur on the second trading day following the filing date of our next quarterly or annual report filed under the Exchange Act that occurs after the date on which such grants are approved by our board of directors or compensation committee, as applicable. Accordingly, our equity incentive grant policy generally requires that grants to our executive officers are made shortly after we have released information about our financial performance to the public for the applicable annual period. As a result, the timing of equity awards is not coordinated in a manner that intentionally benefits our executive officers.

We currently grant equity awards to the NEOs, including PSUs and RSUs, under the 2011 Equity Incentive Plan, or the 2011 Plan. The 2011 Plan was adopted by Jazz Pharmaceuticals, Inc.’s board of directors and approved by Jazz Pharmaceuticals, Inc.’s stockholders in connection with their approval of the Azur Merger in December 2011 and was assumed by us upon the completion of the Azur Merger. Before the 2011 Plan was adopted, we granted stock options under our 2007 Equity Incentive Plan, or the 2007 Plan, which was adopted by Jazz Pharmaceuticals, Inc.’s board of directors and approved by Jazz Pharmaceuticals, Inc.’s stockholders in connection with Jazz Pharmaceuticals, Inc.’s initial public offering. The 2011 Plan affords the compensation committee the flexibility to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of employees of our company and its subsidiaries and to provide long-term incentives that align the interests of employees with the interests of our shareholders.

Additional long-term equity incentives are provided through the ESPP. Pursuant to the ESPP, all eligible employees, including the NEOs (if eligible), may allocate up to 15% of their base salary to purchase our stock at a 15% discount to the market price, subject to specified limits.

Accounting and Tax Considerations

Under FASB ASC 718, the company is required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to FASB ASC 718.

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Executive Compensation (continued)

Under Section 162(m) of the Internal Revenue Code, or Section 162(m), compensation paid to each of the company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible for tax purposes unless the compensation qualifies for certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017, and not materially modified on or after such date.

Although the compensation committee will continue to consider tax implications as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the company’s named executive officers in a manner consistent with the goals of the company’s executive compensation program and the best interests of the company and its stockholders, which may include providing for compensation that is not deductible by the company due to the deduction limit under Section 162(m). The compensation committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the company’s business needs.

Risk Assessment Concerning Compensation Practices and Policies

The compensation committee periodically reviews the company’s compensation policies and practices to assess whether they encourage employees to take inappropriate risks. The compensation committee has determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our company. The compensation committee continues to believe that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks, and significant compensation decisions, as well as decisions concerning the compensation of the company’s executive officers, include subjective considerations by the compensation committee or the board of directors, which restrain the influence of formulae or objective factors on excessive risk-taking. Additionally, significant weighting of long-term compensation (in the form of PSUs and RSUs) in each NEOs total compensation opportunity ensures greater focus on driving sustainable growth and shareholder value creation over the longer term, and the mix of short-term compensation (in the form of salary and annual bonus, if any), and long-term compensation (in the form of PSUs and RSUs) also minimizes undue focus on short-term results and helps align the interests of the company’s executive officers with the interests of our shareholders. Finally, we maintain robust share ownership requirements, a formal incentive compensation clawback policy and a strict anti-hedging and pledging policy, which individually and collectively, act to minimize risk and ensure a long-term focus on our business.

Reconciliations of Non-GAAP Adjusted Net Income

In this Compensation Discussion and Analysis, we present non-GAAP adjusted net income (and the related per share measure), which are non-GAAP financial measures that exclude from reported GAAP net loss (and the related per share measure) certain items, as detailed in the reconciliation table that follows, adjust for the income tax effect of the non-GAAP adjustments and impact of the change in the statutory tax rate in the U.K.

We believe that each of these non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors and analysts. In particular, we believe that each of these non-GAAP financial measures, when considered together with our financial information prepared in accordance with GAAP, can enhance investors’ and analysts’ ability to meaningfully compare our results from period to period, and to identify operating trends in our business. In addition, these non-GAAP financial measures are regularly used by investors and analysts to model and track our financial performance. Our management team also regularly uses these non-GAAP financial measures internally to understand, manage and evaluate our business and to make operating decisions. Because these non-GAAP financial measures are important internal measurements for our management team, we also believe that these non-GAAP financial measures are useful to investors and analysts since these measures allow for greater transparency with respect to key financial metrics we use in assessing our own operating performance and making operating decisions.

These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with our consolidated financial statements prepared

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in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future there may be other items that we may exclude for purposes of our non-GAAP financial measures; and we have ceased, and may in the future cease, to exclude items that we have historically excluded for purposes of our non-GAAP financial measures. Likewise, we may determine to modify the nature of our adjustments to arrive at our non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP financial measures as used by us in this Compensation Discussion and Analysis have limits in their usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies.

Reconciliations of GAAP reported net loss to non-GAAP adjusted net income (and the related per share measures) for the 2021 and 2022 annual periods are as follows (in millions, except per share amounts):

	2021	2022

GAAP reported net loss	$(329.7)	$(224.1)

Intangible asset amortization	525.8	599.2

Impairment charge(1)	—	133.6

Share based compensation expense	169.9	218.2

Transaction and integration related expenses(2)	243.7	23.6

Non-cash interest expense(3)	92.7	38.0

Acquisition accounting inventory fair value step-up	223.1	273.4

Costs related to disposal of a business(4)	—	47.8

Restructuring and other costs(5)	—	77.3

Income tax effect of above adjustments	(192.5)	(253.3)

Impact of U.K. tax rate change	259.9	—

Non-GAAP adjusted net income	$992.8	$933.6

GAAP reported net loss per diluted share(6)	$(5.52)	$(3.58)

Non-GAAP adjusted net income per diluted share(6)	$16.23	$13.2

Weighted-average ordinary shares used in diluted per share calculations -GAAP	59.7	62.5

Weighted-average ordinary shares used in diluted per share calculations-non-GAAP	61.2	72.6

Note:	Amounts may not total due to rounding.

Explanation of Adjustments and Certain Line Items:

(1)	Impairment charge related to the impairment of our acquired in-process research and development asset as a result of the decision to discontinue our nabiximols program.

(2)	Transaction and integration expenses related to our acquisition in May 2021 of GW Pharmaceuticals, plc, or the GW Acquisition.

(3)	Non-cash interest expense associated with debt discount and debt issuance costs.

(4)	Loss on disposal of the Sunosi U.S. business to Axsome Therapeutics, Inc. and associated costs.

(5)	Includes restructuring costs and costs related to program terminations.

(6)

GAAP reported net loss per diluted share for the year ended December 31, 2022 was calculated using the “if-converted” method in relation to our exchangeable senior notes. There was no impact on GAAP reported net loss per diluted share for the year ended December 31, 2022 as our exchangeable senior notes were anti-dilutive. Non-GAAP adjusted net income per diluted share for the year ended December 31, 2022 includes 9.0 million of our ordinary shares related to the assumed conversion of our exchangeable senior notes and the associated interest expense add-back to non-GAAP adjusted net income of $25.2 million.

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Executive Compensation (continued)

Summary of Compensation

The following table sets forth certain summary information for the years indicated with respect to the compensation earned by the NEOs during fiscal years 2022, 2021 and 2020, as applicable.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Bruce C. Cozadd	2022	1,199,169	—	14,873,643	—	1,232,000	20,806	17,325,618
Chairperson and CEO	2021	1,077,254	—	13,414,116	—	1,163,400	24,541	15,679,311
	2020	1,085,123	—	5,881,195	4,210,661	1,381,400	14,921	12,573,300
Daniel N. Swisher, Jr.	2022	801,433	—	4,485,538	—	639,000	27,774	5,953,745
President, COO	2021	711,154	—	4,136,737	—	540,000	16,001	5,403,892
	2020	713,654	—	1,809,598	1,295,588	636,000	16,247	4,471,087
Renée Galá(7)	2022	690,357	—	3,895,415	—	430,000	13,664	5,029,436
Executive Vice President and CFO	2021	616,923	—	3,577,891	—	400,000	10,410	4,605,224
	2020	484,616	25,000	1,816,868	1,382,012	405,000	9,904	4,123,400
Robert Iannone, M.D., M.S.C.E Executive Vice President, Global Head of Research and Development	2022	663,672	—	3,777,191	—	400,000	14,791	4,855,654
	2021	591,923	—	3,018,091	—	380,000	11,322	4,001,336
	2020	592,308	—	1,221,479	874,522	450,000	11,172	3,149,481

Kim Sablich (8)	2022	606,146	—	3,305,291	—	370,000	21,763	4,303,200
Executive Vice President and General Manager, US	2021	566,923	—	3,018,091	—	340,000	22,495	3,947,509
	2020	327,885	300,000	2,134,774	1,616,987	235,000	6,598	4,621,245

Note:	Amounts may not total due to rounding.

(1)

The dollar amounts in this column represent base salary earned during the indicated fiscal year. 2022 base salary rates were effective March 2022. For more information on salaries in 2022, see “Compensation Discussion and Analysis—2022 Compensation Decisions for Our Named Executive Officers—Individual NEO Compensation Decisions” above.

(2)	The dollar amounts in this column represent cash signing bonuses paid to each of Ms. Galá and Ms. Sablich in 2020.

(3)

The dollar amounts in this column reflect the aggregate grant date fair value of all time-based RSU and performance-based PSU awards granted during the indicated fiscal year computed in accordance with FASB ASC 718, excluding the effect of estimated forfeitures. The grant date fair value for time-based RSUs is measured in accordance with FASB ASC 718 and based on the closing price of our ordinary shares on the date of grant. The grant date fair value for performance-based PSUs was calculated in accordance with FASB ASC 718 using a Monte-Carlo simulation model since the performance-based PSUs are subject to a market condition. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs. Assuming that maximum performance is achieved, the value of the performance-based PSU awards made to Messrs. Cozadd, Swisher and Dr. Iannone in 2022 at the date of grant under FASB ASC 718 would have been $16,051,123, $4,840,639 and $4,076,214 and for Ms. Gala and Ms. Sablich would have been $4,203,797 and $3,566,956, respectively. For additional information on the time-based RSUs and performance-based PSUs granted to our NEOs in 2022, see “Compensation Discussion and Analysis—2022 Compensation Decisions of Our Named Executive Officers—Long-Term Incentive Program” and “Compensation Discussion and Analysis—Goals for and Achievement of 2022 Performance-Based Compensation—2022 – 2024 PSU Program” above and footnote 2 to the table entitled “Grants of Plan-Based Awards.”

(4)

The dollar amounts in this column reflect the aggregate grant date fair value of all stock option awards granted during the indicated fiscal year. These amounts have been calculated in accordance with FASB ASC 718, using the Black-Scholes option-pricing model and excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in the notes to our audited consolidated financial statements included in the company’s 2022 Annual Report on Form 10-K. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs upon the vesting of the stock options, the exercise of the stock options, or the sale of the ordinary shares underlying such stock options.

(5)

The dollar amounts in this column represent the cash bonus awarded under the performance bonus plan for the indicated fiscal year. For more information on the cash bonus awards for 2022, see “Compensation Discussion and Analysis—Goals for and Achievement of 2022 Performance-Based Compensation—2022 Performance Bonus Program” and “Compensation Discussion and Analysis—2022 Compensation Decisions for Our Named Executive Officers” above.

(6)

The dollar amounts in this column for 2022 consisted of group term life insurance premiums paid, matching contributions under our 401(k) Plan, work from home expenses, and expenses associated with an annual conference for Messrs. Cozadd and Swisher, of $5,923 and $12,009, respectively, and for Ms. Sablich of $9,161.

(7)	Ms. Galá was appointed our Executive Vice President and CFO as of March 16, 2020.

(8)	Ms. Sablich was appointed our Executive Vice President and General Manager, North America as of June 1, 2020 and became Executive Vice President and General Manager, US in November 2022.

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Executive Compensation (continued)

Grants of Plan-Based Awards

The following table shows, for the fiscal year ended December 31, 2022, certain information regarding grants of plan-based awards to the NEOs.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2022

				Estimated Future Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Award Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Bruce C. Cozadd	Annual Cash	—	—	—	1,120,100	2,240,200
	PSU	3/3/2022	2/9/2022				16,795	44,788	89,576		8,025,562
	RSU	3/3/2022	2/9/2022							44,788	6,848,081
Daniel N. Swisher, Jr.	Annual Cash	—	—	—	581,250	1,162,500
	PSU	3/3/2022	2/9/2022				5,065	13,507	27,014		2,420,319
	RSU	3/3/2022	2/9/2022							13,507	2,065,219
Renée Galá	Annual Cash	—	—	—	371,250	1,113,750
	PSU	3/3/2022	2/9/2022				4,398	11,730	23,460		2,101,899
	RSU	3/3/2022	2/9/2022							11,730	1,793,516
Robert Iannone, M.D., M.S.C.E	Annual Cash	—	—	—	357,500	1,072,500
	PSU	3/3/2022	2/14/2022				4,265	11,374	22,748		2,038,107
	RSU	3/3/2022	2/14/2022							11,374	1,739,084
Kim Sablich	Annual Cash	—	—	—	330,000	990,000
	PSU	3/3/2022	2/9/2022				3,732	9,953	19,906		1,783,478
	RSU	3/3/2022	2/9/2022							9,953	1,521,813

(1)

This column sets forth the target and maximum bonus amount for each NEO for the year ended December 31, 2022 under our performance bonus plan. There are no thresholds amounts for each individual officer established under our performance bonus plan. The amounts shown under “Target” reflect the applicable target payment under the performance bonus plan if (i) we achieved 100% of the pre-determined 2022 corporate goals established by our compensation committee, and (ii) as applicable, each NEO’s individual performance percentage was assessed at 100% by our compensation committee with respect to his or her contributions toward the achievement of our corporate goals. The amounts shown under “Maximum” reflect the applicable maximum payment under our performance bonus plan if (i) we achieved maximum pre-determined 2022 corporate goals established by our compensation committee, and (ii) as applicable, each NEO achieved maximum individual performance as assessed by the compensation committee with respect to his or her contributions toward the achievement of our corporate goals; provided, however, that the 2022 bonus payable under the performance bonus plan may not exceed 200% of the officer’s target bonus in the case of the CEO and President (whose bonuses are determined solely based on corporate objective achievement) and 300% for each other NEO. Target bonuses were set as a percentage of each NEO’s base salary rate as of December 31, 2022 and were 100% for Mr. Cozadd, 75% for Mr. Swisher, and 55% for each of Ms. Galá, Dr. Iannone and Ms. Sablich. The dollar value of the actual bonus award earned for the year ended December 31, 2022 for each NEO is set forth in the Summary Compensation Table above. As such, the amounts set forth in this column do not represent either additional or actual compensation earned by the NEOs for the year ended December 31, 2022. For a description of the performance bonus plan, see “Compensation Discussion and Analysis—Goals for and Achievement of 2022 Performance-Based Compensation—2022 Performance Bonus Program” above.

(2)

Performance-based PSU awards were granted to our NEO’s on March 3, 2022 pursuant to the 2011 Plan. Each of the PSU awards vests depending on the achievement of certain performance criteria to be assessed over a performance period of January 1, 2022 to December 31, 2024. Following the determination of the company’s achievement with respect to the performance criteria, the amount of shares awarded will be subject to adjustment based on the application of a TSR modifier, which depends on the company’s relative TSR performance against the constituents of the Russell 1000 pharmaceutical component companies over the same three-year performance period. The number of shares that may be earned ranges between 37.5% of target for threshold performance and 200% of target for maximum performance based on the degree of achievement of the applicable performance metric and the application of the relative TSR modifier. For additional information on performance-based PSUs granted to our NEOs in 2022, see “Compensation Discussion and Analysis—2022 Compensation Decisions of our Named Executive Officers—Long-Term Incentive Program” and “Compensation

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Discussion and Analysis—Goals for and Achievement of 2022 Performance-Based Compensation—2022 – 2024 PSU Program” above. The PSU awards are subject to potential vesting acceleration as described below under the heading “Potential Payments upon Termination or Change in Control—Treatment of 2021 and 2022 PSUs and “Description of Compensation Arrangements—Equity Compensation Arrangements—2011 Equity Incentive Plan” See also “Description of Compensation Arrangements—Equity Compensation Arrangements—2011 Equity Incentive Plan” below for a general description of the material terms of the 2011 Plan.

(3)

Each of the annual time-based RSU awards vest in four equal annual installments on the anniversary of the vesting commencement date of March 5, 2022. As a general matter, time-based RSUs will cease vesting upon each NEO’s last day of service. Time-based RSU awards are subject to potential vesting acceleration as described below under the headings “Description of Compensation Arrangements—Equity Compensation Arrangements—2011 Equity Incentive Plan” and “Potential Payments upon Termination or Change in Control—Amended and Restated Executive Change in Control Plan and Severance Benefit Plan” below.

(4)

The dollar amounts in this column represent the grant date fair value of each PSU and RSU award, as applicable, granted to the NEOs in 2022. These amounts have been calculated in accordance with FASB ASC 718. The grant date fair value for time-based RSUs is based on the closing price of our ordinary shares on the date of grant. The grant date fair value for performance-based PSUs is calculated using a Monte-Carlo simulation model. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs. The fair value for each award may differ based on the applicable data, assumptions, and estimates used in the model.

Description of Compensation Arrangements

Executive Employment and Severance Agreements

We do not have employment agreements currently in effect with any of our NEOs. Like other employees, such executive officers are eligible for annual salary increases, participation in the performance bonus plan and discretionary equity grants. From time to time, we have provided an offer letter in connection with the commencement of employment of an executive officer based in the United States, which describes such executive officer’s initial terms of employment. We do not have agreements currently in effect with any of our NEOs entitling such individuals to severance benefits (other than in connection with a change in control pursuant to our change in control plan described below).

Amended and Restated Executive Change in Control and Severance Benefit Plan

Each of the continuing NEOs is a participant in the change in control plan, a description of which is included below under the heading “Potential Payments upon Termination or Change in Control—Amended and Restated Executive Change in Control and Severance Benefit Plan.”

Equity Compensation Arrangements

Since the Azur Merger, we have granted equity awards to employees, including the NEOs, under the 2011 Plan. From the initial public offering of Jazz Pharmaceuticals, Inc. until the Azur Merger, we granted equity awards to our employees, including some of the NEOs, under the 2007 Plan. As a result of the GW Acquisition, we assumed the GW 2020 Long-Term Incentive Plan. For more information on our current equity compensation program and decisions regarding the grants of equity awards in 2022 for our NEOs, see “Compensation Discussion and Analysis—2022 Compensation Decisions for Our Named Executive Officers” above. The following is a brief summary of the material terms of each of our equity compensation plans.

2011 Equity Incentive Plan

The following is a brief summary of the material terms of the 2011 Plan, as amended and restated.

Types of Awards. The 2011 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, RSU awards, other stock awards, and performance awards (including PSU awards) that may be settled in cash, shares, or other property, which may be granted to employees, including officers.

Corporate Transactions. In the event of certain significant corporate transactions (as defined in the 2011 Plan and described below), our board of directors will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such corporate transaction),

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unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by our board of directors at the time of grant:

•	arrange for assumption, continuation, or substitution of a stock award by a surviving or acquiring corporation (or its parent company);

•	arrange for the assignment of any reacquisition or repurchase rights applicable to any shares issued pursuant to a stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting, in whole or in part, and exercisability of a stock award and provide for its termination if it is not exercised at or prior to the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase rights applicable to any shares issued pursuant to a stock award;

•

cancel or arrange for the cancellation of a stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the board of directors may consider appropriate; or

•

make a payment equal to the excess, if any, of (a) the value of the property that the participant would have received upon the exercise of the stock award over (b) any exercise price payable in connection with such exercise.

Our board of directors need not take the same action for each stock award or with regard to all participants.

For purposes of the 2011 Plan, a “corporate transaction” generally means (i) a sale or disposition of all or substantially all our assets or a sale or disposition of at least 90% of our outstanding securities; (ii) a merger, consolidation or similar transaction after which we are not the surviving corporation; or (iii) a merger, consolidation or similar transaction after which we are the surviving corporation but our ordinary shares are converted or exchanged into other property.

Change in Control. The board of directors has the discretion to provide additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2011 Plan and described below) as may be provided in a stock award agreement or any other written agreement between us or any of our affiliates and a participant. The forms of stock option agreement and RSU award agreement adopted by the board of directors under the 2011 Plan provide that in the event a participant’s service relationship with us or a successor entity is terminated due to an involuntary termination without cause (as defined in the stock award agreement and as described below) within 12 months following, or one month prior to, the effective date of a change in control, the vesting (and in the case of stock options, exercisability) of the stock award will accelerate in full. The treatment of the 2022 PSUs in the event of a change in control is described below under the heading, “Potential Payments upon Termination or Change in Control—Treatment of 2021 and 2022 PSUs.”

For purposes of the 2011 Plan and the forms of award agreements issued thereunder, a “change in control” generally means (i) a person or group acquires ownership of more than 30% of the combined voting power of our outstanding securities (other than directly from our company); (ii) certain compromises or arrangements sanctioned by the Irish courts, certain schemes, contracts or offers that have become binding on all of our shareholders, certain takeover bids, certain offers or reverse takeover transactions or a reorganization, merger, statutory share exchange, consolidation or similar transaction involving us, and (A) after which our shareholders do not own more than 50% of the combined voting power of the surviving entity or its parent in substantially the same proportion as their ownership of our outstanding voting securities immediately before the transaction, (B) a person or group acquires ownership of more than 30% of the combined voting power of the surviving entity or its parent, or (C) at least a majority of the members of the board of directors of the parent (or the surviving entity, if there is no parent) following such transaction are not incumbent board members (as defined in (v) below) at the time our board of directors approves the transaction; (iii) our shareholders or our board of directors approves a complete dissolution or liquidation of our company, or a complete dissolution or liquidation of our company otherwise occurs (except for a liquidation into a parent company); (iv) a sale, lease, exclusive license or other disposition of all or substantially all of our assets, other than to certain entities; or (v) individuals who were members of our board of directors on the date of adoption of the 2011 Plan (or members of our board of directors

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approved or recommended by a majority vote of such members still in office), referred to as “incumbent board members,” cease to constitute at least a majority of our board of directors.

An “involuntary termination without cause” generally means that a participant’s service relationship with us is terminated for any reason other than for the following reasons (and not upon a participant’s death or disability): (i) participant’s commission of any felony or crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof (with respect to Irish participants, the participant’s conviction for any criminal offense (other than an offense under any road traffic legislation in Ireland, the United Kingdom or elsewhere for which a fine or non-custodial penalty is imposed) or any offense under any regulation or legislation relating to insider dealing, fraud or dishonesty); (ii) participant’s attempted commission of or participation in a fraud or act of dishonesty against us; (iii) participant’s intentional, material violation of any contract or agreement with us or of any statutory duty owed to us; (iv) participant’s unauthorized use or disclosure of our confidential information or trade secrets; or (v) participant’s gross misconduct.

GW 2020 Long-Term Incentive Plan

The terms of the GW 2020 Long-Term Incentive Plan provide for the grant of stock options, stock appreciation rights, RSUs, other stock awards, and performance awards that may be settled in cash, shares, or other property. Ordinary shares granted to employees in exchange for GW ADS in connection with the GW Acquisition vest ratably over service periods of two years, while all post-acquisition grants vest ratably over service periods of four years and expire no more than 10 years after the date of grant.

2007 Employee Stock Purchase Plan

Additional long-term equity incentives are provided through the ESPP. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of section 423 of the Internal Revenue Code, or the Code. Under the ESPP, all of our regular employees and employees of any of our parent or subsidiary companies designated by the board of directors as eligible to participate may participate and may contribute, normally through payroll deductions, up to 15% of their earnings up to a total of $15,000 per purchase period for the purchase of our ordinary shares under the ESPP. The ESPP is currently offered to our regular employees in Ireland, Canada and the United States, including the NEOs. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with a duration of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which our ordinary shares will be purchased for employees participating in the offering. Unless otherwise determined by the board of directors, ordinary shares are purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of an ordinary share on the first date of an offering or (b) 85% of the fair market value of an ordinary share on the date of purchase.

Performance Bonus Plan

We maintain a performance bonus plan to reward executive officers and other employees for successful achievement of company-wide performance objectives and individual contributions toward those objectives on an annual basis. More information regarding the performance bonus plan is provided above under the headings “Compensation Discussion and Analysis—Goals for and Achievement of 2022 Performance-Based Compensation—2022 Performance Bonus Program” and “Compensation Discussion and Analysis—2022 Compensation Decisions for Our Named Executive Officers.”

401(k) Plan

Our employees based in the United States are eligible to participate in the 401(k) Plan. The 401(k) Plan is intended to qualify as a tax-qualified plan under section 401 of the Code. Employee contributions are held and invested by the 401(k) Plan’s trustee. The 401(k) Plan provides that each participant may contribute a portion of his or her pre-tax compensation, up to a statutory annual limit, which was $20,500 for employees under age 50,

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and $27,000 for employees age 50 and over in 2022. The 401(k) Plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. In 2013, we began making discretionary matching contributions, which for 2022, consisted of a match of 50% of up to the first 6% of eligible compensation contributed by each employee toward his or her 401(k) plan.

Additional Benefits

The NEOs are eligible to participate in our benefit plans generally available to all employees, as described in “Compensation Discussion and Analysis—Key Components and Design of the Executive Compensation Program.”

Pension Benefits

Other than with respect to tax-qualified defined contribution plans such as the 401(k) Plan, the NEOs do not participate in any plan that provides for retirement payments and benefits, or payments and benefits that will be provided primarily following retirement.

Nonqualified Deferred Compensation

During the year ended December 31, 2022, the NEOs did not contribute to, or earn any amounts with respect to, any defined contribution or other plan sponsored by us that provides for the deferral of compensation on a basis that is not tax-qualified.

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Executive Compensation (continued)

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for the fiscal year ended December 31, 2022, certain information regarding outstanding equity awards held at fiscal year-end for the NEOs.

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END TABLE

	Options(1)				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
Bruce C. Cozadd	92,083	37,917(8)	113.10	2/26/2030	44,788(10)	7,135,176	89,576	14,270,353
	119,791	5,209(9)	140.03	2/27/2029	28,443(11)	4,531,254	36,365	5,793,308
	92,500	—	140.67	2/29/2028	26,000(12)	4,142,060	—	—
	86,500	—	136.18	3/1/2027	12,500(13)	1,991,375	—	—
	77,500	—	123.36	2/24/2026	—	—	—	—
	72,500	—	175.19	2/25/2025	—	—	—	—
	48,784(7)	—	166.62	2/26/2024	—	—	—	—
Daniel N. Swisher, Jr.(14)	16,723	9,386(8)	113.10	2/26/2030	13,507(10)	2,151,800	27,014	4,303,600
	18,338	1,028(9)	140.03	2/27/2029	8,232(11)	1,311,440	10,891	1,735,045
	22,731	—	140.67	2/29/2028	6,446(12)	1,026,912		—
					2,481(13)	395,248
Renée Galá	28,531	12,969(15)	109.45	5/6/2030	11,730(10)	1,868,706	23,460	3,737,413
	—	—	—	—	7,586(11)	1,208,526	9,700	1,545,307
	—	—	—	—	8,300(16)	1,322,273	—	—
Robert Iannone, M.D.,M.S.C.E.	19,125	7,875(8)	113.10	2/26/2030	11,374(10)	1,811,992	22,748	3,623,984
	27,322	3,178(17)	137.12	8/7/2029	6,401(11)	1,019,743	8,180	1,303,156
	—	—	—	—	5,400(12)	860,274	—	—
	—	—	—	—	3,050(18)	485,896	—	—
Kim Sablich	26,250	15,750(19)	127.07	8/5/2030	9,953(10)	1,585,612	19,906	3,171,255
			—	—	6,401(11)	1,019,743	8,180	1,303,156
			—	—	8,400(20)	1,338,204	—	—

(1)

In addition to the specific vesting schedule for each stock award, each unvested stock award is subject to the general terms of the 2011 Plan, as applicable, including the potential for future vesting acceleration described above under the heading “Description of Compensation Arrangements—Equity Compensation Arrangements” as well as the potential vesting acceleration (i) under the terms of the change in control plan described below under the heading “Potential Payments upon Termination or Change in Control—Amended and Restated Executive Change in Control and Severance Benefit Plan” and (ii) pursuant to the 2021 and 2022 RSU and PSU award agreements described under, “Potential Payments upon Termination or Change in Control—Treatment of 2021 and 2022 RSUs and—Treatment of 2021 and 2022 PSUs.”

(2)

As a general matter, stock options granted to NEOs expire on the day before the tenth anniversary of their grant date, or earlier in the event of an NEO’s termination of service. In the event of an NEO’s termination of service, stock options generally expire three months after such termination of service, subject to extension under limited circumstances such as if the sale of shares during such time was prohibited by our insider trading policy or if exercise would result in violation of securities registration requirements. For more information, see description under the heading “Potential Payments upon Termination or Change in Control—Equity Compensation Plans.”

(3)

Subject to the terms of the award agreement, each time-based RSU award listed in this column represents an RSU award that vests in four equal annual installments on the anniversary of the applicable vesting commencement date.

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(4)

The market values of the time-based RSU awards that have not vested are calculated by multiplying the number of shares underlying the RSU awards shown in the table by $159.31, the closing price of our ordinary shares on December 30, 2022.

(5)

In accordance with SEC rules, (i) with respect to the 2021 PSUs, amounts reported represent target achievement of performance criteria and (ii) with respect to the 2022 PSUs, amounts reported represent maximum achievement of performance criteria. For the PSUs granted in 2021, the actual number of PSUs that could be earned is between 0% and 200% of the target number of PSUs, which vest depending on the company’s achievement with respect to certain performance criteria and our relative TSR compared to the constituents of the Russell 1000 pharmaceutical and biotechnology component companies over the 2.66-year performance period. For the PSUs granted in 2022, the actual number of PSUs that could be earned is between 0% and 200% of the target number of PSUs, which vest depending on the company’s achievement with respect to certain performance criteria and our relative TSR compared to the constituents of the Russell 1000 pharmaceutical and biotechnology component companies over a three-year performance period. For additional information on the 2022 PSUs, see “Compensation Discussion and Analysis—2022 Compensation Decisions of Our Named Executive Officers—Long-Term Incentive Program” and “Compensation Discussion and Analysis—Goals for and Achievement of 2022 Performance-Based Compensation—2022 – 2024 PSU Program above.

(6)

The market values of the PSU awards that have not vested are calculated by multiplying the number of shares underlying the PSU awards shown in the table by $159.31, the closing price of our ordinary shares on December 30, 2022.

(7)

The number of shares reported reflects the transfer of beneficial ownership of a portion of the indicated stock option awards in 2015 to Mr. Cozadd’s former spouse pursuant to a domestic relations order.

(8)	The unexercisable shares subject to this stock option award as of December 31, 2022 vest monthly from January 27, 2023 to February 27, 2024.

(9)	The unexercisable shares subject to this stock option award as of December 31, 2022 vest monthly from January 28, 2023 to February 28, 2023.

(10)	Time-based RSUs awarded on March 3, 2022, vesting in equal annual installments over four years measured from the vesting commencement date of March 5, 2022.

(11)	Time-based RSUs awarded on February 25, 2021, vesting in equal annual installments over four years measured from the vesting commencement date of March 5, 2021.

(12)	Time-based RSUs awarded on February 27, 2020, vesting in equal annual installments over four years measured from the vesting commencement date of March 5, 2020.

(13)	Time-based RSUs awarded on February 28, 2019, vesting in equal annual installments over four years measured from the vesting commencement date of March 5, 2019.

(14)	The number of shares reported reflects the transfer of a portion of the awards in 2022 to Mr. Swisher’s former spouse pursuant to a qualified domestic relations order.

(15)	The unexercisable shares subject to this stock option award as of December 31, 2022 vest monthly from January 16, 2023 to March 16, 2024.

(16)	Time-based RSUs awarded on May 7, 2020, vesting in equal annual installments over four years measured from the vesting commencement date of April 5, 2020.

(17)	The unexercisable shares subject to this stock option award as of December 31, 2022 vest monthly from January 29, 2023 to May 29, 2023.

(18)	Time-based RSUs awarded on August 8, 2019, vesting in equal annual installments over four years measured from the vesting commencement date of June 5, 2019.

(19)	The unexercisable shares subject to this stock option award as of December 31, 2022 vest monthly from January 1, 2023 to June 1, 2024.

(20)	Time-based RSUs awarded on August 6, 2020, vesting in equal annual installments over four years measured from the vesting commencement date of June 5, 2020.

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Executive Compensation (continued)

Option Exercises and Stock Vested

The following table provides information on stock awards vested and stock options exercised, including the number of shares acquired upon exercise and the value realized, determined as described below, for the NEOs in the year ended December 31, 2022.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Bruce C. Cozadd	151,493	13,656,638	44,232	6,809,954

Daniel N. Swisher, Jr.(3)	—	—	14,924	2,194,423

Renée Galá	—	—	6,679	1,065,316

Robert Iannone, M.D., M.S.C.E	—	—	7,884	1,199,454

Kim Sablich	—	—	6,334	955,400

(1)

The value realized on exercise is based on the difference between the closing price of our ordinary shares on the date of exercise and the applicable exercise price of those options and does not represent actual amounts received by the NEOs as a result of the option exercises.

(2)	The value realized on vesting is based on the number of shares underlying the RSUs that vested and the closing price of our ordinary shares on the vesting date.

(3)

In addition to the information provided in the table above with respect to stock awards vested and stock options exercised, PSUs covering 324 ordinary shares, RSUs covering 3,112 ordinary shares and stock options covering 51,794 ordinary shares were transferred to Mr. Swisher’s former spouse pursuant to a qualified domestic relations order. Mr. Swisher did not realize a specific dollar amount upon this transfer, as the transfer was made in connection with a mutually agreed allocation of and release of claims with respect to marital property.

Potential Payments upon Termination or Change in Control

Amended and Restated Executive Change in Control and Severance Benefit Plan

All of our continuing NEOs are eligible for certain severance and change in control benefits under our change in control plan. The change in control plan applies to eligible executive employees of U.S. affiliates of Jazz and provides that, in the event that an executive’s employment terminates due to an involuntary termination without cause or a constructive termination, in each case upon or within 12 months following a change in control (as such terms are defined in the change in control plan and described generally below), and assuming all of the other conditions of the change in control plan are met, each executive who is a participant in the change in control plan (including each of our NEOs) would be entitled to the following benefits under the change in control plan:

•

A single, lump sum cash severance payment equal to the sum of: (i) the applicable base salary described below, multiplied by the applicable percentage set forth below; plus (ii) the product of (A) the applicable base salary, (B) the applicable bonus percentage described below and (C) the applicable percentage set forth below; plus (iii) the product of (A) the applicable base salary, (B) the applicable bonus percentage and the quotient obtained by dividing the number of full months that an executive is employed in the year of the termination by 12.

¡

The “applicable base salary” is the higher of the executive’s base salary in effect (i) on the date of termination (without giving effect to any reduction in base salary that would constitute grounds for a constructive termination) or (ii) immediately prior to the change in control, without giving effect to any voluntary pay reduction taken by the executive during the 12 months preceding the date of termination or the change in control.

¡	The “applicable percentage” is 200% for our CEO, executive chairperson or president, 150% for senior vice presidents and above and 100% for vice presidents.

¡

The “applicable bonus percentage” is the greater of (i) the highest amount of any annual bonus paid to the executive for either of the last two calendar years prior to (A) the date of termination or (B) the change in control, in each case expressed as a percentage of the executive’s base salary for the applicable year,

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and (ii) the higher of the executive’s target bonus for the calendar year in which (A) the termination occurs or (B) the change in control occurs, in each case expressed as a percentage of the executive’s base salary for such year.

•

Full payment of all of the applicable COBRA premiums for any health, dental or vision plan sponsored by us for a period of up to (i) 24 months for our CEO, executive chairperson or president, (ii) 18 months for executive vice presidents and senior vice presidents, and (iii) 12 months for vice presidents, provided that the executive timely elects continued coverage.

•	Acceleration in full of the vesting and exercisability, as applicable, of outstanding stock options and other equity awards held by the executive.

The following key terms are defined in the change in control plan:

•

A “change in control” generally means: (i) a person or group acquires ownership of more than 30% of the combined voting power of our outstanding securities (other than directly from our company); (ii) certain compromises or arrangements sanctioned by the Irish courts, certain schemes, contracts or offers that have become binding on all of our shareholders, certain takeover bids, certain offers or reverse takeover transactions, or a reorganization, merger, statutory share exchange, consolidation or similar transaction involving us, after which our shareholders do not own more than 50% of the combined voting power of the surviving entity or its parent in substantially the same proportion as their ownership of our outstanding voting securities immediately before the transaction, or a person or group acquires ownership of more than 30% of the combined voting power of the surviving entity or its parent, or at least a majority of the members of the board of directors of the parent (or the surviving entity, if there is no parent) following such transaction are not incumbent board members (as defined in (v) below) at the time our board of directors approves the transaction; (iii) our shareholders or our board of directors approves a complete dissolution or liquidation of our company, or a complete dissolution or liquidation of our company otherwise occurs (except for a liquidation into a parent company); (iv) a sale, lease, exclusive license or other disposition of all or substantially all of our assets, other than to certain entities; or (v) individuals who were members of our board of directors as of February 10, 2016 (or members of our board of directors approved or recommended by a majority vote of such members still in office), referred to as “incumbent board members,” cease to constitute at least a majority of the board of directors.

•

An “involuntary termination without cause” generally means an executive’s employment is terminated for any reason other than for the following reasons: (i) the executive’s unauthorized use or disclosure of confidential information or trade secrets which causes material harm to us; (ii) the executive’s material breach of any agreement with us (or the executive’s material violation of any statutory duty owed to us) after an opportunity to cure; (iii) the executive’s material failure to comply with our written policies or rules after an opportunity to cure; (iv) the executive’s conviction or plea of guilty or no contest to any crime involving fraud, dishonesty or moral turpitude; (v) the executive’s gross misconduct; (vi) the executive’s continued failure to perform his or her assigned duties after notification; or (vii) the executive’s failure to reasonably cooperate in good faith with any governmental or internal investigation of us or our directors, officers or employees. An “involuntary termination without cause” also includes an executive’s termination of employment due to death or disability.

•

A “constructive termination” generally means an executive resigns employment after any of the following actions are taken or events occur without the executive’s written consent: (i) one or more reductions in the executive’s base salary that results in a total reduction in the executive’s base salary, as in effect immediately prior to the change in control or any higher base salary in effect following the change in control, by more than 10%; (ii) a relocation of the executive’s principal place of employment that increases the executive’s one-way commute by more than 35 miles; (iii) a substantial reduction in the executive’s authority, duties or responsibilities that are in effect immediately prior to the change in control, provided that if the executive holds the same position but the size of the executive’s employing entity or business unit has decreased significantly or our company or the executive’s employing entity ceases to be a publicly-traded corporation, the executive’s authority, duties and responsibilities will be considered to be substantially reduced; (iv) a reduction in the executive’s title; or (v) a substantial increase in executive’s required business travel as compared with the executive’s required business travel prior to the change in control.

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We benefit by requiring the executive to execute an effective general waiver and release of claims in order to be eligible to receive benefits under the change in control plan. All other benefits (such as life insurance, disability coverage and 401(k) Plan eligibility) will terminate as of the executive’s termination date.

The change in control plan does not provide for the gross up of any excise taxes imposed by section 4999 of the Code. If any of the severance benefits payable under the change in control plan would constitute a “parachute payment” within the meaning of section 280G of the Code, subject to the excise tax imposed by section 4999 of the Code, the change in control plan provides for a best after-tax analysis with respect to such payments, under which the executive will receive whichever of the following two alternative forms of payment would result in executive’s receipt, on an after-tax basis, of the greater amount of the transaction payment notwithstanding that all or some portion of the transaction payment may be subject to the excise tax: (i) payment in full of the entire amount of the transaction payment, or (ii) payment of only a part of the transaction payment so that the executive receives the largest payment possible without the imposition of the excise tax.

The executive would not receive benefits under the change in control plan in certain circumstances, including if (i) the executive voluntarily terminates employment with us to accept employment with another entity that is controlled, directly or indirectly, by us or is otherwise affiliated with us; (ii) the executive does not confirm in writing that he or she is subject to agreements with us relating to proprietary and confidential information and our code of conduct; or (iii) the executive does not return all company property. In addition, benefits would be terminated under the change in control plan if the executive willfully breaches his or her agreements with us relating to proprietary and confidential information or our code of conduct.

The structure and amount of benefits provided under the change in control plan are intended to balance our goals of attracting and retaining highly qualified individuals, providing the appropriate incentive for such individuals to perform in the best interests of our shareholders and maintaining responsible pay practices. Our compensation committee periodically reviews market data to gain a general understanding of the change in control benefits offered by our competitors and reviews the benefits offered under the change in control plan against such market data to ensure that the benefits under the change in control plan remain appropriate.

Equity Compensation Plans

The 2011 Plan and award agreements thereunder provide for potential vesting acceleration upon an executive’s termination in connection with a change in control and, at the discretion of the board of directors, upon certain change in control events, as further described above under the heading “Description of Compensation Arrangements—Equity Compensation Arrangements.” In addition, under the terms of the 2011 Plan and the option award agreements thereunder, the vested portion of stock options granted to the NEOs will generally expire three months after the applicable NEO’s termination of service, subject to extension under limited circumstances such as if the sale of shares during such time was prohibited by our insider trading policy or if exercise would result in violation of securities registration requirements. We refer to the period following the NEO’s termination during which he or she can continue to exercise his or her vested stock options as the post-termination exercise period. However, in termination situations involving the death or disability of an NEO, the post-termination exercise period is generally extended up to 12 months in connection with a termination due to disability and up to 18 months in connection with a termination due to death. As the value of such extended post-termination exercise periods is not quantifiable, such value is not included in the table below.

Treatment of 2021 and 2022 RSUs

The RSU award agreements applicable to the RSUs granted in 2021 and 2022 provide for vesting continuation or potential vesting acceleration upon an executive’s death, disability or retirement. If an NEO’s continuous service terminates due to death, such vesting of the RSUs will be accelerated in full, effective as of the date of such termination. If an NEO’s continuous service terminates due to disability, the NEO’s unvested RSUs will continue to vest pursuant to the original vesting schedule as provided in the RSU award grant notice. If, on or after the first anniversary of the date of grant of such RSUs, the NEO’s continuous service terminates due to the NEO’s Regular Retirement or NEO’s Long-Service Retirement (each as defined below), then provided that (i) the NEO has given the company at least four months advance written notice of the NEO’s intention to terminate her/his continuous service and (ii) the NEO executes and delivers a non-solicitation agreement satisfactory to the

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company that will apply for a period of 12 months after the termination date, then the RSUs will be treated as follows: (1) In the case of an NEO’s Regular Retirement, a pro-rata portion of each unvested tranche of RSUs will continue to vest pursuant to the original vesting schedule as provided in the grant notice. For each such unvested tranche of the RSUs, such pro-rata portion will be determined by reference to the number of RSUs in such unvested tranche of the award multiplied by the ratio of (x) the number of calendar days that have elapsed from the vesting commencement date through the date of an NEO’s termination of continuous service divided by (y) the total number of calendar days in such vesting tranche (which, for clarity, will be equal to the number of calendar days that have elapsed from the vesting commencement date through the vesting date for such tranche), and rounded down to the nearest whole RSU. For purposes of the foregoing, “Regular Retirement” means an NEO’s voluntary termination of continuous service, unless circumstances exist at the time of such termination that would constitute cause, following: (a) the NEO’s completion of five years of continuous service and (b) the NEO’s attainment of age 55. (2) In the case of the NEO’s Long-Service Retirement, all of the NEO’s unvested RSUs will continue to vest pursuant to the original vesting schedule as provided in the grant notice. For purposes of the Award, “Long-Service Retirement” means an NEO’s voluntary termination of continuous service, unless circumstances exist at the time of such termination that would constitute cause, following: (a) the NEO’s completion of 10 years of continuous service and (b) the NEO’s attainment of age 55.

Treatment of 2021 and 2022 PSUs

The PSU award agreements applicable to the PSUs granted in 2021 and 2022 provide for vesting schedule adjustments or vesting acceleration benefits upon certain termination and change in control events. If a change in control occurs prior to the last day of the performance period and if the award is assumed or continued or substituted with a similar stock award in connection with such change in control, then the vesting schedule of the award will be revised in a manner as though the greater of (i) the number of target PSUs and (ii) the number of certified PSUs (as determined in accordance with the award agreement), or the CIC PSUs, had been subject solely to a vesting schedule pursuant to which the CIC PSUs would have vested on the last day of the performance period, subject to the NEO’s continuous service through such date. In the event an NEO’s service relationship with us or a successor entity is terminated due to an involuntary termination without cause (and other than due to death or disability) within 12 months following, or one month prior to, the effective date of a change in control (and in each case prior to the last day of the performance period), the CIC PSUs will become vested. If the NEO experiences an involuntary termination without cause or a constructive termination pursuant to the change in control plan prior to the last day of the performance period, the CIC PSUs will become vested.

In addition, if the NEO’s continuous service terminates prior to the last day of the performance period due to death, then a number of PSUs will become vested in an amount equal to (i) the number of target PSUs, multiplied by (ii) a ratio, the numerator of which is the number of calendar days during the performance period that the NEO was in continuous service and the denominator of which is the total number of calendar days in the performance period, with the resulting number rounded up to the nearest whole PSU. If the NEO’s continuous service terminates prior to the last day of the performance period due to the NEO’s disability or retirement (as defined in the PSU award agreement), then effective as of the vesting date, a number of PSUs will become vested in an amount equal to (i) the number of certified PSUs determined in accordance with the award agreement, multiplied by (ii) a ratio, the numerator of which is the number of calendar days during the performance period that the NEO was in continuous service and the denominator of which is the total number of calendar days in the performance period, with the resulting number rounded up to the nearest whole PSU. With respect to the 2022 PSUs, the performance period for purposes of determining the prorated number of PSUs that will vest upon death, disability or retirement as described in this paragraph means the period commencing on (and including) the date of grant and ending on (and including) December 31, 2024.

Potential Payments upon Termination or Change in Control Table

The following table estimates the potential severance payments and benefits under the change in control plan to which the NEOs would have been entitled in connection with specified termination events, calculated as if each NEO’s employment had terminated as of December 31, 2022. In addition, the table sets forth the amounts to which the NEOs would have been entitled under the 2011 Plan, if, upon a corporate transaction or change in control transaction, the board of directors had exercised its discretion to accelerate the vesting and exercisability

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of stock options and the vesting of PSU awards and RSU awards, and such event had occurred on December 31, 2022. The table also reflects amounts relating to potential vesting acceleration of the 2021 and 2022 PSU awards and RSU awards, as described above.

There are no other agreements, arrangements or plans that entitle any NEOs to severance, perquisites or other benefits upon termination of employment or a change in control. For purposes of the table below, we have assumed that none of the potential severance benefits payable under the change in control plan would be subject to the excise tax imposed by section 4999 of the Code and therefore would not be reduced in accordance with the terms of the change in control plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

AS OF DECEMBER 31, 2022

Name	Benefit	Involuntary Termination Without Cause or Constructive Termination in Connection with a Change of Control($)(1)(8)	Certain Corporate Transactions($)(2)	Death (No Change of Control) ($)(3)	Disability or Retirement (No Change of Control) ($)(4)

Bruce C. Cozadd	Lump Sum Cash Severance Payment	5,936,200	—	—	—

	COBRA Payments	85,732	—	—	—

	Vesting Acceleration(5)	32,580,905	32,580,905	17,370,651	11,666,431

	Benefit Total	38,602,837	32,580,905	17,370,651	11,666,431

Daniel N. Swisher, Jr.	Lump Sum Cash Severance Payment	3,467,000	—	—	—

	COBRA Payments	85,732	—	—	—

	Vesting Acceleration(5)	9,225,787	9,225,787	5,175,964	3,463,240

	Benefit Total	12,778,519	9,225,787	5,175,964	3,463,240

Renée Galá	Lump Sum Cash Severance Payment	2,101,210	—	—	—

	COBRA Payments	64,299	—	—	—

	Vesting Acceleration(5)	8,460,147	8,460,148	4,588,657	3,077,232

	Benefit Total	10,625,656	8,460,148	4,588,657	3,077,232

Robert Iannone, M.D., M.S.C.E	Lump Sum Cash Severance Payment	2,012,815	—	—	—

	COBRA Payments	61,170	—	—	—

	Vesting Acceleration(5)	7,727,471	7,727,471	4,175,509	2,831,735

	Benefit Total	9,801,456	7,727,471	4,175,509	2,831,735

Kim Sablich	Lump Sum Cash Severance Payment	1,825,000	—	—	—

	Cobra Payments	61,170	—	—	—

	Vesting Acceleration(5)	7,340,103	7,340,104	3,882,792	2,605,356

	Benefit Total	9,226,273	7,340,104	3,882,792	2,605,356

(1)

These benefits would be payable under the change in control plan if the involuntary termination without cause or constructive termination occurred upon or within 12 months following a change in control and assuming such termination took place on December 31, 2022. The

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forms of equity grant agreements under the 2011 Plan provide for the same vesting acceleration benefit as shown here under the change in control plan (except as otherwise described above under the heading, “Potential Payments upon Termination or Change in Control—Treatment of 2021 and 2022 PSUs”), therefore no separate vesting acceleration benefit is listed. Pursuant to the change in control plan, an involuntary termination without cause also includes an individual’s death or disability.

(2)

These benefits would be payable under the 2011 Plan, if, upon a corporate transaction event, including a change of control, the board of directors exercised its discretion to accelerate the vesting and exercisability of outstanding equity grant agreements, assuming the vesting acceleration took place on December 31, 2022. For a description of the potential vesting acceleration provisions in the 2011 Plan, see “Description of Compensation Arrangements—Equity Compensation Arrangements” above. As described above under “Potential Payments upon Termination or Change in Control—Treatment of 2021 and 2022 PSUs,” the terms of the 2021 and 2022 PSUs provide for a vesting schedule adjustment if a change in control occurs prior to the last day of the performance period and if the award is assumed or continued or substituted with a similar stock award in connection with such change in control, Since this value of this vesting schedule adjustment is based on future events, including with respect to PSU award certification, no separate quantification of this benefit is shown. However, the value of the 2021 and 2022 PSU full vesting acceleration is included in the table.

(3)

Represents the value of the 2021 and 2022 RSU vesting acceleration and pro-rated portion of 2021 and 2022 PSU vesting benefit upon death. Since the value of the extended post-termination option exercise period in this termination scenario is not quantifiable, such value is not included in the table.

(4)

Represents the value of 2021 and 2022 RSU vesting continuation upon a termination due to disability as well as the value of 2021 RSU vesting continuation upon retirement. The value of 2022 RSU vesting continuation upon retirement is not included because the vesting continuation benefit in this termination scenario under the 2021 and 2022 RSUs does not arise until one year from the date of grant. The value of the 2021 and 2022 PSU vesting benefit upon retirement or a termination due to disability is not included because no PSUs were earned as of December 31, 2022. In addition, since the value of the extended post-termination option exercise period in this termination scenario is not quantifiable, such value is not included in the table.

(5)

The value of equity grants vesting acceleration or continuation, as applicable, is based on the closing price of $159.31 per ordinary share on December 30, 2022, minus, in the case of stock options, the exercise price of the unvested stock option shares subject to acceleration.

Pay Ratio Disclosure

Under SEC rules, we are required to calculate and disclose the annual total compensation of our median employee, as well as the ratio of the annual total compensation of our median employee as compared to the annual total compensation of our CEO, or our CEO pay ratio. For 2022, to identify our median employee, we used the following methodology:

•	To determine our total population of employees, we included all full-time, part-time, regular and temporary employees as of October 1, 2022.

•

To identify our median employee from our employee population, we calculated the annual target amount of each employee’s 2022 base salary (using a reasonable estimate of the hours worked and no overtime for hourly employees) and bonus or commission, as applicable, and added the estimated value of all equity awards granted during 2022. For purposes of base salaries, bonuses and commissions, we used an estimate based on the rates in effect on October 1, 2022. The value of equity awards was not included in the calculation of the median of the annual total compensation of our employees for 2022.

•	In making this determination, we annualized the base salaries, bonuses and commissions of employees who were employed by us for less than the entire calendar year.

•	Compensation paid in foreign currencies was converted to U.S. dollars based on the average daily exchange rates for the year-to-date period ending on October 1, 2022.

Using this approach, we determined our median employee and then calculated the annual total compensation of this employee for 2022 in accordance with the requirements of the Summary Compensation Table.

For 2022, the median of the annual total compensation of our employees (other than our CEO) was $236,307 and the annual total compensation of our CEO, as reported in our Summary Compensation Table, was $17,325,618. Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 73 to 1.

The CEO pay ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules and applicable guidance. SEC rules and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions

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particular to that company. As a result, and as explained by the SEC when it adopted these rules, in considering the pay ratio disclosure, shareholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow shareholders to better understand and assess each company’s compensation practices and pay ratio disclosures.

Neither the compensation committee nor our management team used our CEO pay ratio measure in making compensation decisions.

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(continued)

Item 402(v) Pay versus Performance
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the company or the compensation committee view the link between the company’s performance and NEO pay. For additional information about our pay-for-performance
philosophy and how we align executive compensation with company performance, refer to “
Executive Compensation—Compensation Discussion and Analysis”
section above.
Required Tabular Disclosure of Pay versus Performance
The table below reflects information regarding the compensation of our NEOs for fiscal years 2022, 2021 and 2020, as well as our financial performance for each of these fiscal years in accordance with SEC rules. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid for
Non-PEO
NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation
S-K.
Use of the term “compensation actually paid” is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in “
Executive Compensation—Compensation Discussion and Analysis
” section above.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($) 1	Compensation Actually Paid to PEO($) 2	Average Summary Compensation Table Total for Non-PEO NEOs($) 1	Average Compensation Actually Paid to Non-PEO NEOs($) 2	Total Shareholder Return ($) 3	Peer Group Total Shareholder Return($) 3	GAAP Net Income/ (Loss) ($) (in thousands) 4	Total Revenues($) (in thousands) 5
2022	17,325,618	26,315,005	5,035,509	7,254,180	107	114	(224,060)	3,659,374
2021	15,679,311	4,921,238	4,544,613	2,655,063	85	126	(329,668)	3,094,238
2020	12,573,300	19,597,659	4,091,303	6,145,655	111	126	238,616	2,363,567

(1)
For each fiscal year, represents amount reported for our principal executive officer (PEO) and average amount reported for our non-PEO
NEOs, in each case in the Total column of the Summary Compensation Table. Our PEO for each of the applicable years is Bruce C. Cozadd. The non-PEO
NEOs for 2022 were Daniel N. Swisher, Jr. Renee Gala, Robert Iannone and Kim Sablich; the
non-PEO
NEOs 2021 were Daniel N. Swisher, Jr. Renee Gala, Robert Iannone, and Chris Tovey; and the
non-PEO
NEOs for 2020 were Daniel N. Swisher, Jr. Renee Gala, Robert Iannone, and Kim Sablich.

(2)
Amounts represent Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our non-PEO
NEOs for the relevant fiscal year. Compensation Actually Paid represents the amount reported in the Total column of the Summary Compensation Table for the applicable fiscal year, adjusted as shown below. Fair value or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns was determined as follows: (i) for RSUs, the closing price of our ordinary shares on the applicable fiscal year-end
date, or, in the case of vesting RSUs, the closing price of our ordinary shares on the applicable vesting date; (ii) for PSUs, the closing fair value of the awards using a Monte-Carlo simulation method, multiplied by a factor reflecting achievement of the probable outcome of the cumulative performance objective as of the measurement date; and (iii) for stock options, the closing
fair value of the stock

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Executive Compensation
(continued)

options based on a Black-Scholes option pricing model on the applicable fiscal year-end
date, or, in the case of vesting stock options, the closing fair value on the applicable vesting date. Details of the adjustments made to the Summary Compensation Table are as follows:

	2022		2021		2020
Adjustments	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)
Total compensation as reported in the Summary Compensation Table (SCT)	17,325,618	5,035,509	15,679,311	4,544,613	12,573,300	4,091,303
(Deduct): Grant date fair value of awards as reported in the Stock Awards and Option Awards columns in the SCT for applicable fiscal year (FY)	(14,873,643)	(3,865,859)	(13,414,116)	(3,505,027)	(10,091,856)	(3,037,957)
Add: ASC 718 fair value of awards granted during applicable FY that remain unvested as of applicable FY-end, determined as of applicable FY-end	18,049,908	4,691,422	9,742,948	2,802,063	17,526,705	5,048,743
Add/(deduct): ASC 718 fair value of awards granted during prior FYs that were outstanding and unvested as of applicable FY-end, determined based on change in ASC 718 fair value from prior FY-end to applicable FY-end	3,823,712	996,931	(6,252,113)	(1,092,121)	1,921,083	221,269
Add/(deduct): ASC 718 fair value of awards granted during prior FYs that vested during applicable FY, determined based on change in ASC 718 fair value from prior FY-end to vesting date	1,989,410	396,177	(834,792)	(94,465)	(2,331,573)	(177,703)

Total adjustments	8,989,387	2,218,671	(10,758,073)	(1,889,550)	7,024,359	2,054,352

Compensation actually paid	26,315,005	7,254,180	4,921,238	2,655,063	19,597,659	6,145,655

(3)
For the relevant fiscal year, represents the cumulative Total Shareholder Return of our ordinary shares and the NASDAQ Biotechnology Index at the end of each fiscal year. In each case, assume an initial investment of $100 on December 31, 2019, and reinvestment of dividends, if any.

(4)	The amounts represent the GAAP net income (loss) as reported in the company’s audited financial statements for the applicable fiscal year.

(5)
As required by Item 402(v) of Regulation
S-K,
we have determined that the Company-Selected Measure is total revenues as reported in the company’s audited financial statements for the applicable fiscal year.

Required Tabular Disclosure of Most Important Measures
The most important financial and
non-financial
performance measures used by the company to link compensation actually paid to the company’s NEOs for the most recently completed fiscal year to the company’s performance are set forth below. For further information regarding these performance metrics and their function in our executive compensation program, please see
“Executive Compensation—Compensation Discussion and Analysis”
above.

•	Total Revenues

•	Revenue (product- / therapeutic area-specific)

•	Non-GAAP Adjusted Operating Margin

•	Relative TSR

•	3 Year Revenue Compound Annual Growth Rate

•	Pipeline Progression

•	Regulatory Advancement

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Executive Compensation
(continued)

Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
As required by Item 402(v) of
Regulation S-K,
we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between company total shareholder return and that of the NASDAQ Biotechnology Index. As noted above, compensation actually paid for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

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Executive Compensation
(continued)

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the company specifically incorporates such information by reference.

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DIRECTOR COMPENSATION

Non-Employee Director Compensation Policy

Overview of Director Compensation. Our non-employee directors receive cash compensation and equity compensation for their service on the board of directors. The compensation committee reviews the compensation of our non-employee directors periodically and recommends changes to the board of directors when it deems appropriate. To assist with the compensation committee’s and the board of directors’ review, the compensation committee’s external compensation consultant prepares a comprehensive annual assessment of our non-employee director compensation program. The assessment includes benchmarking director compensation against the same peer group used for executive compensation decision-making, an update in recent trends in director compensation and a review of related corporate governance best practices. We target compensation for service on our board of directors and committees generally at the 50th percentile for board service at companies in our peer group of companies.

Non-Employee Director Compensation Policy. Our non-employee director compensation policy, or director compensation policy, was originally approved by our board of directors in 2013 and has subsequently been amended, most recently in 2022 to add cash compensation for service on the recently formed science & medicine committee and to adjust cash compensation for service on the transaction committee. The equity grants made pursuant to the director compensation policy are granted under the Amended and Restated 2007 Non-Employee Directors Stock Award Plan, or 2007 Directors Plan.

Limit on Director Compensation. In any case, the aggregate value of all compensation granted or paid, as applicable, to any non-employee director with respect to any period commencing on the date of the annual general meeting of our shareholders for a particular year and ending on the day immediately prior to the date of the annual general meeting of our shareholders for the subsequent year, including equity awards granted and cash fees paid by us to the non-employee director, will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the board of directors during that same period, $1,350,000 in total value.

Cash Compensation. Pursuant to our director compensation policy, each non-employee director was entitled to receive the following cash compensation for board services, as applicable, for 2022:

•	$60,000 per year for service as a member of our board of directors;

•	additional $50,000 per year for service as the Lead Independent Director;

•

supplemental amounts for the chairs of the following board committees in the following amounts: $25,000 per year for the chairperson of the audit committee, $22,500 per year for the chairperson of the compensation committee, $20,000 per year for the chairperson of the nominating and corporate governance committee, $22,500 per year for the chairperson of the science & medicine committee and $5,000 per meeting, up to $20,000 per year, for the chairperson of the transaction committee (prior to April 2022, the chair of the transaction committee received $22,500 per year); and

•

supplemental amounts for each member of the following board committees other than the chairs, in the following amounts: $15,000 per year for service as a member of the audit committee, $12,500 per year for service as a member of the compensation committee, $10,000 per year for service as a member of the nominating and corporate governance committee, $12,500 per year for service as a member of the science & medicine committee and $2,500 per meeting, up to $10,000 per year, for service as a member of the transaction committee (prior to April 2022, each member of the transaction committee received $12,500 per year).

The additional cash compensation described above for the non-employee director’s service on the committees other than the transaction committee is paid in four equal quarterly installments, earned upon the completion of service each calendar quarter. The additional cash compensation for the non-employee director’s service on the transaction committee is paid in four quarterly installments, earned upon the completion of services each calendar quarter.

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Director Compensation (continued)

Equity Compensation—Size of Annual Grants. Each individual who is a non-employee director on the date of an annual general meeting of shareholders and continuing as a non-employee director following such meeting will receive an automatic annual grant in the form of an RSU having a target grant date value of $400,000, or an automatic continuing annual grant. Each person who is elected or appointed to be a non-employee director for the first time other than at an annual general meeting and is entitled to receive an automatic annual grant in the form of an RSU having a target grant date value of $400,000, prorated based on the number of days from the date of election or appointment until the date of the first anniversary of the prior annual general meeting of shareholders, or an automatic prorated annual grant. The actual share amounts underlying each annual grant are determined by dividing the target grant date value by the company’s 30-day average share price ending on the grant date.

Equity Compensation—Terms of Annual Grants. The grant date of automatic continuing annual grants is the date of our annual general meeting and the grant date of automatic prorated annual grants is the second trading day following the filing date of our next quarterly or annual report filed under the Exchange Act that occurs after the date the director first joined our board of directors. Each automatic continuing annual grant vests in full on the first anniversary of the annual general meeting of our shareholders in the year an award is granted and each automatic prorated annual grant vests in full on the first anniversary of the annual general meeting of our shareholders held prior to the director’s initial election or appointment, subject in each case to the non-employee director’s continuous service through such dates. However, if a non-employee director does not stand for reelection at an annual general meeting of our shareholders in the year in which his or her term expires or otherwise resigns effective at an annual general meeting of our shareholders and, in either case, the non-employee director’s continuous service terminates at such meeting, then effective as of the date of such meeting, any unvested portion of the annual grant will become vested in full. The other terms and conditions applicable to equity awards made to our non-employee directors are included below under the heading “Equity Compensation Plans.”

Travel and Other Reasonable Expenses. In addition, our non-employee directors are reimbursed for travel and other reasonable expenses incurred in attending board or committee meetings, as are our employees who serve as directors. If any reimbursement payment is subject to tax imposed by the Irish Revenue Commissioners, each non-employee director is also entitled to a tax equalization payment in order to allow them to retain the full reimbursement payment. There were no such tax equalization payments made to any of our non-employee directors with respect to any reimbursement payments in 2022.

Directors Continuing Education

In furtherance of our ongoing commitment to the continuing education of our directors, our nominating and corporate governance committee adopted a policy for the reimbursement of director continuing education. Under this policy, we will pay or reimburse each director for enrollment fees and reasonable expenses incurred in connection with attending and participating each year in one director continuing education program and in one healthcare industry continuing education program, each sponsored by an outside provider.

Ownership Guidelines for Directors

We maintain share ownership guidelines for our non-employee directors which require each non-employee director to own a number of the company’s ordinary shares with a value equal to five times his or her annual cash retainer within five years of first becoming subject to the guidelines. As of March 31, 2023, each non-employee director was in compliance with his or her share ownership requirement under the applicable guidelines, except for Ms. Cook and Dr. Smith who joined our board of directors in December 2020 and, accordingly, have five years from their appointment, or until 2025, to comply with the guidelines.

Equity Compensation Plans

The 2007 Directors Plan, which was initially adopted by the Jazz Pharmaceuticals, Inc. board of directors and approved by the Jazz Pharmaceuticals, Inc. stockholders in connection with its initial public offering, was continued and assumed by us upon the consummation of the Azur Merger. Equity awards under our director compensation policy described above are granted under the 2007 Directors Plan.

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Director Compensation (continued)

With respect to options granted under the 2007 Directors Plan, if a non-employee director’s service relationship with us or any of our affiliates, whether as a non-employee director or subsequently as our employee, director or consultant or that of any of our affiliates, ceases for any reason other than disability or death, or after any 12-month period following a change in control, the optionee may exercise any vested options for a period of three months following the cessation of service. If such optionee’s service relationship with us, or any of our affiliates, ceases due to disability or death (or an optionee dies within a certain period following cessation of service), the optionee or a beneficiary may exercise the option for a period of 12 months in the event of disability, and 18 months in the event of death. With respect to options granted under the 2007 Directors Plan, if such optionee’s service terminates within 12 months following a specified change in control transaction, the optionee may exercise any vested portion of the option for a period of 12 months following the effective date of such a transaction. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

With respect to RSU awards granted under the 2007 Directors Plan, if a non-employee director’s service relationship with us or any of our affiliates, whether as a non-employee director or subsequently as our employee, director or consultant or that of any of our affiliates, ceases for any reason, any RSU awards that were unvested as of the date of such termination will be forfeited. RSU awards granted pursuant to the director compensation policy are also subject to potential acceleration, as described above under the heading, “Equity Compensation—Terms of Annual Grants.”

In the event of certain significant corporate transactions (which generally have a meaning similar to “corporate transaction” under the 2011 Plan), all outstanding awards under the 2007 Directors Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such awards, then (a) with respect to any such awards that are held by participants then performing services for us or our affiliates, the vesting and exercisability of such awards will be accelerated in full and such awards will be terminated if not exercised (if applicable) prior to the effective date of the corporate transaction and (b) all other outstanding awards will terminate if not exercised prior to the effective date of the corporate transaction. The board of directors may also provide that the holder of an outstanding award not assumed in the corporate transaction will surrender such award in exchange for a payment equal to the excess of (i) the value of the property that the holder would have received upon exercise of the award, over (ii) the exercise price otherwise payable in connection with the exercise. In addition, the vesting and exercisability of awards under the 2007 Directors Plan held by non-employee directors who are either required to resign their position as a condition of a specified change in control transaction (which generally has a similar meaning as a “change in control” under the 2011 Plan) or are removed from their position in connection with such a change in control will be accelerated in full.

2022 Equity Grants

In accordance with our non-employee director compensation policy described above, we made automatic continuing annual grants to each of our non-employee directors as a result of their continuing on the board of directors through our annual general meeting in July 2022, which grants consisted of an RSU award covering 2,561 ordinary shares. All RSUs granted to non-employee directors during 2022 were granted under the 2007 Directors Plan.

Director Compensation Table

The following table sets forth certain information with respect to the compensation of all of our non-employee directors for the fiscal year ended December 31, 2022.

Mr. Cozadd, our Chairperson and CEO, is not listed in the following table because he is our employee. Mr. Cozadd’s compensation is described under “Executive Compensation.” Mr. Cozadd received no additional compensation for serving on our board of directors in 2022.

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Director Compensation (continued)

DIRECTOR COMPENSATION FOR FISCAL 2022

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)

Jennifer E. Cook	87,641	393,677	481,318

Patrick G. Enright	87,500	393,677	481,177

Peter Gray	95,782	393,677	489,459

Heather Ann McSharry	105,782	393,677	499,459

Seamus Mulligan	89,186	393,677	482,863

Kenneth W. O’Keefe	75,000	393,677	468,677

Anne O’Riordan	81,744	393,677	475,421

Norbert G. Riedel, Ph.D.	94,910	393,677	488,587

Mark D. Smith, M.D.	78,429	393,677	472,106

Catherine A. Sohn, Pharm.D.	84,160	393,677	477,837

Rick E Winningham	128,429	393,677	522,106

Note: Amounts may not total due to rounding.

(1)

The dollar amounts in this column represent each non-employee director’s actual cash compensation earned for board services in 2022, which is equal to the aggregate of $60,000 per year for service as a member of the board plus supplemental amounts for his or her service on one or more board committees, and for Mr. Winningham, for service as Lead Independent Director. Each non-employee director’s cash compensation was earned and payable in four quarterly installments, as further described above. Fees paid to each of Ms. McSharry, Ms. O’Riordan and Messrs. Gray and Mulligan were paid in Euro. The conversion to U.S. dollars was calculated based on the average exchange rate for each quarter as reported by the OANDA Corporation.

(2)

The dollar amounts in this column reflect the aggregate grant date fair value of RSU awards computed in accordance with FASB ASC 718. The grant date fair value of each RSU award is measured based on the closing price of our ordinary shares on the date of grant. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee directors.

(3)

The aggregate number of shares subject to outstanding stock options and RSU awards held by the non-employee directors listed in the table above as of December 31, 2022 was as follows: 37,850 shares subject to outstanding stock options and 2,561 shares subject to outstanding RSUs for Mr. Mulligan; 15,305 shares subject to outstanding stock options and 2,561 shares subject to outstanding RSUs for Mr. Enright; 33,350 shares subject to outstanding stock options and 2,561 shares subject to outstanding RSUs for Mr. O’Keefe; 28,850 shares subject to outstanding stock options and 2,561 shares subject to outstanding RSUs for each of Dr. Sohn, Mr. Winningham, Ms. McSharry, Mr. Gray and Dr. Riedel; 6,475 shares subject to outstanding stock options and 3,424 shares subject to outstanding RSUs for each of Ms. Cook and Dr. Smith; and 18,670 shares subject to outstanding stock options and 2,561 shares subject to outstanding RSUs for Ms. O’Riordan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policy and Procedures for Review of Related Party Transactions

We have adopted a Related Party Transaction Policy that sets forth our procedures for the identification, review, consideration and approval or ratification of “related-person transactions.” For purposes of our policy, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we are, were or will be a participant, and the amount involved exceeds $120,000, and any “related person” had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person who has a position or relationship with a firm, corporation or other entity that engages in a transaction with us will not be deemed to have an indirect material interest in such transaction under this policy where the interest arises solely where: (i) if such entity is not a partnership, such related person’s position as a director of such entity and/or the direct or indirect ownership by such related person and all other related persons,

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Certain Relationships and Related Party Transactions (continued)

in the aggregate, of less than a 10% equity interest in such entity; or (ii) if such entity is a partnership, from such related person’s position as a limited partner in such entity and such related person’s and all other related persons have an interest in such entity of less than 10% in the aggregate, and the related person is not a general partner of and does not hold another position in such entity. A “related person” is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related-person transaction (including any transaction that was not a related-person transaction when originally consummated or any transaction that was not initially identified as a related-person transaction prior to consummation), our management team must present information regarding the related-person transaction to our audit committee (or, if audit committee approval would be inappropriate, to another independent body of our board of directors) for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related person(s), the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will, on an annual basis, collect information that our Chief Legal Officer, or CLO, deems reasonably necessary from each director, executive officer and (to the extent feasible) significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related-person transactions, our audit committee (or other independent body of our board of directors) will take into account the relevant available facts and circumstances including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated.

The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, our audit committee (or other independent body of our board of directors) must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our audit committee (or other independent body of our board of directors) determines in the good faith exercise of its discretion. The policy also requires that directors interested in a related-person transaction will recuse themselves from any discussion or vote on a related-person transaction in which they have an interest.

Transactions with Related Persons; Indemnification

Transactions with Related Persons. Except as described under ”Executive Compensation” and “Director Compensation” above except as would not be reportable in this proxy statement under SEC rules, since January 1, 2022, we have not engaged in any transactions, nor are any such transactions currently proposed, in which we were a participant and the amount involved exceeded $120,000, and in which any related person had or will have a direct or indirect material interest.

Indemnification Agreements. We have entered into indemnification agreements with our directors, executive officers and certain other of our officers and employees. These indemnification agreements require us, under the circumstances and to the extent provided for therein, to indemnify such persons to the fullest extent permitted by applicable law against certain expenses and other amounts incurred by any such person as a result of such person being made a party to certain actions, suits, proceedings and other actions by reason of the fact that such person is or was a director, officer, employee, consultant, agent or fiduciary of our company or any of our subsidiaries or other affiliated enterprises. The rights of each person who is a party to an indemnification agreement are in addition to any other rights such person may have under our Amended and Restated Memorandum and Articles of Association, the Irish Companies Act 2014, any other agreement, a vote of the shareholders of our company, a resolution of directors of our company or otherwise. We believe that these agreements are necessary to attract and retain qualified persons as our officers and directors. We also maintain directors’ and officers’ liability insurance.

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PROPOSAL 2

RATIFY, ON A NON-BINDING ADVISORY BASIS, THE APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZE, IN A BINDING VOTE, THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITORS’ REMUNERATION

Pursuant to authority delegated by the board of directors, the audit committee of the board of directors is responsible for the appointment, remuneration and retention of our independent auditors. The audit committee has selected and appointed KPMG, a registered public accounting firm, as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2023. Under Irish law, KPMG will be deemed to be reappointed as our independent auditors at the annual meeting without the necessity of a shareholder vote. However, our shareholders are being asked in this proposal to ratify such appointment on a non-binding advisory basis because we value our shareholders’ views on the company’s independent auditors. The board of directors and the audit committee intend to consider the results of this vote in making determinations in the future regarding the appointment of the company’s independent auditors. In addition, our shareholders are being asked to authorize the board of directors, acting through the audit committee, to determine KPMG’s remuneration. This authorization is required by Irish law.

KPMG has been engaged to audit our financial statements, beginning with our consolidated financial statements for the fiscal year ended December 31, 2012, since the consummation of the Azur Merger. Representatives of KPMG are expected to attend the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Proposal 2 is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved.

Independent Registered Public Accounting Firm Fees and Services

In connection with the audit of our 2022 financial statements, we entered into an engagement agreement with KPMG (KPMG, Dublin, Ireland, Auditor Firm ID: 1116) which sets forth the terms under which KPMG performed audit and tax services for the company.

The following table represents aggregate fees billed to us for the years ended December 31, 2022 and 2021 by KPMG, our independent registered public accounting firm (in thousands):

	Year Ended December 31,

	2022	2021

Audit Fees	$3,453	$4,039

Audit-Related Fees	109	176

Tax Fees	1,098	1,029

Tax compliance services	1,056	881

Tax advisory services	42	148

All Other Fees	3	3

Total Fees	$4,663	$5,247

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Proposal 2 (continued)

Audit Fees: Consist of fees and expenses for professional services in respect of the audit of the company’s consolidated financial statements and of our internal control over financial reporting, the review of quarterly consolidated financial statements and statutory audits.

Audit-Related Fees: Consist of fees for assurance and related services (e.g., due diligence services) that traditionally are performed by the independent accountant. More specifically, these services included: due diligence in connection with divestiture and consultation concerning financial accounting and reporting standards.

Tax Fees: Consist of fees and expenses for professional services for tax compliance, tax advice and tax planning. Tax compliance services consist of professional services related to domestic and international tax compliance, and assistance with domestic and international tax return preparation. Tax advisory service fees relate to tax advice and planning services provided to us in connection with certain transactions undertaken by the company in 2022 and 2021. During the year ended December 31, 2022, fees and expenses of approximately $1,056,000 were billed in connection with tax compliance services, and fees and expenses of approximately $42,000 were billed in connection with tax advice and planning services. During the year ended December 31, 2021, fees and expenses of approximately $881,000 were billed in connection with tax compliance services, and fees and expenses of approximately $148,000 were billed in connection with tax advice and planning services.

All Other Fees: Consist of fees for products and services other than the services described above. For the years ended December 31, 2022 and December 31, 2021, these fees were paid in connection with access to the online accounting and tax research tool of KPMG.

All of the services and fees described above were approved by our audit committee.

As shown in the table above, less than 1% of the total fees that KPMG billed us for in 2022 were for services other than audit, audit-related and tax compliance services.

Pre-Approval Policies and Procedures

Our audit committee has a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. Our policy generally requires the pre-approval of specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

Independence

Our audit committee determined that the rendering of the services other than audit services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence.

The board of directors recommends a vote “FOR” Proposal 2.

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PROPOSAL 3

NON-BINDING ADVISORY VOTE ON EXECUTIVE

COMPENSATION

Overview

Under the Dodd-Frank Act and Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers, or NEOs, as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote.

At our 2022 annual meeting of shareholders, our shareholders indicated their preference that we hold a non-binding say-on-pay vote every year and our board of directors has adopted a policy that is consistent with that preference. At our 2022 annual meeting of shareholders, the shareholders also overwhelmingly approved our say-on-pay proposal, with approximately 94% of the total votes cast voting in favor of the proposal.

This year, we are again asking our shareholders to vote “FOR” the advisory approval of the compensation of our NEOs as disclosed in the “Compensation Discussion and Analysis,” the compensation tables and the related narrative disclosure contained in this proxy statement beginning on page 47. As discussed in those disclosures, our compensation committee designs our executive compensation program with the following objectives and philosophy:

•

Attract, incentivize, reward and retain diverse, talented individuals with relevant experience in the life sciences industry through a competitive pay structure. We reward individuals fairly over time and seek to retain those individuals who continue to meet our high expectations.

•

Deliver balanced total compensation packages to accomplish our business objectives and mission. Our executive compensation program focuses on target total direct compensation, combining short-term and long-term components, cash and equity, and fixed and variable payments, in the proportions that we believe are the most appropriate to incentivize and reward our executive officers for achieving our corporate goals while minimizing incentives for excessive risk-taking or unethical conduct.

•

Align pay with our performance. Our annual performance bonus awards are not earned unless pre-determined levels of performance are achieved against annual corporate objectives approved by our board of directors at the beginning of the year. Likewise, our stock option awards will not provide realizable value and our restricted stock unit awards will not provide increased value unless there is an increase in the value of our shares, which benefits all shareholders. We also have executive share ownership guidelines to further support our ownership culture and align the interests of executive officers and shareholders. Further, beginning in 2021 we implemented a new performance-based equity program tied to the achievement of critical multi-year financial and other strategic objectives as well as relative total shareholder return goals, with performance-based restricted stock unit awards making up approximately 50% of each NEO’s target annual equity grant, and time-vested restricted stock unit awards making up the other approximately 50%.

The compensation committee will continue to monitor our business and the design of our executive compensation program.

Say-on-Pay Vote

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. The board of directors is asking our shareholders to indicate their support for the compensation of our NEOs as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Jazz Pharmaceuticals’ NEOs, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

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Proposal 3 (continued)

Because the vote is advisory, it is not binding on the board of directors or the company. Nevertheless, the views expressed by our shareholders, whether through this vote or otherwise, are important to management and the board of directors and, accordingly, the board of directors and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Proposal 3 is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved.

Unless our board of directors changes the frequency of future advisory votes on the compensation of our NEOs, the next advisory vote on the compensation of our NEOs will be held at the 2024 annual meeting of shareholders.

The board of directors recommends a vote “FOR” Proposal 3.

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PROPOSAL 4

BOARD AUTHORITY TO ISSUE SHARES FOR CASH WITHOUT FIRST OFFERING SHARES TO EXISTING SHAREHOLDERS

Background

As a matter of Irish law, when an Irish public limited company issues shares for cash (including rights to subscribe for, convert into or otherwise acquire any shares), unless otherwise authorized by shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the pre-emption right). Under Irish law, the authority to opt-out of the pre-emption right, which we call the pre-emption opt-out authority, can be granted by shareholders covering up to the maximum of a company’s authorized but unissued ordinary share capital for a maximum period of five years, at which point it lapses unless renewed by shareholders.

At our 2022 AGM, our shareholders approved our board of director’s authority to opt out of the pre-emption rights provision in the event of an issuance of shares for cash, up to the amount of 20% of our issued ordinary share capital in the aggregate, for a period of 18 months from the date of the 2022 AGM. Accordingly, our current pre-emption opt-out authority will expire on January 28, 2024, unless otherwise varied, renewed or revoked. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration or pursuant to employee equity plans.

Renewal Request

Pursuant to this Proposal 4, we are seeking a renewal of our existing authority to opt out of the pre-emption rights provision in the event of an issuance of ordinary shares for cash, if the issuances are limited to up to 20% of our issued ordinary share capital in the aggregate, for a period expiring on the date being 18 months from the passing of the below resolution, unless otherwise varied, renewed or revoked.

Accordingly, Proposal 4 is much more limited than Irish law maximally allows for in terms of both amount and duration as it relates to pre-emption opt-out authorities. We expect to next propose renewal of the Board’s pre-emption opt-out authority at our 2024 AGM.

We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Rather, approval of this Proposal 4 will simply provide our Board with certain continued flexibility to issue shares (subject to the board of directors’ authority to allot and issue such shares approved by shareholders at our 2021 annual general meeting of shareholders) that are already within our authorized share capital for cash on a non-pre-emptive basis, in accordance with the terms described herein, to advance our business and drive shareholder value, including, if applicable, in connection with potential capital-raising and corporate development transactions.

Why Our Shareholders Should Approve this Proposal 4

Granting our board of directors the pre-emption opt-out authority on the terms set forth in this Proposal 4 is vital to the way we intend to advance our business. In this regard, our strategy for sustainable growth is rooted in executing commercial launches and ongoing commercialization initiatives; advancing robust research and development programs and delivering impactful clinical results; effectively deploying capital to strengthen the prospects of achieving our short- and long-term goals through strategic corporate development; and delivering strong financial performance. In January 2022, we announced our Vision 2025, which aims to deliver sustainable growth and enhanced value, driving our continued transformation to an innovative, high-growth global pharmaceutical leader. The three core components of our Vision 2025 focus on commercial execution, pipeline productivity and operational excellence. In this regard, strategic capital allocation will continue to be an important driver of our growth, including investing in our current pipeline and facilitating our ability to continue corporate development.

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Proposal 4 (continued)

In any event, our strategy for growth depends in part on our ability to quickly take advantage of strategic opportunities, including potential acquisitions and other capital-intensive transactions that we believe would increase shareholder value. Many of these opportunities are highly competitive, with multiple parties often offering comparable or even the same economics.

If Proposal 4 is not approved, in each case where we propose to issue shares for cash consideration after January 28, 2024 and/or beyond the limits of our current pre-emption opt-out authority, we would first have to offer those shares on the same or more favorable terms to our existing shareholders pro-rata to their existing shareholdings following a specific Irish statutory procedure and timeline in the absence of a new shareholder approval to dis-apply the pre-emption rights provision to the issuance of those shares. This could put us at a distinct disadvantage vis-à-vis many of our peers in competing for acquisitions and similar transactions (particularly since many of the companies with which we compete strategically are listed and incorporated in the U.S. and are not subject to similar pre-emption right restrictions), and might make it difficult for us to complete such transactions in a timely manner or at all, thus potentially limiting our ability to further our strategy for growth by deploying capital to meet strategic goals that are in the best interests of our shareholders. Furthermore, we note that this pre-emption opt-out authorization is required as a matter of Irish law and is not otherwise required for U.S.-incorporated companies listed on Nasdaq or NYSE. And importantly, Jazz remains, like all U.S.-incorporated companies listed on Nasdaq, subject to compliance with Nasdaq listing rules, including the Nasdaq shareholder approval requirements related to equity issuances.

Supermajority Vote Standard; Special Resolution

As required under Irish law, Proposal 4 is a special resolution that requires the affirmative vote of at least 75% of the votes cast in person or by proxy at the AGM (including any adjournment thereof) in order to be approved. If Proposal 4 is approved, our current pre-emption opt-out authority approved at the 2022 AGM will be revoked effective upon the passing of the resolution set out below. If Proposal 4 is not approved, our current pre-emption opt-out authority approved at the 2022 AGM will continue to apply until January 28, 2024 unless otherwise varied, renewed or revoked following the AGM.

The board of directors is asking our shareholders to vote “FOR” the following special resolution:

“RESOLVED that the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 of Ireland (the 2014 Act) to allot equity securities (as defined in section 1023 of the 2014 Act) for cash, pursuant to the authority conferred by shareholders at Jazz Pharmaceuticals’ annual general meeting on July 29, 2021 in accordance with section 1021 of the 2014 Act, as if sub-section (1) of section 1022 of the 2014 Act did not apply to any such allotment, provided that this power shall be limited to the allotment of equity securities up to an aggregate nominal value of US$1,282.85 (12,828,534 shares) (being equivalent to approximately 20% of the aggregate nominal value of Jazz Pharmaceuticals’ issued ordinary share capital as at the last practicable date prior to the issue of the notice of this meeting), and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that Jazz Pharmaceuticals may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

The board of directors recommends a vote “FOR” Proposal 4.

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PROPOSAL 5

ADJOURNMENT PROPOSAL

You are being asked to consider and vote upon an adjournment proposal.

This resolution proposes to approve any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 4.

Proposal 4 is subject to the Irish law super majority voting regime of voting by special resolution, which requires no less than 75% of the votes of shareholders cast (in person or by proxy) at a general meeting to be voted “FOR” the proposal in order to be passed. Given the high vote threshold associated with Proposal 4, we are seeking your authority to adjourn the meeting to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 4.

The board of directors is asking our shareholders to vote “FOR” the following ordinary resolution:

“RESOLVED, that any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 4 set forth in this proxy statement, be approved.”

Proposal 5 is an ordinary resolution and must receive the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting (including any adjournment thereof) in order to be approved.

The board of directors recommends a vote “FOR” Proposal 5.

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QUESTIONS AND ANSWERS ABOUT

THESE PROXY MATERIALS AND VOTING

Q:	Why am I receiving these materials?

A:

Our board of directors is soliciting your proxy to vote at the annual meeting, including at any adjournments or postponements of the annual meeting. This proxy statement contains important information regarding the annual meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures.

Q:	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A:

We are pleased to take advantage of SEC rules that allow companies to furnish their proxy materials over the internet. Most of our shareholders will not receive paper copies of our proxy materials (unless requested), and will instead be sent a Notice of Internet Availability of Proxy Materials, or Notice. All shareholders receiving a Notice will have the ability to access the proxy materials on the website referred to in the Notice and to request a printed set of the proxy materials. Instructions on how to access the proxy materials via the internet or to request a printed set of the proxy materials may be found in the Notice.

Q:	Why did I receive a full set of proxy materials in the mail instead of a notice regarding the internet availability of proxy materials?

A:	We are providing shareholders who have previously requested a printed set of our proxy materials with paper copies of our proxy materials instead of a Notice.

Q:	What is the annual report included in the proxy materials?

A:

Under applicable U.S. securities laws, we are required to provide an annual report to security holders along with this proxy statement. We intend to satisfy this annual report requirement by providing the 2022 Annual Report on Form 10-K together with this proxy statement.

Q:	How do I attend the annual meeting?

A:

The annual meeting will be held on Thursday, August 3, 2023, at 9:45 a.m. local time at our corporate headquarters located at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland. For directions to attend the annual meeting in person, please contact our Investor Relations department at +353.1.634.7892 (Ireland) or +1.650.496.2800 (United States) or by email at investorinfo@jazzpharma.com. Information on how to vote in person at the annual meeting is discussed below. However, you do not need to attend the annual meeting to vote your shares and, as noted in the next question, we strongly recommend that you vote your shares in advance of the meeting as instructed below.

Q:	Who can vote at the annual meeting?

A:	Only shareholders of record at the close of business on June 7, 2023, the record date for the annual meeting, will be entitled to vote at the annual meeting.

Shareholders of Record: Shares registered in your name

If, at the close of business on June 7, 2023, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy over the telephone or via the internet as instructed below, or, for those shareholders who receive a paper proxy card in the mail, by mailing a completed proxy card.

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Questions and Answers About These Proxy Materials and Voting (continued)

Beneficial Owners: Shares registered in the name of a broker, bank or other agent

If, at the close of business on June 7, 2023, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and a Notice is being sent to you by that broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account as set forth in the voting instructions in the Notice from your broker, bank or other agent. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

Q:	What am I voting on?

A:	There are five matters scheduled for a vote at the annual meeting:

•	Election by separate resolutions of the four named nominees for director to hold office until the 2026 annual meeting of shareholders (Proposal 1).

•

Ratification, on a non-binding advisory basis, of the appointment of KPMG as the independent auditors of the company for the fiscal year ending December 31, 2023 and the authorization, in a binding vote, of the board of directors, acting through the audit committee, to determine the independent auditors’ remuneration (Proposal 2).

•	Approval, on a non-binding advisory basis, of the compensation of our NEOs as disclosed in this proxy statement (Proposal 3).

•

Granting to the board of directors authority under Irish law to allot and issue ordinary shares for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply (Proposal 4).

•

Approval of any motion to adjourn the annual meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 4 (Proposal 5).

Q:	What are the board’s voting recommendations?

A:

The board of directors recommends that you vote your shares “FOR” each of the director nominees named in this proxy statement to hold office until the 2026 annual meeting of shareholders, and “FOR” each of the other four proposals.

Q:	What if another matter is properly brought before the annual meeting?

A:

The board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy, referred to in this proxy statement as the “proxy holders,” to vote on those matters in accordance with their best judgment.

Q:	How do I vote?

A:

For the election of directors (Proposal 1), you may vote “FOR” or “AGAINST” each nominee, or you may abstain from voting for all or any of the nominees. For each of the other four proposals, you may vote “FOR” or “AGAINST” or abstain from voting.

Shareholders of Record: Shares registered in your name

If you are a shareholder of record, you may vote in person at the annual meeting, you may vote by electronic proxy over the telephone or via the internet as instructed below, or, for those shareholders who receive a paper proxy card in the mail, by mailing a completed proxy card. Whether or not you plan to attend the

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Questions and Answers About These Proxy Materials and Voting (continued)

annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person even if you have already voted by proxy. However, as noted above, we recommend that you vote your shares by proxy in advance of the meeting.

•

To vote in person, come to the annual meeting and we will give you a ballot when you arrive. Please bring your admission ticket or proof of ownership, as further discussed under “Do I need a ticket to attend the annual meeting?” below.

•

To vote using a proxy card, simply complete, sign and date the proxy card that was mailed to you and return it promptly in the envelope provided. Proxy cards must be received by August 2, 2023. If you return your signed proxy card before this time, we will forward it to the company’s registered office electronically in accordance with Irish law and we will vote your shares as you direct.

•

To vote by telephone, dial toll-free +1.800.690.6903 within the United States, U.S. territories and Canada using a touch-tone phone and follow the recorded instructions to submit an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., U.S. Eastern Time, on August 2, 2023 to be counted.

•

To vote via the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., U.S. Eastern Time, on August 2, 2023 to be counted.

Beneficial Owners: Shares registered in the name of a broker, bank or other agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice or the full set of proxy materials containing voting instructions from that broker, bank or other agent rather than from us. Simply follow the voting instructions in the Notice or the full set of proxy materials to ensure that your vote is counted. Alternatively, you may vote by telephone or via the internet as instructed by your broker, bank or other agent. To vote in person at the annual meeting, you must request and obtain a valid proxy from your broker, bank, or other agent. Follow the voting instructions from your broker, bank or other agent, or contact your broker, bank or other agent to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each ordinary share you owned as of the close of business on June 7, 2023.

Q:	If I am a shareholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

A:

If you are a shareholder of record and you do not vote by completing your proxy card, vote by proxy via the internet or by telephone, or vote in person at the annual meeting, your shares will not be voted.

If you are a shareholder of record and you do not specify your vote on each proposal individually when voting by proxy via the internet or by telephone, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting. The voting recommendations of the board of directors are set forth under “What are the board’s voting recommendations?” above.

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Q:	If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

A:

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange (NYSE), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, we have been advised by the NYSE that Proposals 1 and 3 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. We have also been advised by the NYSE that Proposals 2, 4 and 5 are considered to be “routine” matters under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 2, 4 and 5.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Q:	What does it mean if I receive more than one set of proxy materials, more than one Notice, or a combination thereof?

A:

If you receive more than one set of proxy materials, more than one Notice, or a combination thereof, your shares may be registered in more than one name or are registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notices to ensure that all of your shares are voted.

Q:	Can I change my vote after submitting my proxy?

A:	Yes. You can revoke your proxy at any time before the commencement of the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or via the internet.

•	You may send a timely written notice that you are revoking your proxy to our Company Secretary at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland.

•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most recent proxy card or telephone or internet proxy is the one that is counted. If your shares are held by your broker, bank or other agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.

Q:	Do I need a ticket to attend the annual meeting?

A:

Yes, you will need an admission ticket or proof of ownership of ordinary shares to enter the annual meeting. If you are a shareholder of record and you received a full set of proxy materials in the mail, your admission ticket is attached to the proxy card sent to you. If you plan to attend the annual meeting, please so indicate when you vote and bring the ticket and valid photo identification with you to the annual meeting. If you are a shareholder of record and you received a Notice in the mail, your admission ticket is your Notice. Please bring your Notice and valid photo identification with you to the annual meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket is on your voting instruction form. If you do not bring your admission ticket, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the annual meeting without an admission ticket, we will admit you only if we are able to verify that you are a shareholder of our company. For directions to attend the annual meeting in person, please contact our

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Investor Relations department at +353.1.634.7892 (Ireland) or +1.650.496.2800 (United States) or by email at investorinfo@jazzpharma.com.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of elections appointed for the meeting. The inspector of elections will separately count, with respect to the proposal to elect directors (Proposal 1), votes “FOR,” “AGAINST,” abstentions and broker non-votes; and, with respect to each of the other proposals, votes “FOR,” “AGAINST,” abstentions, and, as applicable, broker non-votes.

Q:	What are “broker non-votes”?

A:

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” We have been advised by the NYSE that Proposals 1 and 3 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes in connection with those proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Q:	How many votes are needed to approve each proposal?

A:	Assuming that a quorum is present at the annual meeting, the following votes will be required for approval:

Proposal	Vote Required for Approval
Proposal 1	Each director nominee must receive the affirmative vote of a majority of the votes cast on his or her election to hold office until the 2026 annual meeting of shareholders.
Proposal 2	Affirmative vote of a majority of the votes cast
Proposal 3	Affirmative vote of a majority of the votes cast
Proposal 4	Affirmative vote of 75% of the votes cast
Proposal 5	Affirmative vote of a majority of the votes cast

Q:	What are the treatment and effect of abstentions and broker non-votes?

A:

Abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes will not, however, be considered votes cast at the annual meeting. Because the approval of all of the proposals is based on the votes cast at the annual meeting, abstentions and, as applicable, broker non-votes will not have any effect on the outcome of voting on the proposals.

Q:	What is the quorum requirement?

A:

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding a majority of the issued and outstanding ordinary shares entitled to vote as of the record date are present at the annual meeting or represented by proxy. On the record date, there were 64,139,500 ordinary shares outstanding and entitled to vote. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or, provided that you are a shareholder of record, if you vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within one hour of the time scheduled for the annual meeting, the annual meeting will stand adjourned to August 10, 2023 at 9:45 a.m. local time at the same location, or such other time or place as the board of directors may determine.

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Questions and Answers About These Proxy Materials and Voting (continued)

Q:	How can I find out the results of the voting at the annual meeting?

A:

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a quarterly report on Form 10-Q or a current report on Form 8-K that we expect to file with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 10-Q or a Form 8-K within four business days after the annual meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q:	What are the Irish statutory financial statements and where can I access them?

A:

We are presenting for consideration our Irish statutory financial statements, and the respective reports of the directors and the auditors thereon, at the annual meeting. Since we are an Irish company, we are required to prepare Irish statutory financial statements under applicable Irish company law and to deliver those financial statements together with the respective reports of the directors and the auditors thereon to shareholders of record in connection with our annual meetings of shareholders. The Irish statutory financial statements cover the results of operations and financial position of Jazz Pharmaceuticals plc for the year ended December 31, 2022. The Irish statutory financial statements were prepared in accordance with the International Financial Reporting Standards as adopted by the European Union and as applied in accordance with the 2014 Act. There is no requirement under Irish law that the Irish statutory financial statements be approved by the shareholders, and no such approval will be sought at the annual meeting.

Our Irish statutory financial statements, and the respective reports of the directors and the auditors thereon, will be delivered to shareholders of record in accordance with our obligations under Irish law. We will mail without charge, upon written request, a copy of the Irish statutory financial statements, together with the respective reports of the directors and the auditors thereon, to beneficial “street name” owners of our shares. Requests should be sent to: Jazz Pharmaceuticals plc, Attention: Company Secretary, Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland.

Q:	What proxy materials are available on the internet?

A:	This proxy statement, our letter to shareholders and the 2022 Annual Report on Form 10-K are available at https://materials.proxyvote.com/G50871.

Q:	Who should I call if I have any questions?

A:	If you require any assistance in voting your shares or have any other questions, please contact Alliance Advisors, our proxy solicitor, at +1.855.600.8108.

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OTHER MATTERS

Presentation of Irish Statutory Financial Statements

Our Irish statutory financial statements for the fiscal year ended December 31, 2022, together with the reports of the directors and auditors thereon, will be presented and considered at the annual meeting in accordance with the requirements of the 2014 Act. Our Irish statutory financial statements have been approved by the board of directors. There is no requirement under Irish law that such statements be approved by shareholders, and no such approval will be sought at the annual meeting.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of the outstanding shares of our ordinary shares to file reports of their stock ownership and changes in their ownership of our ordinary shares with the SEC. Based solely on a review of the reports filed for fiscal year 2022 and related written representations, we believe that all Section 16(a) reports were filed on a timely basis, except for a late filing due to an inadvertent administrative error of one Form 4 (each) to report the grant of time-based restricted stock unit awards (“RSUs”) to our executive officers at such time (namely: Bruce C. Cozadd, Daniel N. Swisher, Jr., Renée Galá, Robert Iannone, Neena M. Patil, Kim Sablich, Chris Tovey, Patricia Carr, Finbar Larkin and Samantha Pearce) in March 2022.

Registered and Principal Executive Offices

The registered and principal executive offices of Jazz Pharmaceuticals plc are located at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland. Our telephone number there is +353.1.634.7800.

Shareholder Proposals and Director Nominations for the 2024 Annual Meeting

Our shareholders may submit proposals on matters appropriate for shareholder action at shareholder meetings in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2024 annual meeting of shareholders, all applicable requirements of Rule 14a-8 must be satisfied and, pursuant to Rule 14a-8, such proposals must be received by us no later than February 21, 2024. However, if our 2024 annual meeting of shareholders is not held between July 4, 2024 and September 2, 2024, then the deadline will be a reasonable time prior to the time that we begin to print and mail our proxy materials. Such proposals should be delivered to Jazz Pharmaceuticals plc, Attention: Company Secretary, Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland.

Our articles provide that shareholder nominations of persons to be elected to the board of directors at an annual meeting must be made following written notice to our Company Secretary which is executed by a shareholder and accompanied by certain background and other information specified in our articles. Such written notice and information must be received by our Company Secretary not later than the close of business on March 22, 2024 nor earlier than January 22, 2024; provided, however, that in the event our 2024 annual meeting of shareholders is not held between July 4, 2024 and September 2, 2024, notice must be delivered no earlier than 150 days prior to nor later than the later of 90 days prior to the date of the 2024 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In addition to satisfying the informational requirements in our articles, shareholders intending to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) promulgated under the Exchange Act. Our articles provide that other proposals may only be proposed at an annual meeting if either (i) it is proposed by or at the direction of our board of directors; (ii) it is proposed at the direction of the Irish High Court; or (iii) the chairperson of the meeting decides, in his or her absolute discretion, that the proposal may properly be regarded as within the scope of the relevant meeting. In addition, the proxy solicited by our board of directors for the 2024 annual meeting of shareholders will confer discretionary voting authority with respect to (i) any proposal presented by a shareholder at that meeting for which we have not been provided with notice by May 6, 2024 and (ii), if we have received notice of such proposal by May 6, 2024, any matter, provided that (i) the 2024 proxy statement briefly describes such matter and how management’s proxy holders intend to vote on it and

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2023 NOTICE OF MEETING AND PROXY STATEMENT

Other Matters (continued)

(ii) the shareholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act. On any other business which may properly come before the 2024 annual meeting of shareholders, or any adjournment thereof, and whether procedural or substantive in nature (including without limitation any motion to amend a resolution or adjourn the meeting) not specified in this proxy statement, the proxy holder will act at his or her discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for Notices and proxy materials with respect to two or more shareholders sharing the same address by delivering a single Notice or a single set of proxy materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are Jazz Pharmaceuticals shareholders will be “householding” Notices and our proxy materials. A single Notice or a single set of proxy materials, as applicable, may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice or set of proxy materials, as applicable, in the future you may: (1) notify your broker, (2) direct your written request to Jazz Pharmaceuticals plc, Attention: Investor Relations, Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland or (3) contact our Investor Relations department at +353.1.634.7892 (Ireland) or +1.650.496.2800 (United States) or by email at investorinfo@jazzpharma.com. Shareholders who currently receive multiple copies of Notices or proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of a Notice or set of proxy materials to a shareholder at a shared address to which a single Notice or set of proxy materials, as applicable, was delivered.

Annual Report on Form 10-K

We will mail without charge, upon written request, a copy of our 2022 Annual Report on Form 10-K, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to: Jazz Pharmaceuticals plc, Attention: Aislinn Doody, Company Secretary, Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland.

Special Note Regarding Forward-Looking Statements

This proxy statement contains forward-looking statements, including, but not limited to, statements related to our growth prospects and future financial and operating performance, including Vision 2025 and expectations related thereto; our strategy to create sustainable and enhanced growth and value, including statements related to the potential ways in which we intend to advance our business, grow and diversify our portfolio and revenues, and increase shareholder value; the goals of our ESG strategies, efforts and initiatives; our anticipated needs with respect to the issuance of our share capital and our ability to execute on our growth strategy; any potential future strategic opportunities, including potential acquisitions or other business development transactions; the anticipated benefits to us of our corporate development transactions and research and development efforts; the goals of I-CARE, our compliance and ethics program; the goals of our executive compensation programs; and other statements that are not historical facts. These forward-looking statements are based on our current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: maintaining or increasing sales of and revenue from our oxybate products, Zepzelca, Epidiolex/Epidyolex and other key marketed products; effectively launching and commercializing our other products and product candidates; the successful completion of development and regulatory activities with respect to our product candidates; obtaining and maintaining adequate coverage and reimbursement for our products; the time-consuming and uncertain regulatory

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2023 NOTICE OF MEETING AND PROXY STATEMENT

Other Matters (continued)

approval process, including the risk that our current and/or planned regulatory submissions may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all; the costly and time-consuming pharmaceutical product development and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients; global economic, financial, and healthcare system disruptions and the current and potential future negative impacts to the company’s business operations and financial results; geopolitical events, including the conflict between Russia and Ukraine and related sanctions; macroeconomic conditions, including global financial markets, rising interest rates and inflation and recent and potential banking disruptions; regulatory initiatives and changes in tax laws; market volatility; protecting and enhancing our intellectual property rights and our commercial success being dependent upon obtaining, maintaining and defending intellectual property protection for our products and product candidates; delays or problems in the supply or manufacture of our products and product candidates; complying with applicable U.S. and non-U.S. regulatory requirements, including those governing the research, development, manufacturing and distribution of controlled substances; government investigations, legal proceedings and other actions; identifying and consummating corporate development transactions, financing these transactions and successfully integrating acquired product candidates, products and businesses; our ability to realize the anticipated benefits of our business development transactions and collaborations and license agreements with third parties; the effects of competitive products; the sufficiency of our cash flows and capital resources; challenges inherent in efficiently managing employees in diverse geographies and creating and maintaining a positive workplace culture; the aspirational nature of our ESG strategies, efforts and initiatives, which are not guarantees or promises that such goals, initiatives and objectives will be met; our ability to meet our projected long-term goals and objectives, including as part of Vision 2025, in the time periods that we anticipate, or at all, and the inherent uncertainty and significant judgments and assumptions underlying our long-term goals and objectives; our ability to identify, compete with others for, and successfully complete any potential future business development transactions; and other risks and uncertainties affecting us, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals’ Securities and Exchange Commission filings and reports, including Jazz Pharmaceuticals’ Annual Report on Form 10-K for the year ended December 31, 2022, as supplemented by our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and subsequent filings and reports by Jazz Pharmaceuticals. Other risks and uncertainties of which we are not currently aware may also affect our forward-looking statements and may cause actual results and timing of events to differ materially from those anticipated. The forward-looking statements herein are made only as of the date of this proxy statement or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by us on our website or otherwise. We undertake no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in our expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

General

Your proxy is solicited on behalf of our board of directors. Unless otherwise directed, at the annual meeting (or any adjournment thereof), proxies will be voted “FOR” all of the nominees listed in Proposal 1 and “FOR” Proposals 2 through 5. If any matter other than those described in this proxy statement properly comes before the annual meeting (or any adjournment thereof), it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By order of the board of directors,

/s/ Aislinn Doody

Aislinn Doody, Company Secretary

Dublin, Ireland

June 16, 2023

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JAZZ PHARMACEUTICALS PLC

FIFTH FLOOR, WATERLOO EXCHANGE

WATERLOO ROAD, DUBLIN 4, IRELAND

ATTN: COMPANY SECRETARY

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. U.S. Eastern Time on August 2, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials while minimizing environmental impact, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. U.S. Eastern Time on August 2, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received no later than August 2, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V18163-P95820                KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JAZZ PHARMACEUTICALS PLC
The Board of Directors recommends you vote FOR each of the nominees for director named in Proposal 1 below:
1.	To elect four nominees for director named below to hold office until the 2026 Annual General Meeting of Shareholders.
	Nominees:		For	Against	Abstain
	1a.	Bruce C. Cozadd	☐	☐	☐

	1b.	Heather Ann McSharry	☐	☐	☐

	1c.	Anne O'Riordan	☐	☐	☐

	1d.	Rick E Winningham	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5:

2.

To ratify, on a non-binding advisory basis, the appointment of KPMG as the independent auditors of Jazz Pharmaceuticals plc for the fiscal year ending December 31, 2023 and to authorize, in a binding vote, the Board of Directors, acting through the audit committee, to determine KPMG's remuneration.

			☐	☐	☐

3.	To approve, on a non-binding advisory basis, the compensation of Jazz Pharmaceuticals plc's named executive officers as disclosed in the proxy statement.		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer

	For	Against	Abstain

4.

To grant the Board of Directors authority under Irish law to allot and issue ordinary shares for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply.

	☐	☐	☐

5.

To approve any motion to adjourn the Annual General Meeting, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufficient votes at the time of the Annual General Meeting to approve Proposal 4.

	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

2023 Annual General Meeting of Shareholders

Thursday, August 3, 2023

9:45 AM Local Time

Jazz Pharmaceuticals plc

Fifth Floor, Waterloo Exchange

Waterloo Road

Dublin 4, Ireland

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting

to be held on August 3, 2023:

The proxy statement, our letter to shareholders, our 2022 Annual Report on Form 10-K and our Irish statutory financial statements are available at www.proxyvote.com.

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V18164-P95820

JAZZ PHARMACEUTICALS PLC

Annual General Meeting of Shareholders

August 3, 2023 9:45 AM Local Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Bruce C. Cozadd and Renée D. Galá, and either of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the ordinary shares of Jazz Pharmaceuticals plc (the "Company") which the undersigned may be entitled to vote at the Company's Annual General Meeting to be held at Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland on Thursday, August 3, 2023, at 9:45 AM local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Continued and to be signed on reverse side